UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd, Suite 165, Goodyear, AZ 85395

(Address of principal executive offices)

(Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

623-266-4567

Date of fiscal year end:

8/31

Date of reporting period: 8/31/14

Item 1.  Reports to Stockholders.

Class A and C Shares

Annual Report

As Of August 31, 2014

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

This Page Intentionally Left Blank.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 32
Statements of Assets and Liabilities	Page 64
Statements of Operations	Page 67
Statements of Changes in Net Assets	Page 70
Notes to Financials	Page 75
Financial Highlights	Page 93
Report of Independent Registered Public Accounting Firm	Page 107
Supplemental Information	Page 108
Privacy Notice	Page 118

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	1 Wall Street, 25th Floor
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2014

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”). This report covers the twelve months from September 1, 2013 through August 31, 2014.

tHE SARATOGA ADVANTAGE TRUST CELEBRATES ITS 20-YEAR ANNIVERSARY

August 31, 2014 marks a milestone in the Trust’s history, as the Trust celebrates its 20-year anniversary! Thank you to all of you for making this possible by investing in the Trust’s portfolios. When we started the Trust in 1994, it was our goal to provide investors with the opportunity to have their assets professionally managed by an experienced team of money managers selected from among the nation’s leading institutional investment advisory firms, without the prohibitive account minimums often times associated with these managers. The Trust has been a reflection of this goal and commitment since it started.

The last 20 years have provided a wide variety of events and price swings in the stock market. When the Trust started on September 1, 1994 the Dow Jones Industrial Average (the “Dow”) stood at 3,901.44. The Dow is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. You cannot invest directly in the Dow. On March 29, 1999 the Dow made history by closing above 10,000 for the first time since it was launched by Charles Dow in 1896 at 40.94. As I write this letter the Dow closed at 16,677.04 on October 23, 2014, which is 12,775 points higher than when the Trust started. This gain of 12,775 points was achieved with many strong advances and many sharp declines along the way.

Throughout the course of the Trust’s history, I have stated that we believe that successful investing requires discipline and patience, and that investors should try to stay focused on their long-term investment goals. We have also cautioned investors to not let short-term stock and bond market fluctuations or investment manias change their long-term investment strategies.

As the Trust embarks on the future, it will remain investor-focused and committed to providing state-of-the-art, institutional-based investment services to investors. Thank you for being part of the Trust’s 20-year anniversary celebration!

1

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 4.6% during the second quarter of 2014. This was a welcome rebound from the GDP decline of -2.1% in the first quarter of 2014. The Saratoga Economic Strength MonitorSM (ESM) is an index comprised of 14 economic statistics, including: Money Supply, Housing figures, Industrial Production, employment statistics and more. The ESM was developed to measure strength or weakness in the general economy. Depending on the ESM’s trend and level it could indicate to us if the Federal Reserve (Fed) should consider adjusting its monetary policy structure. The August 2014 reading of the ESM was 69%, this was the highest level in eight years and it suggests to us that the Fed could start to remove some monetary accommodation in the near future. However, the 69% level is still relatively low considering how far along we are into the economic expansion. The ESM’s range is between 0% and 100%, the closer to 100% would indicate a high probability of a restrictive Fed policy. The Fed is focused on its dual mandate of price stability and maximum sustained employment. The Fed provided insight about its process in the Monetary Policy Report (MPR) submitted to the Congress on February 11, 2014. The Fed stated in part: “Despite its recent declines, the unemployment rate remains well above FOMC participants’ estimates of the long-run sustainable rate of unemployment and well above rates that prevailed prior to the recent recession.” The employment report in February 2014 indicated that the unemployment rate was 6.7%, and as of September 2014 this rate was down to approximately 5.9%. The Fed revealed that “the labor force participation rate has continued to move lower on net…” In this MPR the labor force participation rate was reported to be about 63% and as of September 2014 the level was down to about 62.7%, the lowest rate since December 1977. Furthermore, the Fed indicated, “…some other aspects of the labor market remain of concern. For example, the share of the unemployed who have been out of work longer than six months…” At the time of the MPR there were about 3.8 million people unemployed for over 27 weeks, and as of September 2014 this statistic was reported to be down to 2.9 million. That is a sizeable drop in seven months, but that reading is still higher than all of the previous cycle highs since 1948. We also learned from the Fed that the growth rate of compensation can depict how well employment is improving. “The relatively weak labor market has also been evident in the behavior of wages …average hourly earnings for all employees--the timeliest measure of wage developments--increased close to 2 percent over the 12 months ending in January, about the same pace as over the preceding year…” The Employment Situation summary reported by the Bureau of Labor Statistics in September 2014, reported that the average hourly and average weekly earnings were both up about 2% from a year earlier. Due to such a modest economic recovery, employers have not had to increase wages to retain employees. Moreover, this is an important measure of inflationary pressure. When the trend of wages increase at an accelerated pace, people typically feel good about their monetary well-being. So, as people make more money their spending usually increases, which can start a cycle of demand pull inflation. When the demand for products increases faster than the supply of products, merchants typically increase the price of their goods. Counterintuitive to its dual mandate, for the Fed to feel good about the employment situation it needs inflation to increase.

2

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.

Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards against which to measure the portfolios, in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.). In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

Electronic Delivery AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

3

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

2461-NLD-10/30/2014

4

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investors Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	27.67%	15.26%	NA	NA	2.94%
Without Sales Charge	35.46%	16.63%	NA	NA	3.66%
Class C
With Sales Charge	33.64%	15.89%	4.12%	2.42%	NA
Without Sales Charge	34.64%	15.89%	4.12%	2.42%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 1.71% and 2.35% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio produced solid performance for the fiscal year ended August 31, 2014. The Portfolio’s performance was driven by positions in the health care, industrial, and energy sectors. Shire (0.00%) and Actavis (4.84%) were the top performers within health care as both were involved in merger and acquisition activity this year. In June, the pharmaceutical giant AbbVie (0.00%) announced the acquisition of Shire for a large premium sending shares higher. The Portfolio sold its position soon after at a sizable gain. Actavis announced the acquisition of Forest Labs (0.00%) in February, in a deal that is expected to be very accretive to the company’s earnings and strengthens our expectations for above-consensus, double-digit earnings-per-share growth over the coming years. The top performing industrial company was American Airlines (4.46%) with shares up sharply during the year as the company successfully closed on its merger with US Airways (0.00%). The consolidation in the U.S. airline industry should lead to continued capacity discipline and subsequently better pricing and earnings for American. Lastly, within energy, Williams Corporation (4.61%) announced the acquisition of Access Midstream Partners, a deal that will allow them to grow their dividend at a higher rate as well as diversify their mix of business.

We continue to believe low inflation and interest rates combined with continued synchronized global economic growth and accommodative monetary policy support our expectation for a long runway for the U.S. economic expansion and stock market. With more elevated valuations superior stock selection will be especially important.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

5

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Realogy Holdings Corp.	5.0%
Actavis plc	4.8%
AerCap Holdings NV	4.7%
Williams Cos., Inc.	4.6%
Mylan, Inc.	4.6%
American Airlines Group, Inc.	4.5%
Prudential Financial, Inc.	4.3%
McKesson Corp.	4.3%
Delta Airlines, Inc.	4.1%
Ebay, Inc.	4.1%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Value Average (“Large Value Average”), as of August 31, 2014, consisted of 1,291 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average.

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

6

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	16.71%	19.13%	NA	NA	6.94%
Without Sales Charge	23.86%	20.54%	NA	NA	7.68%
Class C
With Sales Charge	22.08%	19.81%	9.33%	1.92%	NA
Without Sales Charge	23.08%	19.81%	9.33%	1.92%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 1.66% and 2.35% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Large Capitalization Growth Portfolio posted a positive return for the year ended August 31, 2014. Stock selection in the financials sector and our allocation to the information technology sector were the largest contributors to performance during the last year. Stock selection in the industrials and health care sectors were the primary detractors from relative performance. Facebook (5.46%) and Google (5.79%) were the largest contributors to performance. Danone (2.31%) and Diageo (0.14%) were the primary laggards.

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we seek to invest in high-quality businesses with sustainable and competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

During the period, we initiated new positions in YUM Brands (2.16%) and Novo Nordisk (2.22%). We believe both companies have difficult to replicate business models and are well-positioned for secular and profitable growth. Based on our valuation analysis, we believe the market price embeds growth expectations below our long-term estimates for these companies. As a result, in our view they are selling at very attractive discounts to intrinsic value and offer compelling reward-to-risk opportunities. During the period, we added to several positions including Danone (2.31%), Monster Beverage (3.63%), Coca-Cola (3.94%), Procter & Gamble (3.94%), and Amazon (5.00%). Also, during the period we sold our positions in Legg Mason (0.00%), Clorox (0.00%) and Franklin Resources (0.00%) as the stock price reached our estimates of intrinsic value. Finally, we trimmed the Portfolio’s positions in American Express (3.26%), Facebook (5.46%), Google (5.79%), Visa (4.09%), and Zimmer Holdings (2.66%).

Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. As a result, our sector positioning is derived from our stock selection. The Portfolio is currently overweight the information technology and consumer staples sectors, and underweight the energy, consumer discretionary, industrials, financials, and healthcare sectors.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

7

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Google, Inc.	5.8%
Facebook, Inc.	5.5%
Cisco Systems, Inc.	5.3%
Amazon.com, Inc.	5.0%
Oracle Corp.	4.9%
Lowe’s Co., Inc.	4.7%
QUALCOMM, Inc.	4.2%
Visa, Inc.	4.1%
Procter & Gamble Co.	3.9%
Coca-Cola Co.	3.9%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Morningstar Large Growth Average (“Large Growth Average”), as of August 31, 2014, consisted of 1,729 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average.

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

8

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 6/28/02 - 8/31/14*
Class A
With Sales Charge	18.10%	15.45%	9.12%	8.61%
Without Sales Charge	25.32%	16.81%	9.77%	9.14%
Class C
With Sales Charge	23.51%	16.13%	9.13%	8.49%
Without Sales Charge	24.51%	16.13%	9.13%	8.49%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 2.21% and 2.83% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Portfolio experienced positive performance for the fiscal year ended August 31, 2014. The largest contributors to relative performance were Technology and Industrials driven by strong stock selection. Our decision to underweight Utilities also contributed positively to relative performance. The sectors that underperformed during the last year include Financials, Materials, and Energy. During the year, we increased the Portfolio’s weightings in Consumer Discretionary, Technology, and Health Care while reducing weightings in Consumer Staples, Financials, Industrials, and Materials. The Portfolio is overweight Energy, Industrials, Materials, and Technology, while it is underweight Consumer Discretionary, Consumer Staples, Financials, Telecommunication Services, and Utilities.

We believe the stock market is discounting continued modest improvement in earnings growth and an inflationary environment where deflationary risks are modestly higher than inflationary risks. While the scenario the stock market is currently discounting is plausible, it is not our best case scenario. Inflationary pressures are building in non-discretionary items (e.g., housing/rent, food, energy, and healthcare), which is placing increased pressure on real consumer spending as wage gains remain sluggish. An increase in near term inflationary measures has the potential to challenge the Federal Reserve’s timeline for monetary policy actions, which may increase the volatility in interest rates resulting in stock market corrections.

Even without a broader stock market correction, we expect stock market breadth to continue to narrow. In our view, not only will the inflationary pressures noted above begin to impact margins, so will several years of underinvestment in property, plant, and equipment. Companies can no longer rely on a recovery in consumption, lower interest rates, share repurchases, and deferred capital expenditures to drive earnings growth. Going forward, we believe that companies will be required to increase capital expenditures, research and development, and other operating costs in order to sustain or grow earnings. While the nature of the bull stock market is changing, we believe there are still individual stocks that should perform well despite the increasing stock market headwinds.

9

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
HCA Holdings, Inc.	2.5%
NCR Corp.	2.3%
Commscope Holding Co., Inc.	2.1%
Avago Technologies Ltd.	1.9%
Signet Jewelers Ltd.	1.9%
Mallinckrodt PLC	1.9%
Portfolio Recovery Associates	1.8%
Nasdaq OMX Group, Inc.	1.8%
PVH Corp.	1.8%
Jarden Corp.	1.8%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Morningstar Mid Capitalization Blend Average (“Mid Cap Blend Average”), as of August 31, 2014, consisted of 391 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio’s return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

10

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	9.90%	12.44%	NA	NA	5.74%
Without Sales Charge	16.59%	13.79%	NA	NA	6.48%
Class C
With Sales Charge	14.94%	13.03%	7.23%	8.68%	NA
Without Sales Charge	15.89%	13.03%	7.23%	8.68%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 1.97 % and 2.60% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Small Capitalization Portfolio turned in positive performance for the fiscal year ended August 31, 2014. Stock selection helped results while sector allocation was a modest negative. Sector changes during the year included a greater overweight in health care, from an underweight to an overweight in information technology, and a lesser underweight in financials. In terms of individual stocks, significant purchases included trucking company Saia (2.70%), insurance company Federated National Holding (2.64%), and consumer products supplier Prestige Brands (2.55%). Sales included drug delivery systems supplier West Pharmaceutical (0.00%), banking company Cardinal Financial (0.00%), and less-than-truckload carrier Old Dominion Freight Line (0.00%).

While U.S. stocks generally had numerous corrections throughout the year ended August 31, 2014, at the end of the day virtually all the major indexes finished with strong gains. The U.S. economy faltered in the weather-influenced first calendar quarter but bounced back in the second quarter. Relative to other major global economies, trends in the U.S. have been encouraging.

The Federal Reserve’s (the “Fed’s”) accommodative stance, the prospect of moderate U.S. economic growth and many investors’ seeming willingness to buy stocks on short-term pullbacks, have raised expectations for modest stock market gains in the coming months. Along with valuation levels, investors will be monitoring the reaction of stocks if corporate profits disappoint in the second half of 2014 or if U.S. inflation continues to edge higher and leads the Fed to signal a possible change in policy sooner rather than later. We continue to believe that corporate fundamentals and earnings growth remain solid. In our opinion, the investment environment going forward should be favorable to research-based, selective strategies like ours.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

11

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
ConnectOne Bancorp, Inc.	4.4%
Stone Energy Corp.	3.1%
Teleflex, Inc.	2.8%
Eagle Bancorp, Inc.	2.7%
EnPro Industries, Inc.	2.7%
Saia, Inc.	2.7%
Federated National Holding Co.	2.6%
Prosperity Bancshares, Inc.	2.6%
Prestige Brands Holdings, Inc.	2.6%
Core-Mark Holding Co.	2.4%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Morningstar Small Blend Average (“Small Blend Average”), as of August 31, 2014, consisted of 739 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

12

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	4.77%	3.45%	NA	NA	-0.35%
Without Sales Charge	11.18%	4.69%	NA	NA	0.35%
Class C
With Sales Charge	9.48%	4.00%	2.80%	0.01%	NA
Without Sales Charge	10.48%	4.00%	2.80%	0.01%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 3.49% and 4.08% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2014, the Saratoga International Equity Portfolio gained ground. International stocks generally continued to move higher during the last 12 months as many Central Banks from around the globe continued monetary and fiscal stimulus. The Portfolio had a very strong relative finish to 2013. Stock selection within China was the largest contributor to performance during the fourth quarter of 2013. Ping (0.98%), a diversified insurance provider, advanced over 28% since it was added to the portfolio in October 2013 as revenue expectations for their non-life insurance businesses increased.

We believe that the Portfolio is well-positioned to outperform going forward. We significantly increased the Portfolio’s Japanese weight and it is now overweight. Given Japan’s sharp underperformance year-to-date, we are finding a lot of value and catalysts. One of the Portfolio’s recent purchases includes Toshiba (1.20%). In our view, the Portfolio also continues to hold attractive stocks in China and Korea, both of which have underperformed the Emerging Markets rally. The European Central Bank noted at the end of August that it continues to explore more stimulus options, including potential quantitative easing to spur growth. We believe further policy accommodation will not only benefit Europe, but will provide a tailwind for the Portfolio’s Chinese and Japanese export oriented companies.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

13

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Playtech Plc	2.3%
Philip Morris International, Inc.	2.0%
Credit Suisse Group AG	2.0%
Standard Chartered PLC	2.0%
Honda Motor Co. Ltd.	1.9%
Sumitomo Mitsui Trust Holdings, Inc.	1.9%
Roche Holding AG	1.7%
Toray Industries, Inc.	1.7%
Royal Dutch Shell PLC	1.6%
MGM China Holdings Ltd.	1.6%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 31, 2014, the MSCI EAFE ® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index

MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 21 Emerging Markets countries. With 1,824 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

14

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 7/15/99 - 8/31/14*	Inception: 1/18/00 - 8/31/14*
Class A
With Sales Charge	20.15%	16.74%	9.22%	7.74%	N/A
Without Sales Charge	27.47%	18.13%	9.86%	8.16%	N/A
Class C
With Sales Charge	25.74%	17.44%	9.22%	N/A	4.24%
Without Sales Charge	26.74%	17.44%	9.22%	N/A	4.24%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 2.60% and 3.20% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Health & Biotechnology Portfolio advanced during the fiscal year ended August 31, 2014. A prominent theme of late that has contributed to positive performance this last year in healthcare stocks is corporate inversion, which entails a U.S. company moving its headquarters by acquiring a foreign company, thereby lowering its tax rate. The healthcare sector has been the most popular sector utilizing this strategy, and many stocks have been bid up either in response, to or anticipation of, such action.

In last year’s annual report letter we noted that 27 of the Portfolio’s 30 holdings had advanced at least 10% for that year. For the last year, this was true for 24 of the Portfolio’s 30 holdings that were held for the full twelve months. In fact, every one of these 24 stocks returned at least 18% during the last fiscal year.

In our judgement, these returns simply cannot go on forever, and we believe there will be a down year at some point – we just don’t know when. In the meantime, given our opinion about the risk-reward in various industries within the healthcare sector, we have tried to manage the Portfolio so that the downside will be less than for our peers. Over the last year, we reduced the Portfolio’s exposure to the pharmaceutical distribution area, which had been a big focus and whose stocks generally have seen huge gains (for example, McKesson (3.94%) is up about 230% over the past four years). With the proceeds we have added to other areas within healthcare services.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

15

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Cardinal Health, Inc.	5.7%
Amgen, Inc.	5.3%
CR Bard, Inc.	5.2%
AstraZeneca PLC	5.1%
Merck & Co., Inc.	4.1%
Becton Dickinson and Co.	4.0%
McKesson Corp.	3.9%
Medtronic, Inc.	3.9%
Eli Lilly & Co.	3.8%
WellPoint, Inc.	3.7%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio’s returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

16

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 10/22/97 - 8/31/14*	Inception: 1/14/00 - 8/31/14*
Class A
With Sales Charge	15.53%	19.63%	12.86%	4.53%	NA
Without Sales Charge	22.55%	21.07%	13.54%	4.90%	NA
Class C
With Sales Charge	20.78%	20.36%	12.86%	NA	-4.29%
Without Sales Charge	21.78%	20.36%	12.86%	NA	-4.29%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 2.31% and 2.92% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

Commentary from Loomis Sayles & Co., L.P. - For the fiscal year ending August 31, 2014, the Saratoga Technology & Communications Portfolio posted a positive return. In a gradually improving macroeconomic environment, the most significant positive drivers of performance came from our positions in Apple (10.91%), Internet security provider Palo Alto Networks (1.06%), and the Chinese Internet search company Baidu (1.59%). We continue to be highly selective when investing in technology mega cap stocks, many of which face challenges around revenue growth, commoditization, competition, and margins. This selectivity helped us in the case of IBM (1.82%) and Cisco (3.03%). However, our avoidance of some PC-related stocks had a negative impact on performance, as some of these stocks experienced a strong rally on low expectations and a modest stabilization in PC demand. We believe that this will prove to be a temporary phenomenon.

We remain focused on the identification of sustainable secular trends and those companies that can effectively exploit the opportunities before them. We continue to have exposure to positive trends around mobile Internet usage, next-generation data centers, and social/commerce-based Internet adoption, and have more recently been increasing the Portfolio’s exposure to the stocks of companies providing security solutions. High profile security breaches at major retailers like Target (0.00%) and Home Depot (0.00%) have elevated the importance of an effective Internet security strategy to the CEO and Board level, driving strong demand for the solutions of companies like Palo Alto Networks and Fortinet, two holdings that performed well for the Portfolio in 2014.

We continue to anticipate modest global economic growth, given the fiscal and monetary challenges of many developed nations, including the U.S., as well as developing challenges among emerging countries and regions such as Latin America and Russia. Consequently, we think the stock market returns for the rest of the year will be modest as well, and we would not be surprised to see a correction within the next several months after the strong year-to-date returns.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

17

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Apple, Inc.	10.9%
Google, Inc.	9.4%
Northrop Grumman Corp.	3.7%
Amdocs Ltd.	3.2%
Western Digital Corp.	3.1%
EMC Corp.	3.1%
VMware, Inc.	3.1%
Cisco Systems, Inc.	3.0%
Symantec Corp.	2.5%
QUALCOMM, Inc.	2.4%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

18

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 10/23/97 - 8/31/14*	Inception: 1/7/03 - 8/31/14*
Class A
With Sales Charge	9.57%	9.75%	8.44%	7.46%	NA
Without Sales Charge	16.24%	11.06%	9.09%	7.84%	NA
Class C
With Sales Charge	14.49%	10.39%	8.43%	NA	9.86%
Without Sales Charge	15.49%	10.39%	8.43%	NA	9.86%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 3.43% and 4.03% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Energy & Basic Materials Portfolio produced positive performance for the fiscal year ended August 31, 2014. It’s a unique and exciting time to be an energy investor. We believe that the U.S. energy boom will continue for many more years due to low cost shale development and technological advances. The investment opportunity set is robust across our investment universe and we continue to see opportunities across all the sectors available to us.

The current macro backdrop is providing incentives for a broad set of companies in the energy sector to optimize their capital structures by dropping a wide variety of assets into Master Limited Partnerships (MLPs). Low interest rates, demographically driven demand for yield, robust drilling activity, and yield based valuations are muting the cyclicality of energy assets and creating a massive incentive for companies to accretively sell those assets to controlled MLPs. It truly is a Golden Age for infrastructure investment. We think merger and acquisition activity within the midstream sector will be a major trend as large c-corps with low costs of capital potentially gobble up smaller peers. To this end we have established a new position in Kinder Morgan Inc. (4.70%) which should be well positioned to consolidate the industry after the acquisitions of its subsidiaries closes.

We are most excited, however, about the opportunity for non-traditional participants in the MLP sector. Many exploration and production companies, oil service companies, logistics providers, chemical producers, and integrateds have asset suites that are qualified income for MLPs. For some of these companies there is a significant value proposition to restructuring their enterprises to capitalize on the valuation arbitrage and drive their sponsors’ cost of capital lower. While skeptics call it financial engineering, the benefits are real and can shift the competitive balance within industries. We have recently taken positions in a number of these names, including Western Refining (2.24%), and see compelling potential for alpha.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

19

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Exxon Mobil Corp.	5.0%
Kinder Morgan, Inc.	4.7%
Noble Energy, Inc.	4.5%
Sealed Air Corp.	4.4%
Suncor Energy, Inc.	4.3%
Canadian Natural Resources	4.1%
QEP Resources, Inc.	4.0%
Energen Corp.	3.9%
Pioneer Natural Resources Co.	3.8%
Halliburton Co.	3.7%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

20

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 8/1/00 - 8/31/14*
Class A
With Sales Charge	9.44%	5.28%	0.05%	1.15%
Without Sales Charge	16.05%	6.55%	0.65%	1.58%
Class C
With Sales Charge	14.41%	5.92%	0.03%	0.97%
Without Sales Charge	15.41%	5.92%	0.03%	0.97%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 6.05% and 6.80% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2014, the Portfolio gained ground. After outperforming in the prior year, the financial sector lagged the broader market by 300 basis points (3%) over the same period ending 8/31/14, as many investors questioned the effects of slow revenue growth, persistently low interest rates and burdensome regulation on the earnings power of reasonably expensive stocks.

For the last fiscal year, top contributors to the portfolio were Ameriprise (2.03%), Invesco (2.35%) and Discover (2.83%). Ameriprise, a hybrid of financial planning, asset management and life insurance, saw its stock propelled yet higher by positive markets forces; nonetheless, it trades well beyond our base case scenario price target and we have been trimming it. Invesco, a diversified global money manager, was drubbed earlier by the over-hyped departure of a U.K. portfolio manager. Subsequently, the stock rallied as net new money flows returned to positive. Discover, a long time core holding, continued to shine as loan growth in credit cards exceeded peers and credit quality stayed benign.

Key detractors to performance were the Portfolio’s underweight in REITs (real estate investment trusts), and holdings in HSBC (2.65%), UBS (1.95%) & BARC (0.00%). The REIT sector underperformed materially in calendar 2013 due largely to the specter of higher interest rates. However, with bonds rallying thus far in 2014, REITs have roared back. We remain underweight the group overall due to what we perceive are rich valuations. In international banks, HSBC has been a long time favorite due to its strong balance sheet and high dividend yield. Shares lagged earlier in the period due primarily to market concerns about Asian & Latin American growth and ever-increasing capital hurdles from an unreasonable U.K. regulator. As both of these issues ameliorated, the shares have strengthened. UBS, also a longstanding favorite, performed well earlier in the period as inflows into private banking and the prospect of a material dividend increase drove the shares. However, UBS swooned in the second half as it became caught up in regulatory witch hunts into FX trading & U.S. mortgages/Department of Justice; we added to the position. Barclays Bank (0.00%) was eliminated in July as new management has not delivered results.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

21

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Berkshire Hathaway, Inc.	7.4%
Wells Fargo & Co.	6.2%
Citigroup, Inc.	5.1%
Goldman Sachs Group, Inc.	4.5%
JPMorgan Chase & Co.	4.5%
US Bancorp	4.5%
Bank of America Corp.	3.8%
American Express Co.	3.7%
American International Group, Inc.	3.6%
BlackRock, Inc.	3.5%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

22

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	-4.17%	0.77%	NA	NA	2.02%
Without Sales Charge	1.70%	1.97%	NA	NA	2.73%
Class C
With Sales Charge	0.07%	1.39%	1.98%	2.86%	NA
Without Sales Charge	1.07%	1.39%	1.98%	2.86%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 1.86% and 2.44% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

During the fiscal year ended August 31, 2014, the U.S. economy improved at a moderate pace led by strength in manufacturing, energy and housing. Labor market conditions have shown further improvement with the unemployment rate dropping from 7.2% to 6.1% during this period. Overseas, the Europe and China economies have weakened. As foreign bond yields generally declined around the world, U.S. yields became an attractive alternative. The yield on the 10-year Treasury declined 51 basis points (0.51%) during this period and the yield curve flattened. Also, corporate bonds generally outperformed U.S. Treasuries, and the Federal Reserve opted to leave rates unchanged during this period.

In addition, during the fiscal year we sold the Portfolio’s positions in Cardinal Health Care (0.00%) and Occidental Petroleum (0.00%) when the securities reached our spread objective. We added Coca-Cola (1.90%), Caterpillar Finance Services (1.81%) and Bank of America (1.75%), all with maturities of three years or less. We maintained the Portfolio’s overweight position in corporates and its underweight position in U.S. Treasury securities. We continue to favor the financial sector, as many financial institutions improve their balance sheets. Finally we continue to maintain a lower overall duration and interest rate sensitivity versus the benchmark.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/14. The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

23

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Federal Home Loan Mortgage, 5.125%, 10/18/16	6.3%
Federal National Mortgage, 4.875%, 12/15/16	6.3%
U.S. Treasury Notes 4.50%, 2/15/16	4.6%
U.S. Treasury Notes 4.625%, 2/15/17	4.5%
U.S. Treasury Notes 3.625%, 8/15/19	4.4%
Federal National Mortgage, 5.00%, 4/15/15	4.4%
U.S. Treasury Notes 3.75%, 11/15/18	4.4%
U.S. Treasury Notes 3.00%, 9/30/16	4.2%
BB&T Corp., 4.90%, 6/30/17	4.1%
General Electric Capital Corp., 5.50%, 1/8/20	4.0%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Lipper Short-Intermediate Investment Grade Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

24

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Shrewsbury, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	-3.14%	0.28%	NA	NA	0.27%
Without Sales Charge	2.79%	1.47%	NA	NA	0.97%
Class C
With Sales Charge	1.49%	1.10%	1.05%	1.78%	NA
Without Sales Charge	2.49%	1.10%	1.05%	1.78%	NA

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 2.76% and 3.48% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

The U.S. economy improved at a moderate pace led by strength in manufacturing, energy and housing during the fiscal year ended August 31, 2014. The Federal Open Market Committee (“the FOMC”) maintained its forward guidance regarding the federal funds rate target and reaffirmed its view that a highly accommodative stance of monetary policy remains appropriate. The FOMC will likely base future judgments on upcoming economic data, with a primary focus on the quality of that data. The FOMC continued to taper bond purchases and is expected to end the program in October 2014. Inflation has continued to run below the Committee’s 2% objective.

The municipal bond rally during the last fiscal year was led by lower-quality and longer-maturity municipal bonds. Our strategy has not changed; we believe that the Portfolio remains conservatively positioned with an underweight of longer maturity bonds. The Portfolio is underweight in the larger states with large pension liabilities like Illinois. The Portfolio continues to maintain a shorter duration profile versus its benchmark. We believe this approach will benefit the Portfolio in the next few years as rates should eventually rise and we reinvest maturating proceeds at higher rates.

25

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	5.1%
County of King WA Sewer Revenue, 4.00%, 1/1/20	4.5%
Kirksville R-III School District, 5.00%, 3/1/20	4.4%
University of Iowa Revenue, 3.50%, 7/1/22	4.3%
Salt Lake County Utah, 3.00%, 12/15/20	4.2%
State of Wisconsin, 5.00%, 5/1/19	4.2%
Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	4.1%
Dunkirk City School, 3.50%, 6/15/23	4.1%
State Water Assistance, Series A, 4.50%, 8/1/22	4.0%
University of Maine System Revenue, 4.50%, 3/1/26	3.8%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The Lipper General Municipal Bond Debt Funds Index consist of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

26

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class A and C)
8/31/14	0.01%

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Five Year: 9/1/09 - 8/31/14*	Ten Year: 9/1/04 - 8/31/14*	Inception: 1/4/99 - 8/31/14*	Inception: 2/14/06 - 8/31/14*
Class A
With Sales Charge	-5.65%	-1.15%	NA	NA	0.00%
Without Sales Charge	0.01%	0.01%	NA	NA	0.68%
Class C
With Sales Charge	-0.99%	0.01%	1.08%	1.36%	NA
Without Sales Charge	0.01%	0.01%	1.08%	1.36%	NA

¹	The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratios as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 are 1.38% and 1.99% for the A and C Classes respectively.

PORTFOLIO ADVISOR COMMENTARY

In the Federal Reserve’s (the “Fed’s”) Monetary Policy Report (MPR) submitted to the Congress on February 11, 2014, the Fed stated in part: “Despite its recent declines, the unemployment rate remains well above FOMC participants’ estimates of the long-run sustainable rate of unemployment and well above rates that prevailed prior to the recent recession.” The employment report in February 2014 indicated that the unemployment rate was 6.7%, and as of September 2014 this rate was down to approximately 5.9%. The Fed revealed that “the labor force participation rate has continued to move lower on net…” In this MPR the labor force participation rate was reported to be about 63% and as of September 2014 the level was down to about 62.7%, the lowest rate since December 1977. The target range for the Federal Funds rate remains at 0.0% to 0.25%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

27

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Irvine, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Inception: 2/1/11 - 8/31/14*	Inception: 1/5/12 - 8/31/14*
Class A
With Sales Charge	-8.17%	-1.27%	NA
Without Sales Charge	-2.57%	0.37%	NA
Class C
With Sales Charge	-4.20%	NA	-1.20%
Without Sales Charge	-3.24%	NA	-1.20%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 is 2.37 % and 3.11% for the A and C Classes respectively.

28

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
U.S. Treasury Bond, 0.25%, 3/31/15	32.7%
U.S. Treasury Bond, 0.25%, 5/15/15	18.2%
U.S. Treasury Bond, 0.25%, 9/15/14	7.3%
Amor RE Ltd., 4.005%, 12/15/16	5.1%
U.S. Treasury Bond, 0.25%, 2/15/15	3.6%
U.S Treasury Bond, 1.375%, 7/31/18	3.6%
Revlon, Inc.	3.0%
Ralph Lauren Corp.	1.8%
General Motors Co.	1.7%
Citigroup, Inc.	1.6%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

29

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2014
	One Year: 9/1/13 - 8/31/14	Inception: 10/26/09 - 8/31/14*	Inception: 1/5/12 - 8/31/14*
Class A
With Sales Charge	10.81%	11.80%	NA
Without Sales Charge	17.56%	13.17%	NA
Class C
With Sales Charge	16.18%	NA	16.59%
Without Sales Charge	17.18%	NA	16.59%

*	Annualized performance for periods greater than one year.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2013 is 2.10% and 2.86% for the A and C Classes respectively.

30

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Gaming and Leisure Properties, Inc.	5.6%
Klepierre	4.7%
Select Income REIT	4.7%
Unite Group PLC	4.5%
Plum Creek Timber Co. Inc.	4.5%
Unibail-Rodamco SE	4.4%
Mitsui Fudosan Co. Ltd.	3.8%
Starwood Hotels & Resorts Worldwide Inc	3.6%
Great Portland Estates PLC	3.4%
Howard Hughes Corporation	3.2%

*	Based on total net assets as of August 31, 2014

Excludes short-term investments.

Portfolio Composition*

The FTSE EPRA/NAREIT Developed Net Index Series is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

31

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 98.6%
	ADVERTISING - 3.0%
16,800	Lamar Advertising Co.	$881,664

	AIRLINES - 8.6%
33,675	American Airlines Group, Inc.	1,310,294
30,550	Delta Air Lines, Inc.	1,209,169
		2,519,463
	APPAREL - 3.2%
5,500	Ralph Lauren Corp.	930,600

	BANKS - 2.1%
7,500	Capital One Financial Corp.	615,450

	BUILDING MATERIALS - 3.5%
10,150	Eagle Materials, Inc.	1,034,386

	CHEMICALS - 5.3%
9,000	FMC Corp.	595,260
8,200	Monsanto Co.	948,330
		1,543,590
	DIVERSIFIED FINANCIAL SERVICES - 4.7%
29,300	AerCap Holdings NV *	1,390,285

	ENGINEERING & CONSTRUCTION - 3.4%
15,925	Chicago Bridge & Iron Co. NV	1,009,964

	ENTERTAINMENT - 2.4%
20,772	Gaming and Leisure Properties, Inc.	691,708

	HOME BUILDERS - 3.3%
24,750	Lennar Corp.	969,705

	INSURANCE - 7.2%
15,800	MetLife, Inc.	864,892
14,100	Prudential Financial, Inc.	1,264,770
		2,129,662
	INTERNET - 4.1%
21,550	eBay, Inc. *	1,196,025

	MEDIA - 5.6%
66,469	Media General, Inc. * +	1,024,287
21,044	Sinclair Broadcast Group, Inc.	611,328
		1,635,615
	OIL & GAS SERVICES - 11.9%
15,250	Cameron International Corp. *	1,133,532
13,950	Exterran Holdings, Inc.	650,489
10,400	Halliburton Co.	703,144
9,250	Schlumberger Ltd.	1,014,170
		3,501,335
	PHARMACEUTICALS - 13.7%
6,260	Actavis plc *	1,420,895
6,475	McKesson Corp.	1,262,819
27,521	Mylan, Inc. *	1,337,521
		4,021,235

See accompanying notes to financial statements.

32

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	PIPELINES - 4.6%
22,750	Williams Companies, Inc.	$1,352,260

	REAL ESTATE - 5.0%
35,775	Realogy Holdings Corp. *	1,458,547

	REITS - 3.9%
62,700	NorthStar Realty Finance Corp.	1,160,577

	SEMICONDUCTORS - 3.1%
28,075	Micron Technology, Inc. *	915,245

	TOTAL COMMON STOCK (Cost - $23,918,407)	28,957,316

	SHORT-TERM INVESTMENTS - 2.1%
605,612	Milestone Treasury Obligations Portfolio, Institutional Class	605,612
	(Cost - $605,612)

	COLLATERAL FOR SECURITIES LOANED - 0.2%
67,813	BNY Mellon Overnight Government Fund	67,813
	(Cost - $67,813)

	TOTAL INVESTMENTS - 100.9% (Cost - $24,591,832)(a)	$29,630,741

	OTHER ASSETS AND LIABILITIES - (0.9) %	(273,229)

	TOTAL NET ASSETS - 100.0%	$29,357,512

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $24,607,537 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,374,744
Unrealized depreciation	(351,540)
Net unrealized appreciation	$5,023,204

See accompanying notes to financial statements.

33

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 98.4%
	BEVERAGES - 9.5%
32,325	Coca-Cola Co. (The)	$1,348,599
395	Diageo PLC	47,349
14,050	Monster Beverage Corp. *	1,242,160
11,095	SABMiller PLC	611,224
		3,249,332
	BIOTECHNOLOGY - 3.0%
7,253	Amgen, Inc.	1,010,923

	COMMERCIAL SERVICES - 3.6%
7,368	Automatic Data Processing, Inc.	615,081
16,371	SEI Investments Co.	620,379
		1,235,460
	COSMETICS/PERSONAL CARE - 3.9%
16,243	Procter & Gamble Co.	1,349,956

	DIVERSIFIED FINANCIAL SERVICES - 8.1%
12,449	American Express Co.	1,114,808
5,310	Greenhill & Co., Inc.	260,296
6,592	Visa, Inc. - Cl. A	1,400,932
		2,776,036
	FOOD - 2.3%
56,619	Danone SA +	790,401

	HEALTHCARE-PRODUCTS - 5.4%
11,080	Varian Medical Systems, Inc. *	942,022
9,168	Zimmer Holdings, Inc.	910,474
		1,852,496
	INTERNET - 16.2%
5,047	Amazon.com, Inc. *	1,711,135
25,008	Facebook, Inc. - Cl. A *	1,871,099
1,718	Google, Inc. *	982,009
1,718	Google, Inc. - Cl. A *	1,000,494
		5,564,737
	MEDIA - 1.3%
3,466	FactSet Research Systems, Inc.	441,568

	OIL & GAS SERVICES - 1.1%
3,440	Schlumberger Ltd.	377,162

	PHARMACEUTICALS - 6.2%
12,792	Merck & Co., Inc.	768,927
6,534	Novartis AG	587,015
16,566	Novo Nordisk A/S	761,373
		2,117,315
	RETAIL - 6.9%
30,929	Lowe’s Cos., Inc.	1,624,082
10,207	Yum! Brands, Inc.	739,293
		2,363,375
	SEMICONDUCTORS - 6.7%
4,445	Altera Corp.	157,086
3,454	Analog Devices, Inc.	176,568
10,608	ARM Holdings PLC - ADR	514,806
18,921	QUALCOMM, Inc.	1,439,888
		2,288,348

See accompanying notes to financial statements.

34

SCHEDULE OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2014

Shares		Value
	SOFTWARE - 11.8%
22,332	Autodesk, Inc. *	$1,197,888
25,681	Microsoft Corp.	1,166,688
40,010	Oracle Corp.	1,661,615
		4,026,191
	TELECOMMUNICATIONS - 5.3%
72,608	Cisco Systems, Inc.	1,814,474

	TRANSPORTATION - 7.1%
28,816	Expeditors International of Washington Inc.	1,190,101
12,784	United Parcel Service, Inc. - Cl. B	1,244,267
		2,434,368

	TOTAL COMMON STOCK (Cost - $24,062,153)	33,692,142

	SHORT-TERM INVESTMENTS - 1.4%
497,591	Milestone Treasury Obligations Portfolio, Institutional Class	497,591
	(Cost - $497,591)

	COLLATERAL FOR SECURITIES LOANED - 2.0%
667,015	BNY Mellon Overnight Government Fund	667,015
	(Cost - $667,015)

	TOTAL INVESTMENTS - 101.8% (Cost - $25,226,759)(a)	$34,856,748

	OTHER ASSETS AND LIABILITIES - (1.8) %	(612,118)

	TOTAL NET ASSETS - 100.0%	$34,244,630

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR - American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $25,403,510 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$9,793,299
Unrealized depreciation	(340,061)
Net unrealized appreciation	$9,453,238

See accompanying notes to financial statements.

35

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 98.0%
	AUTO PARTS & EQUIPMENT - 4.5%
3,725	Delphi Automotive PLC	$259,185
4,175	Tenneco, Inc. *	267,534
3,100	WABCO Holdings, Inc. *	319,920
		846,639
	BANKS - 4.5%
6,250	CIT Group, Inc.	299,750
7,550	PacWest Bancorp	316,647
21,650	Regions Financial Corp.	219,747
		836,144
	CHEMICALS - 1.2%
3,450	FMC Corp.	228,183

	COMMERCIAL SERVICES - 11.4%
3,675	Global Payments, Inc.	267,246
9,500	Hertz Global Holdings, Inc. *	280,725
4,950	KAR Auction Services, Inc.	149,292
5,275	Quanta Services, Inc. *	191,693
7,425	SEI Investments Co.	281,370
9,100	ServiceMaster Global Holdings, Inc. *	223,405
8,500	Total System Services, Inc.	267,410
8,825	TriNet Group, Inc. *	236,598
2,025	United Rentals, Inc. *	238,241
		2,135,980
	COMPUTERS - 4.0%
4,350	CACI International, Inc. *	313,722
12,800	NCR Corp. *	437,248
		750,970
	DISTRIBUTION/WHOLESALE - 1.4%
9,550	HD Supply Holdings, Inc. *	265,203

	DIVERSIFIED FINANCIAL SERVICES - 5.2%
6,250	LPL Financial Holdings, Inc.	304,312
7,700	NASDAQ OMX Group, Inc.	334,719
5,950	Portfolio Recovery Associates, Inc. *	338,139
		977,170
	ENERGY EQUIPMENT - 1.5%
7,550	Superior Energy Services, Inc.	270,592

	HAND/MACHINE TOOLS - 1.0%
1,550	Snap-on, Inc.	193,672

	HEALTHCARE-PRODUCTS - 1.4%
7,175	Alere, Inc. *	254,354

	HEALTHCARE-SERVICES - 5.7%
6,000	Amsurg Corp. *	322,740
5,275	Community Health Systems, Inc. *	286,327
6625	HCA Holdings, Inc. *	462,557
		1,071,624
	HOME BUILDERS - 1.1%
5,425	Lennar Corp.	212,551

	HOME FURNISHINGS - 1.0%
1,600	Harman International Industries, Inc.	184,128

See accompanying notes to financial statements.

36

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	HOUSEHOLD PRODUCTS/WARES - 3.1%
5,525	Jarden Corp. *	$330,340
2,900	Spectrum Brands Holdings, Inc.	251,140
		581,480
	INSURANCE - 2.9%
9,800	First American Financial Corp.	277,830
3,200	Reinsurance Group of America, Inc.	265,536
		543,366
	INTERNET SOFTWARE AND SERVICES - 1.3%
3,400	Check Point Software Technologies Ltd. *	241,468

	INVESTMENT COMPANIES - 1.6%
17,450	Ares Capital Corp.	299,267

	IRON/STEEL - 2.6%
4,750	Carpenter Technology Corp.	259,968
3,200	Reliance Steel & Aluminum Co.	223,744
		483,712
	LEISURE TIME - 1.5%
15,775	Sabre Corp.	287,578

	MACHINERY-DIVERSIFIED - 0.9%
2,225	Flowserve Corp.	168,855

	MEDIA - 1.5%
4,400	AMC Networks, Inc. *	275,330

	MINING - 1.8%
11,525	Constellium NV *	328,232

	MISCELLANEOUS MANUFACTURING - 1.6%
4,350	Pentair PLC	296,105

	OIL & GAS - 5.7%
5,225	Atwood Oceanics, Inc. *	258,167
4,600	Gulfport Energy Corp. *	269,100
3,450	Noble Energy, Inc.	248,883
3,075	Whiting Petroleum Corp. *	284,930
		1,061,080
	OIL & GAS SERVICES - 1.0%
7,175	MRC Global, Inc. *	178,084

	PACKAGING & CONTAINERS - 2.9%
6,300	Crown Holdings Inc. *	304,101
3,525	Packaging Corp. of America	239,665
		543,766
	PHARMACEUTICALS - 3.4%
4,400	Mallinckrodt PLC *	358,556
2,327	Valeant Pharmaceuticals International, Inc. *	272,957
		631,513

See accompanying notes to financial statements.

37

SCHEDULE OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	RETAIL - 8.4%
4,700	Cabela’s, Inc. * +	$286,794
7,750	GNC Holdings, Inc.	294,113
4,850	HSN, Inc.	293,862
2,850	PVH Corp.	332,709
3,050	Signet Jewelers Ltd.	359,504
		1,566,982
	SAVINGS & LOANS - 1.3%
23,500	Investors Bancorp, Inc.	249,335

	SEMICONDUCTORS - 5.3%
4,400	Avago Technologies Ltd.	361,196
9,350	Micron Technology, Inc. *	304,810
5,675	Skyworks Solutions, Inc.	321,546
		987,552
	SOFTWARE - 3.7%
4,475	Broadridge Financial Solutions, Inc.	190,367
4,850	Fiserv, Inc. *	312,680
11,150	Nuance Communications, Inc. * +	189,662
		692,709
	TELECOMMUNICATIONS - 2.1%
15,400	CommScope Holding Co., Inc. *	396,704

	TRANSPORTATION - 1.5%
5,325	Con-way, Inc.	272,906

	TOTAL COMMON STOCK (Cost - $13,638,109)	18,313,234

	SHORT-TERM INVESTMENTS - 2.1%
383,972	Milestone Treasury Obligations Portfolio, Institutional Class	383,972
	(Cost - $383,972)

	COLLATERAL FOR SECURITIES LOANED - 2.5%
479,133	BNY Mellon Overnight Government Fund	479,133
	(Cost - $479,133)

	TOTAL INVESTMENTS - 102.6% (Cost - $14,501,214)(a)	$19,176,339

	OTHER ASSETS AND LIABILITIES - (2.6) %	(493,836)

	TOTAL NET ASSETS - 100.0%	$18,682,503

*	Non-income producing securities.

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $14,550,718 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,722,858
Unrealized depreciation	(97,237)
Net unrealized appreciation	$4,625,621

See accompanying notes to financial statements.

38

SCHEDULE OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 98.0%
	AEROSPACE/DEFENSE - 2.0%
8,240	Ducommun, Inc. *	$255,934

	AIRLINES - 0.9%
1,720	Spirit Airlines, Inc. *	121,071

	APPAREL - 2.2%
6,900	Iconix Brand Group, Inc. *	287,247

	AUTO PARTS & EQUIPMENT - 2.0%
11,252	Dana Holding Corp.	261,384

	BANKS - 18.4%
4,480	1st Source Corp.	134,445
3,480	Ameris Bancorp	79,657
10,620	Bancorp, Inc. *	103,120
5,080	Bridge Capital Holdings *	113,640
29,350	ConnectOne Bancorp, Inc.	568,803
10,648	Eagle Bancorp, Inc. *	357,027
3,800	First Business Financial Services, Inc.	173,508
3,540	German American Bancorp, Inc.	95,899
3,430	Peoples Bancorp, Inc.	82,217
5,680	Prosperity Bancshares, Inc.	343,072
2,150	South State Corp.	125,904
2,330	Texas Capital Bancshares, Inc. *	125,773
5,240	Yadkin Financial Corp. *	98,407
		2,401,472
	CHEMICALS - 3.1%
3,150	Innophos Holdings, Inc.	183,172
4,600	RPM International, Inc.	216,798
		399,970
	COMMERCIAL SERVICES - 0.9%
2,970	MAXIMUS, Inc.	122,364

	COMPUTERS - 2.0%
3,230	Synaptics, Inc. *	265,183

	DISTRIBUTION/WHOLESALE - 2.4%
6,460	Core-Mark Holding Co., Inc.	311,114

	ELECTRIC - 1.5%
5,690	Portland General Electric Co.	196,134

	ENGINEERING & CONSTRUCTION - 3.9%
6,275	EMCOR Group, Inc.	271,080
7,930	MasTec, Inc. *	241,865
		512,945
	ENVIRONMENTAL CONTROL - 2.7%
6,160	Calgon Carbon Corp. *	130,838
11,470	Darling Ingredients, Inc. * +	221,142
		351,980
	FOOD - 2.4%
25,580	Inventure Foods, Inc. *	310,030

See accompanying notes to financial statements.

39

SCHEDULE OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	HEALTHCARE-PRODUCTS - 4.4%
2,990	Analogic Corp.	$215,878
3,280	Teleflex, Inc.	359,094
		574,972
	INSURANCE - 6.1%
14,005	Federated National Holding Co.	345,923
6,210	Horace Mann Educators Corp.	185,058
3,912	Protective Life Corp.	271,493
		802,474
	INTERNET - 2.2%
8,730	FTD Cos., Inc. *	289,138

	MISCELLANEOUS MANUFACTURING - 10.9%
6,020	AO Smith Corp.	295,462
3,970	AptarGroup, Inc.	254,676
8,290	Barnes Group, Inc.	283,850
3,495	Crane Co.	243,217
5,238	EnPro Industries, Inc. *	355,660
		1,432,865
	OIL & GAS - 5.2%
11,666	Stone Energy Corp. *	410,527
29,221	VAALCO Energy, Inc. *	267,372
		677,899
	OIL & GAS SERVICES - 1.8%
5,440	Hornbeck Offshore Services, Inc. *	237,510

	PHARMACEUTICALS - 2.5%
9,620	Prestige Brands Holdings, Inc. *	332,948

	REITS - 5.9%
5,650	Colony Financial, Inc.	126,673
7,340	LaSalle Hotel Properties	268,277
4,820	Pebblebrook Hotel Trust	186,727
2,292	PS Business Parks, Inc.	186,890
		768,567
	RETAIL - 2.5%
5,320	CST Brands, Inc.	185,349
7,980	Stage Stores, Inc.	139,411
		324,760
	SAVINGS & LOANS - 1.2%
5,760	First Defiance Financial Corp.	160,704

	SEMICONDUCTORS - 6.8%
24,880	Entegris, Inc. *	302,043
32,550	Photronics, Inc. *	287,416
11,130	Silicon Motion Technology Corp. - ADR	300,065
		889,524
	TELECOMMUNICATIONS - 1.4%
4,640	NICE-Systems Ltd. - ADR	182,862

	TRANSPORTATION - 2.7%
7,440	Saia, Inc. *	353,177

	TOTAL COMMON STOCK (Cost - $9,134,323)	12,824,228

See accompanying notes to financial statements.

40

SCHEDULE OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 2.0%
254,492	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $254,492)	$254,492

	COLLATERAL FOR SECURITIES LOANED - 1.7%
227,100	BNY Mellon Overnight Government Fund	227,100
	(Cost - $227,100)

	TOTAL INVESTMENTS - 101.7% (Cost - $9,615,915)(a)	$13,305,820

	OTHER ASSETS AND LIABILITIES - (1.7) %	(224,798)

	TOTAL NET ASSETS - 100.0%	$13,081,022

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR- American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $9,618,147 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,809,575
Unrealized depreciation	(121,902)
Net unrealized appreciation	$3,687,673

See accompanying notes to financial statements.

41

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 96.1%
	AGRICULTURE - 2.0%
1,920	Philip Morris International, Inc.	$164,314

	APPAREL - 1.5%
706	LVMH Moet Hennessy Louis Vuitton SA	122,887

	AUTO MANUFACTURERS - 2.9%
4,550	Honda Motor Co. Ltd.	154,701
1,410	Kia Motors Corp.	85,153
		239,854
	BANKS - 13.5%
3,810	Banca Generali SpA	104,043
1,523	BNP Paribas SA	103,184
5,706	Credit Suisse Group AG	161,390
3,540	Deutsche Bank AG	121,457
3,130	National Australia Bank Ltd.	103,132
8,140	Powszechna Kasa Oszczednosci Bank Polski SA	97,485
11,600	Sberbank of Russia	94,540
7,925	Standard Chartered PLC	159,698
37,500	Sumitomo Mitsui Trust Holdings, Inc.	154,187
		1,099,116
	CHEMICALS - 6.8%
963	Air Liquide SA	123,425
2,770	Evonik Industries AG	100,342
11,640	Israel Chemicals Ltd.	90,274
32,000	Sumitomo Chemical Co. Ltd.	115,064
345	Syngenta AG	124,230
		553,335
	COMPUTERS - 2.2%
1,390	Cap Gemini SA	99,152
1,410	Infosys Ltd. - ADR	83,895
		183,047
	DISTRIBUTION/WHOLESALE - 2.5%
4,493	GS Retail Co. Ltd.	106,876
1,870	Wolseley PLC	100,628
		207,504
	DIVERSIFIED FINANCIAL SERVICES - 1.1%
22,410	Arrow Global Group PLC *	93,967

	ELECTRICAL COMPONENTS & EQUIPMENT - 1.4%
32,270	Zhuzhou CSR Times Electric Co. Ltd.	111,750

	ELECTRONICS - 2.2%
22,180	Toshiba Corp.	98,057
12,000	TPK Holding Co. Ltd.	81,456
		179,513
	ENGINEERING & CONSTRUCTION - 1.2%
32,920	Singapore Technologies Engineering Ltd.	96,495

	ENTERTAINMENT - 1.4%
75,340	Bwin.Party Digital Entertainment PLC	113,159

	ENVIRONMENTAL CONTROL - 1.2%
18,000	Cleanaway Co. Ltd.	99,284

See accompanying notes to financial statements.

42

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	FOOD - 4.8%
1,650	Danone SA	$115,525
4,700	Jeronimo Martins SGPS SA	63,914
1,530	Nestle SA	118,984
23,570	Tesco PLC	90,089
		388,512
	HOLDING COMPANIES-DIVERSIFIED - 1.4%
11,000	Drax Group PLC	114,532

	HOME FURNISHINGS - 2.3%
3,210	Electrolux AB	81,855
5,380	Sony Corp.	102,812
		184,667
	INSURANCE - 4.5%
6,750	Phoenix Group Holdings	83,121
9,770	Ping An Insurance Group Co. of China Ltd.	79,546
1,007	Samsung Life Insurance Co. Ltd.	105,749
3,130	Tokio Marine Holdings Inc.	95,671
		364,087
	IRON/STEEL - 1.4%
8,870	Vale SA	115,842

	LODGING - 2.9%
72,700	Genting Malaysia Bhd	104,015
40,000	MGM China Holdings Ltd.	132,282
		236,297
	MACHINERY-CONSTRUCTION & MINING - 1.0%
3,570	Komatsu Ltd.	80,707

	MACHINERY-DIVERSIFIED - 3.8%
2,200	Andritz AG	117,992
2,060	KION Group AG	84,663
4,690	Nabtesco Corp.	108,360
		311,015
	MEDIA - 1.0%
108,140	Media Prima Bhd	78,235

	METAL FABRICATE/HARDWARE - 1.4%
5,100	SKF AB	118,101

	MINING - 1.2%
3,010	BHP Billiton PLC	94,869

	MISCELLANEOUS MANUFACTURING - 2.8%
32,680	Bombardier Inc.	110,320
910	Siemens AG	114,378
		224,698
	OFFICE/BUSINESS EQUIPMENT - 1.5%
1,820	Neopost SA	121,876

	OIL & GAS - 5.2%
3,740	Encana Corp.	86,480
3,270	Royal Dutch Shell PLC	132,335
1,600	Total SA	105,859
2,510	Transocean Ltd.	97,011
		421,685

See accompanying notes to financial statements.

43

SCHEDULE OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	OIL & GAS SERVICES - 2.7%
6,330	AMEC PLC	$118,192
204,000	SPT Energy Group, Inc.	103,684
		221,876
	PACKAGING & CONTAINERS - 0.9%
96,730	Greatview Aseptic Packaging Co. Ltd.	74,880

	PHARMACEUTICALS - 5.7%
463	Roche Holding AG	135,570
1,180	Sanofi	129,658
2,200	Takeda Pharmaceutical Co. Ltd.	100,664
1,870	Teva Pharmaceutical Industries Ltd.	98,212
		464,104
	PRIVATE EQUITY - 1.1%
1,130	Eurazeo SA	86,137

	REAL ESTATE - 1.4%
16,600	BR Properties SA	111,350

	SOFTWARE - 4.7%
15,330	Playtech Plc	183,127
1,460	SAP SE	114,097
89,107	TravelSky Technology Ltd.	87,638
		384,862
	TEXTILES - 1.7%
19,730	Toray Industries, Inc.	134,896

	TRANSPORTATION - 1.5%
16,260	TNT Express NV	121,970

	WATER - 1.3%
5,600	Suez Environnement Co.	103,557

	TOTAL COMMON STOCK (Cost - $7,758,534)	7,822,980

	SHORT-TERM INVESTMENTS - 3.5%
285,389	Milestone Treasury Obligations Portfolio, Institutional Class	285,389
	(Cost - $285,389)

	TOTAL INVESTMENTS - 99.6% (Cost - $8,043,923)(a)	$8,108,369

	OTHER ASSETS AND LIABILITIES - 0.4%	33,952

	TOTAL NET ASSETS - 100.0%	$8,142,321

*	Non-income producing securities.

ADR- American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $8,070,899 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$461,415
Unrealized depreciation	(423,945)
Net unrealized appreciation	$37,470

See accompanying notes to financial statements.

44

SCHEDULE OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 97.8%
	BIOTECHNOLOGY - 7.5%
8,400	Amgen, Inc.	$1,170,792
8,300	Charles River Laboratories International, Inc. *	490,530
		1,661,322
	DISTRIBUTION/WHOLESALE - 3.0%
19,520	Owens & Minor, Inc.	671,488

	ELECTRONICS - 6.5%
12,700	Agilent Technologies, Inc.	725,932
7,000	Waters Corp. *	724,010
		1,449,942
	HEALTHCARE-PRODUCTS - 25.5%
7,600	Becton Dickinson and Co.	890,492
6,900	Covidien PLC	599,127
7,800	CR Bard, Inc.	1,157,832
6,100	Greatbatch, Inc. *	277,977
13,600	Medtronic, Inc.	868,360
10,000	Patterson Cos., Inc.	402,700
6,600	Stryker Corp.	549,846
4,600	Techne Corp.	439,392
5,000	Zimmer Holdings, Inc.	496,550
		5,682,276
	HEALTHCARE-SERVICES - 7.8%
6,500	Cigna Corp.	614,900
3,500	UnitedHealth Group, Inc.	303,380
7,000	WellPoint, Inc.	815,570
		1,733,850
	PHARMACEUTICALS - 47.5%
15,000	AstraZeneca PLC	1,140,150
17,300	Cardinal Health, Inc.	1,275,010
13,400	Eli Lilly & Co.	851,704
11,900	GlaxoSmithKline PLC - ADR	584,290
7,000	Johnson & Johnson	726,110
525	Mallinckrodt PLC *	42,782
4,500	McKesson Corp.	877,635
15,200	Merck & Co., Inc.	913,672
6,900	Novartis AG	619,896
4,000	Omnicare, Inc.	255,080
24,277	Pfizer, Inc.	713,501
23,726	PharMerica Corp. *	590,540
10,308	Sanofi	563,848
14,575	Targacept, Inc. *	40,227
13,000	Teva Pharmaceutical Industries Ltd.	682,760
17,200	VCA, Inc. *	700,900
		10,578,105

	TOTAL COMMON STOCK (Cost - $13,655,587)	21,776,983

	SHORT-TERM INVESTMENTS - 2.1%
477,794	Milestone Treasury Obligations Portfolio, Institutional Class	477,794
	(Cost - $477,794)

	TOTAL INVESTMENTS - 99.9% (Cost - $14,133,381)(a)	$22,254,777

	OTHER ASSETS AND LIABILITIES - 0.1%	15,651

	TOTAL NET ASSETS - 100.0%	$22,270,428

See accompanying notes to financial statements.

45

SCHEDULE OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2014

*	Non-income producing securities.

ADR - American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $14,151,252 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,194,769
Unrealized depreciation	(91,244)
Net unrealized appreciation	$8,103,525

See accompanying notes to financial statements.

46

SCHEDULE OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 95.0%
	AEROSPACE/DEFENSE - 3.7%
14,230	Northrop Grumman Corp.	$1,810,341

	BIOTECHNOLOGY - 0.6%
1,590	Illumina, Inc. *	285,182

	COMMERCIAL SERVICES - 1.9%
3,500	Alliance Data Systems Corp. *	926,240

	COMPUTERS - 26.8%
10,710	Accenture PLC	868,153
51,766	Apple, Inc.	5,306,015
14,920	Cognizant Technology Solutions Corp. *	682,292
50,653	EMC Corp.	1,495,783
4,610	International Business Machines Corp.	886,503
14,550	Lexmark International, Inc.	735,648
15,400	NetApp, Inc.	649,264
38,700	Unisys Corp. *	905,967
14,550	Western Digital Corp.	1,498,795
		13,028,420
	DIVERSIFIED FINANCIAL SERVICES - 2.2%
4,895	Visa, Inc.	1,040,285

	ELECTRONICS - 1.6%
8,046	InvenSense, Inc. * +	207,989
17,553	Trimble Navigation Ltd. *	583,813
		791,802
	HEALTHCARE-PRODUCTS - 0.7%
11,746	Natus Medical, Inc. *	330,180

	INTERNET - 22.2%
3,042	Amazon.com, Inc. *	1,031,360
3,615	Baidu, Inc. - ADR *	775,490
3,659	F5 Networks, Inc. *	454,411
6,096	Facebook, Inc. *	456,103
3,969	Google, Inc. *	2,268,680
3,969	Google, Inc. *	2,311,387
4,288	IAC/InterActiveCorp	298,402
1,315	LinkedIn Corp. *	296,861
5,440	Mail.ru Group Ltd. *	146,064
6,248	MercadoLibre, Inc. +	718,145
301	Priceline Group, Inc. *	374,537
3,240	Shutterfly, Inc. * +	165,272
5,610	Splunk, Inc. *	302,660
49,100	Symantec Corp.	1,192,148
		10,791,520
	MACHINERY-DIVERSIFIED - 0.8%
4,143	Cognex Corp. *	173,923
2,881	Zebra Technologies Corp. *	224,804
		398,727
	SEMICONDUCTORS - 9.1%
10,244	Broadcom Corp.	403,409
14,500	Intel Corp.	506,340
13,520	KLA-Tencor Corp.	1,033,198
2,861	Lam Research Corp.	205,735
33,000	Marvell Technology Group Ltd.	459,030
15,255	QUALCOMM, Inc.	1,160,906
15,930	Xilinx, Inc.	673,043
		4,441,661

See accompanying notes to financial statements.

47

SCHEDULE OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	SOFTWARE - 16.0%
24,000	AVG Technologies NV *	$420,960
24,300	CA, Inc.	686,232
9,890	Check Point Software Technologies Ltd. *	702,388
13,315	Cvent, Inc. * +	334,473
8,533	Guidewire Software, Inc. *	388,678
24,900	Microsoft Corp.	1,131,207
25,195	MobileIron, Inc. * +	292,010
26,000	Oracle Corp.	1,079,780
5,404	Proofpoint, Inc. *	215,512
7,920	Salesforce.com, Inc *	467,993
2,851	Synchronoss Technologies Inc. *	125,929
1,905	Tableau Software, Inc. *	124,758
2,276	Ultimate Software Group, Inc. *	334,549
15,154	Vmware, Inc. *	1,493,881
		7,798,350
	TELECOMMUNICATIONS - 9.4%
32,870	Amdocs Ltd.	1,548,177
58,900	Cisco Systems, Inc.	1,471,911
14,241	Fortinet, Inc. *	367,560
4,456	LogMeIn, Inc. *	188,400
6,058	Palo Alto Networks, Inc. *	514,869
35,137	Polycom, Inc. *	465,565
		4,556,482

	TOTAL COMMON STOCK (Cost - $30,578,308)	46,199,190

	SHORT-TERM INVESTMENTS - 4.9%
2,399,470	Milestone Treasury Obligations Portfolio, Institutional Class	2,399,470
	(Cost - $2,399,470)

	COLLATERAL FOR SECURITIES LOANED - 1.7%
839,994	BNY Mellon Overnight Government Fund	839,994
	(Cost - $839,994)

	TOTAL INVESTMENTS - 101.6% (Cost - $33,817,772)(a)	$49,438,654

	OTHER ASSETS AND LIABILITIES - (1.6) %	(789,370)

	TOTAL NET ASSETS - 100.0%	$48,649,284

*	Non-income producing securities.

+	All or a portion of the security is on loan.

ADR- American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $33,947,072 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$15,882,699
Unrealized depreciation	(391,117)
Net unrealized appreciation	$15,491,582

See accompanying notes to financial statements.

48

SCHEDULE OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 98.4%
	CHEMICALS - 7.2%
2,390	Dow Chemical Co.	$127,985
865	LyondellBasell Industries NV	98,913
884	Praxair, Inc.	116,290
		343,188
	COMMERCIAL SERVICES - 1.7%
1,934	H&E Equipment Services, Inc.	79,120

	ELECTRIC - 2.7%
4,062	MDU Resources Group, Inc.	127,181

	MINING - 1.8%
4,111	Horsehead Holding Corp. *	83,001

	MISCELLANEOUS MANUFACTURING - 1.8%
1,235	Eaton Corp. PLC	86,215

	OIL & GAS - 57.7%
14,300	Bankers Petroleum Ltd. *	87,050
7,082	BG Group PLC	141,284
14,400	Canacol Energy Ltd. *	90,581
4,451	Canadian Natural Resources Ltd.	193,841
1,267	Cheniere Energy, Inc. *	101,689
729	Cimarex Energy Co.	105,822
2,042	Diamondback Energy, Inc. *	176,327
2,315	Energen Corp.	186,311
2,401	Exxon Mobil Corp.	238,803
2,981	Genel Energy PLC *	43,037
24,629	Lekoil Ltd. *	24,843
5,685	Magnum Hunter Resources Corp. *	39,283
2,966	Noble Energy, Inc.	213,967
4,541	Oryx Petroleum Corp. Ltd. *	45,318
1,919	PDC Energy, Inc. *	115,313
863	Pioneer Natural Resources Co.	180,065
5,273	QEP Resources, Inc.	187,561
1,102	Royal Dutch Shell PLC	89,229
2,600	Stone Energy Corp. *	91,494
4,923	Suncor Energy, Inc.	202,286
2,284	Western Refining, Inc.	106,275
2,493	YPF SA - ADR	82,369
		2,742,748
	OIL & GAS SERVICES - 11.7%
973	Dril-Quip, Inc. *	98,730
3,548	Forum Energy Technologies, Inc. *	120,809
2,614	Halliburton Co.	176,733
1,445	Schlumberger Ltd.	158,430
		554,702
	PACKAGING & CONTAINERS - 4.3%
5,726	Sealed Air Corp.	206,709

See accompanying notes to financial statements.

49

SCHEDULE OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	PIPELINES - 7.9%
3,079	Enbridge, Inc.	$153,488
5,552	Kinder Morgan, Inc.	223,524
		377,012
	TRANSPORTATION - 1.6%
2,578	Navigator Holdings Ltd. *	76,025

	TOTAL COMMON STOCK (Cost - $3,962,370)	4,675,901

	SHORT-TERM INVESTMENTS - 1.4%
68,846	Milestone Treasury Obligations Portfolio, Institutional Class	68,846
	(Cost - $68,846)

	TOTAL INVESTMENTS - 99.8% (Cost - $4,031,216)(a)	$4,744,747

	OTHER ASSETS AND LIABILITIES - 0.2%	8,184

	TOTAL NET ASSETS - 100.0%	$4,752,931

*	Non-income producing securities.

ADR - American Depositary Receipt

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $4,031,447 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$804,245
Unrealized depreciation	(90,945)
Net unrealized appreciation	$713,300

See accompanying notes to financial statements.

50

SCHEDULE OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 97.8%
	BANKS - 50.6%
4,385	Bank of America Corp.	$70,555
1,842	Citigroup, Inc.	95,139
1,759	Fifth Third Bancorp	35,892
470	Goldman Sachs Group, Inc. (The)	84,182
4,532	HSBC Holdings PLC	49,063
1,408	JPMorgan Chase & Co.	83,706
440	M&T Bank Corp.	54,397
485	PacWest Bancorp	20,341
605	PNC Financial Services Group, Inc.	51,274
817	Standard Chartered PLC	16,455
713	State Street Corp.	51,357
1,143	SunTrust Banks, Inc.	43,525
405	Texas Capital Bancshares, Inc. *	21,862
500	Toronto-Dominion Bank	26,402
2,009	UBS AG	36,112
1,972	US Bancorp	83,376
2,230	Wells Fargo & Co.	114,711
		938,349
	COMMERCIAL SERVICES - 1.6%
1,107	Synchrony Financial *	28,550

	DIVERSIFIED FINANCIAL SERVICES - 18.6%
761	American Express Co.	68,148
299	Ameriprise Financial, Inc.	37,602
196	BlackRock Inc.	64,784
840	Discover Financial Services	52,391
471	Franklin Resources, Inc.	26,621
114	Intercontinental Exchange, Inc.	21,546
1,067	Invesco Ltd.	43,576
1,664	Navient Corp.	29,852
		344,520
	INSURANCE - 22.2%
528	ACE Ltd.	56,142
1,187	American International Group, Inc.	66,543
1,002	Berkshire Hathaway, Inc. *	137,525
4,992	Legal & General Group PLC	20,034
1,060	MetLife, Inc.	58,024
397	Travelers Cos., Inc. (The)	37,600
1,001	Unum Group	36,306
		412,174
	REAL ESTATE - 1.1%
610	CBRE Group, Inc. *	19,386

	REITS - 3.7%
267	Simon Property Group, Inc.	45,398
1,191	Washington Prime Group, Inc.	23,248
		68,646

	TOTAL COMMON STOCK (Cost - $1,160,225)	1,811,625

See accompanying notes to financial statements.

51

SCHEDULE OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	SHORT-TERM INVESTMENTS - 1.6%
30,399	Milestone Treasury Obligations Portfolio, Institutional Class	$30,399
	(Cost - $30,399)

	TOTAL INVESTMENTS - 99.4% (Cost - $1,190,624)(a)	$1,842,024

	OTHER ASSETS AND LIABILITIES - 0.6%	11,176

	TOTAL NET ASSETS - 100.0%	$1,853,200

*	Non-income producing securities.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $1,193,063 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$662,299
Unrealized depreciation	(13,338)
Net unrealized appreciation	$648,961

See accompanying notes to financial statements.

52

SCHEDULE OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2014

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 47.5%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.2%
$150,000	1.75%, 5/30/19	$150,487
100,000	4.75%, 11/17/15	105,404
500,000	5.125%, 10/18/16	548,094
		803,985
	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 13.9%
500,000	4.875%, 12/15/16	547,225
375,000	5.00%, 4/15/15	386,276
250,000	5.375%, 6/12/17	280,115
		1,213,616
	U.S. TREASURY NOTES - 24.4%
350,000	3.00%, 9/30/16	367,609
354,000	3.625%, 8/15/19	387,603
350,000	3.75%, 11/15/18	383,113
200,000	4.125%, 5/15/15	205,656
375,000	4.50%, 2/15/16	397,734
360,000	4.625%, 2/15/17	394,059
		2,135,774

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $4,097,369)	4,153,375

	CORPORATE BONDS AND NOTES - 48.5%
	AUTO MANUFACTURERS - 0.6%
49,000	PACCAR Financial Corp., 1.10%, 6/6/17	48,889

	BANKS - 5.8%
153,000	Bank of America Corp., 1.70%, 8/25/17	153,160
325,000	BB&T Corp., 4.90%, 6/30/17	355,428
		508,588
	BEVERAGES - 3.2%
166,000	Coca-Cola Co., 0.75%, 11/1/16	165,925
117,000	Diageo Capital PLC, 1.50%, 5/11/17	118,208
		284,133
	CHEMICALS - 1.9%
155,000	Dow Chemical Co., 4.125%, 11/15/21	166,013

	DIVERSIFIED FINANCIAL SERVICES - 5.2%
100,000	American Express Credit Corp., 2.80%, 9/19/16	103,791
303,000	General Electric Capital Corp., 5.50%, 1/8/20	349,952
		453,743
	HEALTHCARE-PRODUCTS - 5.4%
325,000	CR Bard, Inc., 2.875%, 1/15/16	334,905
133,000	Medtronic, Inc., 3.625%, 3/15/24	138,162
		473,067
	INSURANCE - 6.4%
150,000	Berkshire Hathaway, Inc., 1.90%, 1/31/17	153,277
275,000	PartnerRe Finance B LLC, 5.50%, 6/1/20	311,473
85,000	Prudential Financial, Inc., 6.00%, 12/1/17	96,481
		561,231

See accompanying notes to financial statements.

53

SCHEDULE OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2014

Principal		Value
	MACHINERY-CONSTRUCTION & MINING - 1.8%
$158,000	Caterpillar Financial Services Corp., 1.00%, 11/25/16 +	$158,447

	MISCELLANEOUS MANUFACTURING - 3.1%
240,000	Cooper US, Inc., 6.100%, 7/1/17	268,173

	OIL & GAS SERVICES - 3.3%
220,000	Weatherford International Ltd., 9.625%, 3/1/19	285,627

	PIPELINES - 2.2%
181,000	Energy Transfer Partners LP, 4.15%, 10/1/20	191,459

	REGIONAL - 2.3%
200,000	Province of Ontario Canada, 2.45%, 6/29/22	197,170

	REITS - 3.8%
325,000	Health Care REIT, Inc., 5.875%, 5/15/15	336,499

	RETAIL - 1.4%
125,000	Home Depot, Inc., 2.70%, 4/1/23 +	123,067

	SOFTWARE - 1.3%
118,000	Oracle Corp., 1.20%, 10/15/17	117,574

	TELECOMMUNICATIONS - 0.8%
61,000	Verizon Communications, Inc., 4.50%, 9/15/20	67,025

	TOTAL CORPORATE BONDS AND NOTES (Cost - $4,005,083)	4,240,705

Shares
	SHORT-TERM INVESTMENTS - 3.0%
257,545	Milestone Treasury Obligations Portfolio, Institutional Class	257,545
	(Cost - $257,545)

	COLLATERAL FOR SECURITIES LOANED - 1.6%
137,800	BNY Mellon Overnight Government Fund	137,800
	(Cost - $137,800)

	TOTAL INVESTMENTS - 100.6% (Cost - $8,497,797)(a)	$8,789,425

	OTHER ASSETS AND LIABILITIES - (0.6) %	(50,040)

	TOTAL NET ASSETS - 100.0%	$8,739,385

+	All or a portion of the security is on loan.

(a)	Represents cost for financial purposes. Aggregate cost for federal tax purposes is $8,497,797 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$296,083
Unrealized depreciation	(4,455)
Net unrealized appreciation	$291,628

See accompanying notes to financial statements.

54

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2014

Principal		Value
	MUNICIPAL BONDS - 96.4%
	ALASKA - 3.4%
	Education - 3.4%
$40,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$43,694

	ARIZONA - 3.8%
	General Obligation - 3.8%
40,000	Salt River Project Agricultural Improvement & Power District, 5.00%, 12/1/19	47,587

	CALIFORNIA - 2.8%
	Education - 2.8%
30,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	35,905

	DELAWARE - 6.8%
	General Obligation - 6.8%
40,000	County of New Castle DE, 4.00%, 7/15/2021	45,824
40,000	District of Columbia, Income Tax Secure Revenue, 5.00%, 12/1/14	40,474
		86,298
	FLORIDA - 3.6%
	Education - 3.6%
40,000	Florida State Board of Education, 5.00%, 1/1/18	45,614

	IOWA - 4.3%
	Education - 4.3%
50,000	University of Iowa Revenue, 3.50%, 7/1/22	54,161

	KENTUCKY - 3.7%
	Education - 3.7%
45,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	46,411

	LOUISIANA - 3.7%
	General Obligation - 3.7%
40,000	State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	47,386

	MASSACHUSETTS - 3.5%
	General Obligation - 3.5%
40,000	Massachusetts School Building Authority, 4.00%, 8/15/17	44,041

	MAINE - 3.8%
	Education - 3.8%
45,000	University of Maine System Revenue, 4.50%, 3/1/26	48,084

	MISSOURI - 4.4%
	Education - 4.4%
50,000	Kirksville R-III School District, 5.00%, 3/1/20	56,478

	NEW JERSEY - 3.6%
	General Obligation - 3.6%
40,000	Garden State Preservation Trust, 4.00%, 11/1/22	45,638

	NEW YORK - 7.5%
	Education - 4.0%
50,000	Dunkirk City School, 3.50%, 6/15/23	51,482
	General Obligation - 3.5%
40,000	New York State Dormitory Authority, 5.00%, 12/15/16	44,211
		95,693
	NORTH CAROLINA - 4.1%
	Water/Sewer - 4.1%
50,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	51,572

See accompanying notes to financial statements.

55

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2014

Principal		Value
	NORTH DAKOTA - 3.3%
	General Obligation - 3.3%
$40,000	City of Fargo, 4.25%, 5/1/16	$42,598

	OREGON - 3.6%
	General Obligation - 3.6%
40,000	City of Eugene OR Electric Utility System Revenue, 4.00%, 8/1/20	45,319

	SOUTH CAROLINA - 2.0%
	General Obligation - 2.0%
25,000	State of South Carolina, Economy Development, 4.50%, 12/1/14	25,267

	SOUTH DAKOTA - 3.2%
	General Obligation - 3.2%
40,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	40,776

	TENNESSEE - 3.5%
	General Obligation - 3.5%
40,000	Metropolitan Government of Nashville & Davidson County TN, 5.00%, 7/1/17	44,946

	TEXAS - 3.9%
	Water/Sewer - 3.9%
50,000	State Water Assistance, Series A, 4.50%, 8/1/22	50,127

	UTAH - 4.2%
	General Obligation - 4.2%
50,000	Salt Lake County Utah, 3.00%, 12/15/20	52,997

	WASHINGTON - 4.4%
	Water/Sewer - 4.4%
50,000	County of King WA Sewer Revenue, 4.00%, 1/1/2020	56,510

	WEST VIRGINIA - 5.1%
	Housing - 5.1%
60,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	64,513

	WISCONSIN - 4.2%
	General Obligation - 4.2%
45,000	State of Wisconsin, 5.00%, 5/1/19	52,947

	TOTAL MUNICIPAL BONDS (Cost - $1,178,803)	1,224,562
Shares
	SHORT-TERM INVESTMENTS - 3.7%
47,292	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $47,292)	47,292

	TOTAL INVESTMENTS - 100.1% (Cost - $1,226,095)(a)	$1,271,854

	OTHER ASSETS AND LIABILITIES - (0.1) %	(1,257)

	TOTAL NET ASSETS - 100.0%	$1,270,597

MBIA - Insured by Municipal Bond Insurance Association

FSA - Insured by Federal Security Assurance

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,226,095 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$46,570
Unrealized depreciation:	(811)
Net unrealized appreciation:	$45,759

See accompanying notes to financial statements.

56

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2014

Principal		Value
	U.S. GOVERNMENT AND AGENCIES - 8.7%
	U.S. TREASURY NOTES - 8.7%
$1,000,000	To yield 0.25%, 10/31/14	$1,000,212

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $1,000,212)	1,000,212

	REPURCHASE AGREEMENT - 91.7%
10,581,000	Merrill Lynch Repo, 0.04%, due 9/02/14 with a full maturity value of $10,581,047 (Fully collateralized by $9,015,100 U.S. Treasury Note, 1.375% due 1/15/2020 with a full maturity value of $10,792,720)	10,581,000
	(Cost - $10,581,000)

	TOTAL INVESTMENTS - 100.4% (Cost - $11,581,212)(a)	$11,581,212

	OTHER ASSETS AND LIABILITIES - (0.4) %	(50,010)

	NET ASSETS - 100.0%	$11,531,202

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $11,581,212.

See accompanying notes to financial statements.

57

SCHEDULES OF INVESTMENTS (CONSOLIDATED)
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 20.2%
	AEROSPACE - 0.1%
190	L-3 Communications Holdings, Inc.	$20,890
190	United Technologies Corp.	20,516
		41,406
	AIRLINES - 2.0%
6,901	American Airlines Group, Inc.	268,518
3,838	Delta Air Lines, Inc.	151,908
2,789	United Continental Holdings, Inc. *	132,784
		553,210
	APPAREL - 1.8%
2,923	Ralph Lauren Corp.	494,572

	AUTO MANUFACTURERS - 1.7%
13,913	General Motors Co.	484,172

	BANKS - 1.6%
250	Capital One Financial Corp.	20,515
8,427	Citigroup, Inc.	435,255
		455,770
	BEVERAGES - 0.2%
440	Coca-Cola Enterprises, Inc.	21,023
295	Molson Coors Brewing Co.	21,815
		42,838
	BUILDING MATERIALS - 0.5%
4,330	USG Corp. *	125,440

	CHEMICALS - 0.1%
255	Eastman Chemical Co.	21,030

	COMMERCIAL SERVICES - 0.9%
8,769	Hertz Global Holdings, Inc. *	259,124

	COMPUTERS - 1.9%
3,629	Apple, Inc.	371,972
14,111	Blackberry Ltd. *	143,650
		515,622
	COSMETICS/PERSONAL CARE - 3.0%
24,314	Revlon, Inc. *	825,947

	ELECTRIC - 0.2%
690	CMS Energy Corp.	21,073
640	FirstEnergy Corp.	21,914
		42,987
	FOOD - 0.1%
335	Kellogg Co.	21,765

	HEALTHCARE-SERVICES - 0.1%
260	Aetna, Inc.	21,354
220	Cigna Corp.	20,812
		42,166
	HOME BUILDERS - 0.1%
1,130	PulteGroup, Inc.	21,719

See accompanying notes to financial statements.

58

SCHEDULES OF INVESTMENTS (CONSOLIDATED)
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	HOUSEHOLD PRODUCTS/WARES - 0.6%
190	Kimberly-Clark Corp.	$20,520
32,893	Summer Infant, Inc. *	139,795
		160,315
	INSURANCE - 0.1%
340	Allstate Corp.	20,907

	INTERNET - 0.5%
3,559	Yahoo!, Inc. *	137,057

	MACHINERY-CONSTRUCTION & MINING - 0.1%
200	Caterpillar, Inc.	21,814

	MEDIA - 0.1%
30	Graham Holdings Co.	21,564

	MISCELLANEOUS MANUFACTURING - 0.1%
795	General Electric Co.	20,654

	REITS - 0.2%
920	Host Hotels & Resorts, Inc.	20,994
895	Kimco Realty Corp.	21,024
485	Plum Creek Timber Co., Inc.	19,706
		61,724
	RETAIL - 2.9%
2,835	Abercrombie & Fitch Co.	118,503
670	Best Buy Co., Inc.	21,366
3,298	GNC Holdings, Inc.	125,159
210	McDonald’s Corp.	19,681
2,302	Men’s Wearhouse, Inc.	124,377
2,178	PVH Corp.	254,260
3,133	Vitamin Shoppe, Inc. *	122,782
270	Wal-Mart Stores, Inc.	20,385
		806,513
	TELECOMMUNICATIONS - 1.3%
88,731	HC2 Holdings, Inc. *	346,051
295	Harris Corp.	21,060
		367,111

	TOTAL COMMON STOCK (Cost - $4,949,051)	5,565,427
Principal
	CORPORATE BONDS AND NOTES - 7.2%
	CHEMICALS - 0.7%
$200,000	Nitrogenmuvek ZRT, 7.875%, 5/21/20 (a)	204,620

	COMMERCIAL SERVICES - 0.2%
50,000	Rent A Center, Inc., 4.75%, 5/1/21	44,750

	DIVERSIFIED FINANCIAL SERVICES - 5.1%
1,400,000	Amor RE Ltd., 4.005%, 12/15/16 (a)	1,393,980

	MEDIA - 0.3%
63,000	WideOpenWest Finance LLC, 10.25%, 7/15/19	70,245

See accompanying notes to financial statements.

59

SCHEDULES OF INVESTMENTS (CONSOLIDATED)
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2014

Principal		Value
	REAL ESTATE - 0.3%
$76,000	Mattamy Group Corp., 6.50%, 11/15/20 (a)	77,140

	REITS - 0.1%
25,000	Geo Group, Inc., 5.125%, 4/1/23	24,250

	RETAIL - 0.2%
60,000	Radio Systems Corp., 8.375%, 11/1/19 (a)	66,075

	TELECOMMUNICATIONS - 0.3%
25,000	Intelsat Jackson Holdings SA, 6.625%, 12/15/22	26,125
75,000	Neustar, Inc., 4.50%, 1/15/23	65,438
		91,563

	TOTAL CORPORATE BONDS & NOTES (Cost - $1,980,909)	1,972,623

	U.S. GOVERNMENT - 65.4%
	U.S. TREASURY BOND - 65.4%
2,000,000	0.25%, 9/15/14	2,000,078
1,000,000	0.25%, 2/15/15 +^	1,000,820
9,000,000	0.25%, 3/31/15	9,009,144
5,000,000	0.25%, 5/15/15	5,006,055
1,000,000	1.375%, 7/31/18	1,000,547
	TOTAL U.S. GOVERNMENT (Cost - $18,010,509)	18,016,644

Shares
	SHORT-TERM INVESTMENTS - 2.7%
750,128	Milestone Treasury Obligations Portfolio, Institutional Class	750,128
	(Cost - $750,128)

	TOTAL INVESTMENTS - 95.5% (Cost - $25,690,598)(b)	$26,304,822

	OTHER ASSETS AND LIABILITIES - 4.5%	1,245,992

	TOTAL NET ASSETS - 100.0%	$27,550,814

*	Non-income producing securities.

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

^	All or a portion of this security is segregated as collateral for open swap contracts.

(a)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2014 these securities amounted to $1,741,815 or 6.3 % of net assets.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $25,731,518 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$635,335
Unrealized depreciation:	(62,030)
Net unrealized appreciation:	$573,305

Long (Short)		Unrealized
Contracts		Gain/(Loss)
	OPEN LONG FUTURES CONTRACTS - 0.0%
2	Crude Oil Future, Maturing December 2014 +
	(Underlying Face Amount at Value $188,740)	940
7	Gold Future, Maturing December 2014 +
	(Underlying Face Amount at Value $901,180)	(5,800)
4	US 10 Year Future, Maturing December 2014
	(Underlying Face Amount at Value $503,124)	(375)
	NET UNREALIZED LOSS FROM OPEN LONG FUTURES CONTRACTS	(5,235)

See accompanying notes to financial statements.

60

SCHEDULES OF INVESTMENTS (CONSOLIDATED)
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2014

Long (Short)		Unrealized
Contracts		Gain/(Loss)
	OPEN SHORT FUTURES CONTRACTS - (0.8) %
(6)	Copper Future, Maturing December 2014 +
	(Underlying Face Amount at Value $474,075)	4,875
(5)	Wheat Future, Maturing December 2014 +
	(Underlying Face Amount at Value $140,875)	(2,375)
(4)	10 YR Mini JBG Future, Maturing September 2014
	(Underlying Face Amount at Value $562,800)	116
(3)	Canadian 10 Year Bond Future, Maturing December 2014
	(Underlying Face Amount at Value $379,995)	(111)
(43)	S&P E-Mini Future, Maturing September 2014
	(Underlying Face Amount at Value $4,303,225)	(124,595)
(6)	Euro BTP Italian Govt Bond Future, Maturing September 2014
	(Underlying Face Amount at Value $1,031,682)	(56,437)
(4)	Nikkei 225 (CME) Future, Maturing September 2014
	(Underlying Face Amount at Value $309,000)	(8,300)
(33)	US 10 Year Future, Maturing December 2014
	(Underlying Face Amount at Value $4,150,773)	(5,930)
(6)	US Ultra Bond, Maturing December 2014
	(Underlying Face Amount at Value $933,000)	(7,547)
(5)	10 YR AUD Government Bond, Maturing September 2014
	(Underlying Face Amount at Value $4,185,018)	(216)
(10)	Russell Mini Future, Maturing September 2014
	(Underlying Face Amount at Value $1,173,400)	(13,400)
	NET UNREALIZED GAIN FROM OPEN SHORT FUTURES CONTRACTS	(213,920)

	OPEN CREDIT DEFAULT SWAPS

Notional Amount	Reference Entity	Counterparty	Expiration Date	Pay/Receive Fixed Rate	Fixed Rate	Unrealized Gain/(Loss)
$594,000	CDX.NA.HY.20	JP Morgan Chase	6/20/2018	Pay	5.00%	$(30,277)
198,000	CDX.NA.HY.20	JP Morgan Chase	6/20/2018	Pay	5.00%	(12,124)
297,000	CDX.NA.HY.21	Barclays	12/20/2018	Pay	5.00%	(12,432)
2,000,000	French Republic	JP Morgan Chase	9/20/2016	Pay	0.25%	(20,668)
	Total Unrealized Gain/Loss from Open Credit Default Swaps					$(75,501)

	OPEN TOTAL RETURN SWAPS CONTRACTS

Notional Amount	Reference Entity	Counterparty	Expiration Date	Pay/Receive Fixed Rate	Fixed Rate	Unrealized Gain/(Loss)
$800,000	CS Backwardation RV Excess Return Index +	Credit Suisse	10/30/2014	Pay	0.50%	$797
1,200,000	Barclays Dualis Index+	Barclays	10/30/2014	Pay	0.95%	8,531
1,000,000	Atlantic Dynamic HYIGS Barclays Credit Index+	Barclays	2/2/2015	Pay	0.80%	(3,605)
1,000,000	Barclays Capital TrendStar+ Index +	Barclays	1/7/2015	Pay	0.65%	17,805
1,000,000	J.P. Morgan ETF Efficiente 8 RC Index	J.P. Morgan Chase	10/30/2014	Pay	0.00%	927
	Total Unrealized Gain/Loss from Open Total Return Swaps					$24,455

+	All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.

See accompanying notes to financial statements.

61

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2014

Shares		Value
	COMMON STOCK - 92.5%
	ASIA PACIFIC - 17.6%
	AUSTRALIA - 1.2%
1,350,171	Scentre Group	$4,330,529

	HONG KONG - 2.4%
964,000	Great Eagle Holdings Ltd.	3,544,986
1,009,000	Hang Lung Properties Ltd.	3,332,912
268,500	Hopewell Holdings Ltd.	964,855
986,000	Hopewell Highway Infrastructure Ltd.	493,630
		8,336,383
	JAPAN - 10.6%
228,900	Aeon Mall Co. Ltd.	4,995,344
466	Japan Real Estate Investment Corp.	2,565,961
478,300	Mitsubishi Estate Co. Ltd.	11,057,349
412,300	Mitsui Fudosan Co. Ltd.	13,157,244
650	Nippon Building Fund, Inc.	3,622,930
249,400	Tokyu Fudosan Holdings Corp. *	1,915,876
		37,314,704
	SINGAPORE - 3.4%
1,618,000	Global Logistic Properties	3,694,952
1,203,100	Hongkong Land Holdings Ltd.	8,241,235
		11,936,187

	TOTAL ASIA PACIFIC (Cost $66,442,569)	61,917,803

	EUROPE - 19.7%
	FRANCE - 9.1%
347,090	Klepierre	16,575,543
56,900	Unibail-Rodamco SE	15,321,836
		31,897,379
	GERMANY - 1.3%
146,863	Deutsche Annington Immobilien SE	4,420,957

	UNITED KINGDOM - 9.3%
1,095,533	Great Portland Estates PLC	11,941,886
410,000	Telecity Group PLC	5,044,461
2,161,000	Unite Group PLC	15,715,985
		32,702,332

	TOTAL EUROPE (Cost $68,796,736)	69,020,668

	NORTH AMERICA - 55.2%
	UNITED STATES - 55.2%
314,349	America First Multifamily Investors LP	1,892,381
267,100	American Campus Communities, Inc.	10,553,121
165,000	American Realty Capital Properties, Inc.	2,171,400
82,100	American Residential Properties, Inc. *	1,558,258
504,000	ARMOUR Residential REIT, Inc.	2,131,920
393,600	Ashford Hospitality Prime, Inc.	6,372,384
839,866	CatchMark Timber Trust, Inc. - Cl. A	10,086,791
163,895	CoreSite Realty Corp.	5,747,798
70,400	Corrections Corp. of America	2,509,056

See accompanying notes to financial statements.

62

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2014

Shares		Value
	UNITED STATES - 55.2% (Continued)
318,000	D R Horton, Inc.	$6,894,240
243,500	Ellington Financial LLC	6,063,150
153,681	Ellington Residential Mortgage REIT	2,692,491
700,000	Excel Trust Inc	9,058,000
272,800	First Potomac Realty Trust	3,611,872
592,700	Gaming and Leisure Properties, Inc.	19,736,910
301,788	Government Properties Income	7,248,948
312,512	Hannon Armstrong Sustainable	4,528,299
71,772	Howard Hughes Corporation	11,366,531
246,166	Newcastle Investment Corp	3,335,549
169,400	PennyMac Mortgage Investment Trust	3,770,844
386,661	Plum Creek Timber Co. Inc.	15,710,036
179,700	Realogy Holdings Corp. *	7,326,369
77,387	Rouse Properties, Inc.	1,352,725
186,400	Sabra Health Care REIT, Inc.	5,308,672
589,900	Select Income REIT	16,458,210
150,425	Senior Housing Properties Trust	3,509,415
150,457	Starwood Hotels & Resorts Worldwide Inc	12,719,635
118,100	Ventas Inc	7,768,618
116,800	Western Asset Mortgage Capital Corp.	1,775,360
		193,258,983

	TOTAL NORTH AMERICA (Cost $201,667,094)	193,258,983

	TOTAL COMMON STOCK (Cost - $336,906,399)	324,197,454

	SHORT-TERM INVESTMENTS - 7.0%
24,446,354	Milestone Treasury Obligations Portfolio, Institutional Class
	TOTAL SHORT-TERM INVESTMENTS (Cost - $24,446,354)	24,446,354

	TOTAL INVESTMENTS - 99.5% (Cost - $361,352,753)(a)	$348,643,808

	OTHER ASSETS AND LIABILITIES - 0.5%	1,656,253

	TOTAL NET ASSETS - 100.0%	$350,300,061

*	Non-income producing securities.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $360,628,363 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$4,815,684
Unrealized depreciation:	(16,800,239)
Net unrealized depreciation:	$(11,984,555)

See accompanying notes to financial statements.

63

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$24,591,832	$25,226,759	$14,501,214	$9,615,915	$8,043,923
Investments, at value (including collateral on loaned securities Note 5)	$29,630,741	$34,856,748	$19,176,339	$13,305,820	$8,108,369
Foreign Cash (Cost $ -, -, -, -, $90,694)	—	—	—	—	90,694
Receivable for securities sold	—	—	—	—	19,814
Receivable for fund shares sold	1,323	31,642	248	910	201
Interest and dividends receivable	23,779	43,339	7,593	7,140	22,581
Prepaid expenses and other assets	21,158	35,823	17,850	15,356	18,707
Total Assets	29,677,001	34,967,552	19,202,030	13,329,226	8,260,366

Liabilities:
Securities lending collateral	67,813	667,015	479,133	227,100	—
Payable for securities purchased	205,559	—	2,964	—	90,689
Payable for fund shares redeemed	7,031	4,579	3,213	217	103
Payable to manager	15,853	18,377	11,549	7,087	5,150
Administration fees payable	5,647	6,982	3,817	2,565	1,460
Custody fees payable	3,169	3,302	6,744	2,723	14,240
Payable for distribution (12b-1) fees	942	3,076	1,521	334	162
Accrued expenses and other liabilities	13,475	19,591	10,586	8,178	6,241
Total Liabilities	319,489	722,922	519,527	248,204	118,045

Net Assets	$29,357,512	$34,244,630	$18,682,503	$13,081,022	$8,142,321

Net Assets:
Par value of shares of beneficial interest	$13,030	$13,130	$12,268	$13,139	$7,160
Paid in capital	28,545,685	26,431,011	11,979,375	9,006,383	9,913,325
Undistributed net investment income (loss)	—	—	—	(27,190)	26,309
Accumulated net realized gain (loss) on investments	(4,240,112)	(1,829,500)	2,015,735	398,785	(1,868,702)
Net unrealized appreciation (depreciation) on investments	5,038,909	9,629,989	4,675,125	3,689,905	64,229
Net Assets	$29,357,512	$34,244,630	$18,682,503	$13,081,022	$8,142,321

Net Asset Value Per Share
Class I
Net Assets	$28,099,193	$28,758,554	$14,778,113	$12,666,868	$7,938,570
Shares of beneficial interest outstanding	1,240,168	1,083,275	954,353	1,255,962	696,655
Net asset value/offering price per share (a)	$22.66	$26.55	$15.48	$10.09	$11.40

Class A
Net Assets	$211,816	$2,840,257	$3,447,801	$21,089	$16,660
Shares of beneficial interest outstanding	9,554	110,804	237,594	2,168	1,460
Net asset value (a)	$22.17	$25.63	$14.51	$9.73	$11.41
Offering price per share	$23.52	$27.19	$15.40	$10.32	$12.11
(maximum sales charge of 5.75%)

Class C
Net Assets	$1,046,503	$2,645,819	$456,589	$393,065	$187,091
Shares of beneficial interest outstanding	53,316	118,954	34,899	55,793	17,862
Net asset value/offering price per share (b)	$19.63	$22.24	$13.08	$7.05	$10.47

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

64

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on loaned securities Note 5)	$14,133,381	$33,817,772	$4,031,216	$1,190,624	$8,497,797
Investments, at value (including collateral on loaned securities Note 5)	$22,254,777	$49,438,654	$4,744,747	$1,842,024	$8,789,425
Receivable for securities sold	—	58,381	—	—	—
Receivable for fund shares sold	80	135	80	61	581
Interest and dividends receivable	54,240	62,079	8,031	3,895	84,192
Prepaid expenses and other assets	20,226	57,569	14,456	12,884	18,626
Total Assets	22,329,323	49,616,818	4,767,314	1,858,864	8,892,824

Liabilities:
Securities lending collateral	—	839,994	—	—	137,800
Payable for fund shares redeemed	9,527	13,372	8	6	2,877
Payable to manager	23,171	50,790	4,937	523	4,059
Administration fees payable	4,114	9,123	953	361	1,675
Custody fees payable	2,637	6,371	3,336	2,767	1,678
Payable for distribution (12b-1) fees	4,440	12,341	521	81	37
Distribution payable	—	—	—	—	692
Accrued expenses and other liabilities	15,006	35,543	4,628	1,926	4,621
Total Liabilities	58,895	967,534	14,383	5,664	153,439

Net Assets	$22,270,428	$48,649,284	$4,752,931	$1,853,200	$8,739,385

Net Assets:
Par value of shares of beneficial interest	$7,258	$26,588	$2,643	$2,095	$8,900
Paid in capital	12,231,601	27,199,862	4,375,145	2,451,278	8,363,202
Undistributed net investment income (loss)	(44,636)	—	(46,116)	(13,192)	7,825
Accumulated net realized gain (loss) on investments	1,955,291	5,801,952	(292,234)	(1,238,382)	67,830
Net unrealized appreciation (depreciation) on investments	8,120,914	15,620,882	713,493	651,401	291,628
Net Assets	$22,270,428	$48,649,284	$4,752,931	$1,853,200	$8,739,385

Net Asset Value Per Share
Class I
Net Assets	$12,154,653	$21,961,241	$3,469,794	$1,677,147	$8,309,323
Shares of beneficial interest outstanding	383,920	1,146,690	187,743	188,126	846,287
Net asset value/offering price per share (a)	$31.66	$19.15	$18.48	$8.92	$9.82

Class A
Net Assets	$7,935,624	$19,786,869	$1,115,276	$132,791	$99,878
Shares of beneficial interest outstanding	262,557	1,087,684	64,924	15,688	10,162
Net asset value (a)	$30.22	$18.19	$17.18	$8.46	$9.83
Offering price per share	$32.06	$19.30	$18.23	$8.98	$10.43
(maximum sales charge of 5.75%)

Class C
Net Assets	$2,180,151	$6,901,174	$167,861	$43,262	$330,184
Shares of beneficial interest outstanding	79,376	424,328	11,606	5,664	33,591
Net asset value/offering price per share (b)	$27.47	$16.26	$14.46	$7.64	$9.83

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

65

STATEMENTS OF ASSETS AND LIABILITIES
August 31, 2014

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
Assets:			(Consolidated)
Investments, at cost (including collateral on loaned securities Note 5)	$1,226,095	$11,581,212	$25,690,598	$361,352,753
Investments, at value (including collateral on loaned securities Note 5)	$1,271,854	$11,581,212	$26,304,822	$348,643,808
Cash	—	694	539,358	34,749
Foreign currency, at value (cost $ -,-,-, $615,819)	—	—	—	615,847
Deposit at Broker	—	—	794,144	—
Unrealized appreciation on futures	—	—	5,931	—
Unrealized appreciation on swaps	—	—	28,060	—
Unrealized appreciation on forward currency exchange contracts	—	—	186,673	—
Receivable for securities sold	—	—	—	7,374,617
Receivable on open swap contracts	—	—	10,471	—
Receivable for fund shares sold	340	428	4,304	1,904,195
Premiums paid on open swap contracts	—	—	15,707	—
Interest and dividends receivable	12,524	877	43,506	966,811
Receivable from manager	68	6,443	—	—
Prepaid expenses and other assets	11,456	19,786	37,170	103,742
Total Assets	1,296,242	11,609,440	27,970,146	359,643,769

Liabilities:
Payable for securities purchased	—	—	2,514	8,397,308
Payable for fund shares redeemed	20,750	76,195	104	326,511
Payable to manager	—	—	25,222	316,088
Unrealized depreciation of futures	—	—	225,086	—
Unrealized depreciation on swaps	—	—	79,106	—
Payable on open swap contracts	—	—	123	—
Premium received on open swap contract	—	—	52,744	—
Supervisory fee payable	—	—	630	29,516
Administration fees payable	704	84	4,944	63,551
Custody fees payable	711	1,330	5,145	16,617
Payable for distribution (12b-1) fees	1,096	232	4,508	87,449
Distributions payable	28	2	—	15
Accrued expenses and other liabilities	2,356	395	19,206	106,653
Total Liabilities	25,645	78,238	419,332	9,343,708

Net Assets	$1,270,597	$11,531,202	$27,550,814	$350,300,061

Net Assets:
Par value of shares of beneficial interest	$1,297	$115,486	$28,036	$162,371
Paid in capital	1,216,900	11,415,716	28,765,740	352,841,037
Undistributed net investment income (loss)	—	—	(187,113)	(94,826)
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	6,641	—	(1,586,545)	10,103,874
Net unrealized appreciation (depreciation) on investments, futures contracts, swaps and foreign currency transactions	45,759	—	530,696	(12,712,395)
Net Assets	$1,270,597	$11,531,202	$27,550,814	$350,300,061

Net Asset Value Per Share
Class I
Net Assets	$1,039,315	$11,076,783	$14,380,997	$124,828,024
Shares of beneficial interest outstanding	106,086	11,094,599	1,459,509	5,744,755
Net asset value/offering price per share (a)	$9.80	$1.00	$9.85	$21.73

Class A
Net Assets	$47,910	$213,844	$10,969,079	$160,883,736
Shares of beneficial interest outstanding	4,888	213,850	1,116,927	7,496,224
Net asset value (a)	$9.80	$1.00	$9.82	$21.46
Offering price per share	$10.40	$1.06	$10.42	$22.77
(maximum sales charge of 5.75%)

Class C
Net Assets	$183,372	$240,575	$2,200,738	$64,588,301
Shares of beneficial interest outstanding	18,677	240,101	227,389	2,996,072
Net asset value/offering price per share (b)	$9.82	$1.00	$9.68	$21.56

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to (consolidated) financial statements.

66

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2014

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Cap	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$262,160	$457,716	$159,905	$138,279	$223,958
Interest income	22	19	11	18	11
Securities lending income	38,477	2,370	1,090	605	—
Less: Foreign withholding taxes	(1,586)	(7,939)	—	(280)	(24,408)
Total Investment Income	299,073	452,166	161,006	138,622	199,561

Operating Expenses:
Management fees	165,113	199,649	130,018	82,357	57,862
Distribution (12b-1) fees
Class A Shares	656	7,434	13,694	126	95
Class C Shares	8,870	20,559	4,004	3,783	1,615
Administration fees	65,853	79,958	47,827	35,192	29,304
Registration fees	22,829	31,169	21,238	18,565	21,136
Professional fees	13,724	16,341	9,048	6,681	4,338
Custodian fees	12,592	14,202	23,912	9,326	50,026
Trustees’ fees	6,750	8,155	4,846	3,553	2,130
Compliance officer fees	4,842	6,109	3,542	2,848	2,240
Printing and postage expense	9,050	8,102	8,673	7,659	7,379
Insurance expense	1,312	1,410	899	729	423
Non 12b-1 shareholder servicing	1,951	4,566	2,548	2,404	1,101
Miscellaneous expenses	4,156	1,118	1,825	2,236	2,236
Total Operating Expenses	317,698	398,772	272,074	175,459	179,885
Less: Expense reduction by commission recapture agreement	(22,793)	(251)	—	—	(151)
Net Operating Expenses	294,905	398,521	272,074	175,459	179,734

Net Investment Income (Loss)	4,168	53,645	(111,068)	(36,837)	19,827

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments and Foreign currency transactions	5,717,941	1,384,317	2,834,895	518,643	813,166
Net realized gain	5,717,941	1,384,317	2,834,895	518,643	813,166

Net change in unrealized appreciation (depreciation) from Investments and Foreign currency transactions	1,676,550	4,894,202	1,111,772	1,432,625	(41,285)
Net Realized and Unrealized Gain on investments	7,394,491	6,278,519	3,946,667	1,951,268	771,881

Net Increase in Net Assets Resulting From Operations	$7,398,659	$6,332,164	$3,835,599	$1,914,431	$791,708

See accompanying notes to financial statements.

67

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2014

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Investment Income:
Dividend income	$384,442	$609,508	$70,580	$33,014	$—
Interest income	19	118	6	2	195,850
Securities lending income	263	20,105	—	—	237
Less: Foreign withholding taxes	(8,649)	—	(2,094)	(656)	—
Total Investment Income	376,075	629,731	68,492	32,360	196,087

Operating Expenses:
Management fees	257,741	642,405	58,292	21,875	44,578
Distribution (12b-1) fees
Class A Shares	29,707	86,148	4,774	654	468
Class C Shares	20,786	64,642	2,372	392	3,186
Administration fees	53,791	133,524	14,994	7,687	25,021
Professional fees	10,730	25,358	2,534	978	4,335
Printing and postage expense	15,822	35,948	6,159	4,512	4,457
Insurance expense	1,075	3,025	261	96	511
Registration fees	25,799	36,792	21,681	18,573	17,876
Custodian fees	9,802	24,859	12,973	10,557	6,600
Trustees’ fees	5,688	12,579	1,304	488	2,113
Compliance officer fees	4,336	11,075	952	492	1,678
Non 12b-1 shareholder servicing fees	13,038	35,631	1,732	1,028	603
Miscellaneous expenses	11,637	277	2,235	1,863	2,172
Total Operating Expenses	459,952	1,112,263	130,263	69,195	113,598
Less: Expenses waived and/or reimbursed	—	—	—	(15,626)	(272)
Less: Expense reduction by commission recapture agreement	(2,646)	(7,950)	(413)	(29)	—
Net Operating Expenses	457,306	1,104,313	129,850	53,540	113,326

Net Investment Income (Loss)	(81,231)	(474,582)	(61,358)	(21,180)	82,761

Realized and Unrealized Gain on Investments:
Net realized gain from:
Investments and Foreign currency transactions	2,009,440	6,806,111	949,445	62,523	67,907
Net realized gain	2,009,440	6,806,111	949,445	62,523	67,907

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,964,026	4,516,233	(192,870)	219,912	10,695
Net Realized and Unrealized Gain on Investments	4,973,466	11,322,344	756,575	282,435	78,602

Net Increase in Net Assets Resulting From Operations	$4,892,235	$10,847,762	$695,217	$261,255	$161,363

See accompanying notes to financial statements.

68

STATEMENTS OF OPERATIONS
For the Year Ended August 31, 2014

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio	Portfolio
			(Consolidated)
Investment Income:
Interest income	$36,020	$6,187	$193,589	$328
Dividend income	—	—	57,454	10,211,273
Less: Foreign withholding taxes	—	—	—	(251,537)
Total Investment Income	36,020	6,187	251,043	9,960,064

Operating Expenses:
Management fees	7,370	51,546	366,873	3,038,221
Supervisory fees	—	—	32,763	247,247
Distribution (12b-1) fees
Class A Shares	307	1,083	38,402	358,129
Class C Shares	1,787	2,602	31,004	481,294
Administration fees	9,891	2,254	98,827	659,762
Registration fees	13,124	21,644	67,295	71,153
Professional fees	436	9,500	18,689	161,689
Custodian fees	2,402	5,201	33,580	88,639
Trustees’ fees	398	—	10,467	72,464
Compliance officer fees	352	2,426	7,800	47,432
Printing and postage expense	457	6,754	11,561	76,512
Insurance expense	181	675	2,667	14,360
Non 12b-1 shareholder servicing	26	475	6,701	52,782
Miscellaneous expenses	1,118	819	5,602	3,000
Total Operating Expenses	37,849	104,979	732,231	5,372,684
Less: Expenses waived and/or reimbursed	(10,974)	(90,381)	(246,983)	—
Less: Audit fee waived	—	(9,500)	—	—
Less: Expenses waived and/or reimbursed Class C and Class I Shares	—	—	—	(235,873)
Add: Expense recapture Class A Shares	—	—	—	418,709
Net Operating Expenses	26,875	5,098	485,248	5,555,520

Net Investment Income (Loss)	9,145	1,089	(234,205)	4,404,544

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign currency transactions	6,642	—	701,361	22,978,882
Options contracts purchased	—	—	(82,945)	—
Futures	—	—	(1,588,188)	—
Swaps	—	—	(65,585)	—
Net realized gain (loss)	6,642	—	(1,035,357)	22,978,882

Net change in unrealized appreciation (depreciation) from:
Investments and Foreign currency transactions	25,031	—	781,268	13,102,907
Options contracts purchased	—	—	5,774	—
Futures	—	—	(385,246)	—
Swaps	—	—	(49,463)	—
Net change in unrealized appreciation (depreciation)	25,031	—	352,333	13,102,907
Net Realized and Unrealized Gain (Loss) on Investments	31,673	—	(683,024)	36,081,789

Net Increase (Decrease) in Net Assets Resulting From Operations	$40,818	$1,089	$(917,229)	$40,486,333

See accompanying notes to (consolidated) financial statements.

69

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Cap
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Operations:
Net investment income (loss)	$4,168	$81,725	$53,645	$66,674	$(111,068)	$(20,044)
Net realized gain (loss) on investments	5,717,941	2,506,386	1,384,317	939,033	2,834,895	1,359,395
Net change in unrealized appreciation (depreciation) on investments	1,676,550	1,685,201	4,894,202	3,627,791	1,111,772	2,367,733
Net increase (decrease) in net assets resulting from operations	7,398,659	4,273,312	6,332,164	4,633,498	3,835,599	3,707,084

Distributions to Shareholders:
Net Realized Gains:
Class I	—	—	(826,487)	(285,807)	(1,263,045)	—
Class A	—	—	(44,346)	(3,227)	(348,960)	—
Class B (a)	—	—	—	(79)	—	—
Class C	—	—	(70,175)	(20,240)	(42,728)	—
Net Investment Income:
Class I	(64,269)	(33,006)	(68,156)	—	—	—
Class A	(140)	—	(1,843)	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(64,409)	(33,006)	(1,011,007)	(309,353)	(1,654,733)	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	4,648,877	2,106,270	5,709,879	4,011,274	2,431,864	1,761,212
Class A	176,736	56,195	1,708,315	1,205,977	55,121	156,261
Class C	143,354	49,125	1,083,706	384,679	49,626	12,717
Reinvestment of dividends and distributions
Class I	61,722	31,933	825,963	278,890	1,223,221	—
Class A	114	—	43,020	2,302	332,393	—
Class B (a)	—	—	—	79	—	—
Class C	—	—	68,239	19,760	42,191	—
Redemption fee proceeds
Class I	116	—	5	374	—	—
Class A	1	—	1	7	—	—
Class C	4	—	—	20	—	—
Cost of shares redeemed
Class I	(3,429,659)	(4,261,453)	(4,875,098)	(5,709,416)	(2,209,721)	(2,775,996)
Class A	(107,791)	(10,750)	(373,814)	(280,735)	(452,901)	(450,975)
Class B (a)	—	(14,677)	—	(14,407)	—	(19,803)
Class C	(68,404)	(240,295)	(275,266)	(435,526)	(31,092)	(150,216)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,425,070	(2,283,652)	3,914,950	(536,722)	1,440,702	(1,466,800)

Total Increase in Net Assets	8,759,320	1,956,654	9,236,107	3,787,423	3,621,568	2,240,284

Net Assets:
Beginning of period	20,598,192	18,641,538	25,008,523	21,221,100	15,060,935	12,820,651
End of period*	$29,357,512	$20,598,192	$34,244,630	$25,008,523	$18,682,503	$15,060,935
* Includes undistributed net investment income (loss) at end of period	$—	$69,191	$—	$66,674	$—	$(26,032)

(a)	Class B shares converted to Class I shares on July 17, 2013

See accompanying notes to financial statements.

70

STATEMENTS OF CHANGES IN NET ASSETS

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Operations:
Net investment income (loss)	$(36,837)	$(23,344)	$19,827	$26,687	$(81,231)	$(67,543)
Net realized gain (loss) on investments and foreign currency transactions	518,643	1,657,778	813,166	502,827	2,009,440	1,437,848
Net change in unrealized appreciation (depreciation) on investments foreign currency transactions	1,432,625	383,343	(41,285)	479,079	2,964,026	2,519,171
Net increase in net assets resulting from operations	1,914,431	2,017,777	791,708	1,008,593	4,892,235	3,889,476

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,625,055)	—	—	—	(573,909)	—
Class A	(5,279)	—	—	—	(402,600)	—
Class B (a)	—	—	—	—	—	—
Class C	(68,321)	—	—	—	(125,476)	—
Net Investment Income:
Class I	—	—	(156,840)	(89,154)	—	—
Class A	—	—	(518)	(317)	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	(2,068)	—	—	—
Total Dividends and Distributions to Shareholders	(1,698,655)	—	(159,426)	(89,471)	(1,101,985)	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,449,181	1,100,011	1,366,903	1,201,646	1,402,889	823,208
Class A	2,736	24,891	2,501	21,661	708,719	166,409
Class C	29,428	12,598	45,575	9,724	133,831	7,715
Reinvestment of dividends and distributions
Class I	1,536,526	—	151,184	86,351	531,640	—
Class A	5,244	—	412	262	356,609	—
Class C	66,407	—	2,064	—	113,047	—
Redemption fee proceeds
Class I	—	—	—	108	7	—
Class A	—	—	—	—	5	—
Class C	—	—	—	2	2	—
Cost of shares redeemed
Class I	(1,552,045)	(2,197,858)	(856,077)	(1,602,116)	(1,454,257)	(2,248,095)
Class A	(22,808)	(4,753)	(16,186)	(5,090)	(1,056,054)	(717,166)
Class B (a)	—	(6,317)	—	(4,299)	—	(148,390)
Class C	(26,444)	(92,206)	(10,537)	(39,976)	(331,913)	(278,504)
Net increase (decrease) in net assets from share transactions of beneficial interest	1,488,225	(1,163,634)	685,839	(331,727)	404,525	(2,394,823)

Total Increase in Net Assets	1,704,001	854,143	1,318,121	587,395	4,194,775	1,494,653

Net Assets:
Beginning of period	11,377,021	10,522,878	6,824,200	6,236,805	18,075,653	16,581,000
End of period*	$13,081,022	$11,377,021	$8,142,321	$6,824,200	$22,270,428	$18,075,653
* Includes undistributed net investment income (loss) at end of period	$(27,190)	$—	$26,309	$116,209	$(44,636)	$(20,930)

(a)	Class B shares converted to Class I shares on July 17, 2013

See accompanying notes to financial statements.

71

STATEMENTS OF CHANGES IN NET ASSETS

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Operations:
Net investment income (loss)	$(474,582)	$(348,486)	$(61,358)	$(80,192)	$(21,180)	$(15,245)
Net realized gain (loss) on investments and foreign currency transactions	6,806,111	3,224,083	949,445	210,804	62,523	102,812
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	4,516,233	3,697,322	(192,870)	481,833	219,912	255,373
Net increase in net assets resulting from operations	10,847,762	6,572,919	695,217	612,445	261,255	342,940

Distributions to Shareholders:
Net Realized Gains:
Class I	(1,173,732)	(172,583)	—	—	—	—
Class A	(1,264,364)	(161,145)	—	—	—	—
Class B (a)	—	(419)	—	—	—	—
Class C	(353,365)	(45,068)	—	—	—	—
Net Investment Income:
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class B (a)	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Total Dividends and Distributions to Shareholders	(2,791,461)	(379,215)	—	—	—	—

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	1,754,169	5,318,280	728,285	447,622	278,323	214,633
Class A	2,785,052	7,104,716	25,271	9,306	12,051	2,977
Class C	1,154,906	794,901	8,614	5,810	3,517	4,687
Reinvestment of dividends and distributions
Class I	1,093,061	162,180	—	—	—	—
Class A	1,145,150	149,079	—	—	—	—
Class B (a)	—	249	—	—	—	—
Class C	337,528	43,231	—	—	—	—
Redemption fee proceeds
Class I	4	531	13	—	—	—
Class A	4	600	5	—	—	—
Class C	1	139	1	—	—	—
Cost of shares redeemed
Class I	(9,202,130)	(12,164,440)	(528,860)	(1,025,261)	(230,807)	(418,426)
Class A	(10,177,169)	(11,624,331)	(272,203)	(138,899)	(65,192)	(38,080)
Class B (a)	—	(68,399)	—	(30,563)	—	(665)
Class C	(1,367,831)	(1,721,670)	(112,928)	(30,706)	(166)	(1,746)
Net (decrease) in net assets from share transactions of beneficial interest	(12,477,255)	(12,004,934)	(151,802)	(762,691)	(2,274)	(236,620)

Total Increase (Decrease) in Net Assets	(4,420,954)	(5,811,230)	543,415	(150,246)	258,981	106,320

Net Assets:
Beginning of period	53,070,238	58,881,468	4,209,516	4,359,762	1,594,219	1,487,899
End of period*	$48,649,284	$53,070,238	$4,752,931	$4,209,516	$1,853,200	$1,594,219
* Includes undistributed net investment income (loss) at end of period/year	$—	$(155,858)	$(46,116)	$(34,710)	$(13,192)	$(12,118)

(a)	Class B shares converted to Class I shares on July 17, 2013

See accompanying notes to financial statements.

72

STATEMENTS OF CHANGES IN NET ASSETS

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Operations:
Net investment income (loss)	$82,761	$109,758	$9,145	$26,211	$1,089	$1,138
Net realized gain (loss) on investments	67,907	62,089	6,642	97,281	—	—
Net change in unrealized appreciation (depreciation) on investments	10,695	(308,100)	25,031	(175,922)	—	—
Net increase (decrease) in net assets resulting from operations	161,363	(136,253)	40,818	(52,430)	1,089	1,138

Distributions to Shareholders:
Net Realized Gains:
Class I	(51,970)	(127,304)	(25,253)	—	—	—
Class A	(985)	(1,908)	(1,740)	—	—	—
Class B (a)	—	(17)	—	—	—	—
Class C	(2,210)	(5,856)	(4,117)	—	—	—
Net Investment Income:
Class I	(81,506)	(107,596)	(8,638)	(24,541)	(1,036)	(1,103)
Class A	(791)	(1,122)	(313)	(1,497)	(27)	(13)
Class B (a)	—	(4)	—	—	—	—
Class C	(464)	(1,044)	(194)	(173)	(26)	(22)
Total Dividends and Distributions to Shareholders	(137,926)	(244,851)	(40,255)	(26,211)	(1,089)	(1,138)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	2,448,374	1,157,732	96,726	314,662	6,294,351	7,001,735
Class A	195,699	121,522	—	26,794	338,335	41,995
Class C	132,859	18,133	3,855	4,291	55,051	83,507
Reinvestment of dividends and distributions
Class I	125,840	222,340	33,675	23,630	1,021	1,087
Class A	1,075	2,378	9	546	23	9
Class B (a)	—	21	—	—	—	—
Class C	2,588	6,573	4,311	182	25	21
Redemption fee proceeds
Class I	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Cost of shares redeemed
Class I	(1,704,800)	(2,838,722)	(187,299)	(2,563,410)	(5,714,630)	(8,108,176)
Class A	(236,474)	(42,712)	(94,961)	(191,120)	(257,726)	(4,931)
Class B (a)	—	(5,472)	—	—	—	(5,887)
Class C	(120,769)	(130,121)	—	(4,229)	(73,750)	(126,114)
Net increase (decrease) in net assets from share transactions of beneficial interest	844,392	(1,488,328)	(143,684)	(2,388,654)	642,700	(1,116,754)

Total Increase (Decrease) in Net Assets	867,829	(1,869,432)	(143,121)	(2,467,295)	642,700	(1,116,754)

Net Assets:
Beginning of period	7,871,556	9,740,988	1,413,718	3,881,013	10,888,502	12,005,256
End of period*	$8,739,385	$7,871,556	$1,270,597	$1,413,718	$11,531,202	$10,888,502
* Includes undistributed net investment income (loss) at end of period	$7,825	$1,125	$—	$—	$—	$—

(a)	Class B shares converted to Class I shares on July 17, 2013 except for the Municipal Bond Portfolio Class B shares which liquidated on May 1, 2012.

See accompanying notes to financial statements.

73

STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global Enhanced Real Return		James Alpha Global Real Estate Investments
	Portfolio		Portfolio
	(Consolidated)

	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013

Operations:
Net investment income (loss)	$(234,205)	$171,439	$4,404,544	$2,640,273
Net realized gain (loss) on investments and foreign currency transactions	(1,035,357)	(659,138)	22,978,882	13,520,128
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	352,333	50,926	13,102,907	(25,217,121)
Net increase (decrease) in net assets resulting from operations	(917,229)	(436,773)	40,486,333	(9,056,720)

Distributions to Shareholders:
Net Realized Gains:
Class I	(75,421)	(40,233)	(3,671,204)	(511,712)
Class A	(88,605)	(67,582)	(9,164,263)	(3,514,292)
Class C	(17,240)	(7,545)	(2,996,513)	(884,838)
Net Investment Income:
Class I	(101,081)	(96,168)	(2,313,999)	(333,872)
Class A	(83,344)	(146,021)	(7,098,313)	(2,600,215)
Class C	(4,588)	(13,475)	(1,908,767)	(540,269)
Total Dividends and Distributions to Shareholders	(370,279)	(371,024)	(27,153,059)	(8,385,198)

Share Transactions of Beneficial Interest (Note 4):
Net proceeds from shares sold
Class I	626,024	9,920,806	112,995,588	37,186,713
Class A	3,158,513	16,965,602	106,696,234	113,789,014
Class C	1,384,010	2,720,842	31,293,622	34,113,787
Reinvestment of dividends and distributions
Class I	174,386	124,137	3,746,207	666,591
Class A	142,284	201,489	12,540,949	4,887,628
Class C	17,730	19,957	3,524,956	1,145,768
Redemption fee proceeds
Class I	3,993	1,269	7,002	3,371
Class A	3,887	1,242	21,079	17,745
Class C	871	173	6,770	4,748
Cost of shares redeemed
Class I	(1,638,701)	(550,742)	(22,625,132)	(9,713,012)
Class A	(11,517,674)	(3,443,508)	(76,651,579)	(16,840,337)
Class C	(1,927,403)	(395,245)	(6,206,933)	(1,637,176)
Net increase (decrease) in net assets from share transactions of beneficial interest	(9,572,080)	25,566,022	165,348,763	163,624,840

Total Increase (Decrease) in Net Assets	(10,859,588)	24,758,225	178,682,037	146,182,922

Net Assets:
Beginning of period	38,410,402	13,652,177	171,618,024	25,435,102
End of period*	$27,550,814	$38,410,402	$350,300,061	$171,618,024
* Includes undistributed net investment income (loss) at end of period	$(187,113)	$76,501	$(94,826)	$1,042,158

See accompanying notes to (consolidated) financial statements.

74

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of fourteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio (collectively, the “Portfolios”). Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and both are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager. The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Health & Biotechnology Portfolio is a non-diversified portfolio. The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio, the Financial Services Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market	Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital
James Alpha Global Enhanced Real Return	Attractive long-term risk-adjusted returns relative to traditional financial market indices
James Alpha Global Real Estate	Total return consisting of current income and capital appreciation

Currently, all Portfolios offer Class A, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a)	Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted bid price. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value. Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the last bid and ask price. Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Futures are valued based on their daily settlement value. Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures

75

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security. The International Equity Portfolio uses fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange. Foreign currency and Forward currency exchange contracts are valued daily at the London close each day. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of August 31, 2014 for the Portfolios’ assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$28,957,316	$—	$—	$28,957,316
Short-Term Investments	605,612	—	—	605,612
Collateral for Securities Loaned	67,813	—	—	67,813
Total	$29,630,741	$—	$—	$29,630,741

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$33,692,142	$—	$—	$33,692,142
Short-Term Investments	497,591	—	—	497,591
Collateral for Securities Loaned	667,015	—	—	667,015
Total	$34,856,748	$—	$—	$34,856,748

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$18,313,234	$—	$—	$18,313,234
Short-Term Investments	383,972	—	—	383,972
Collateral for Securities Loaned	479,133	—	—	479,133
Total	$19,176,339	$—	$—	$19,176,339

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$12,824,228	$—	$—	$12,824,228
Short-Term Investments	254,492	—	—	254,492
Collateral for Securities Loaned	227,100	—	—	227,100
Total	$13,305,820	$—	$—	$13,305,820

76

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

International Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stocks:
Agriculture	$164,314	$—	$—	$164,314
Apparel	—	122,887	—	122,887
Auto Manufacturers	—	239,854	—	239,854
Banks	121,457	977,659	—	1,099,116
Chemicals	—	553,335	—	553,335
Computers	83,895	99,152	—	183,047
Distribution/Wholesale	—	207,504	—	207,504
Diversified Financial Services	—	93,967	—	93,967
Electrical Components & Equipment	—	111,750	—	111,750
Electronics	—	179,513	—	179,513
Engineering & Construction	—	96,495	—	96,495
Entertainment	—	113,159	—	113,159
Environmental Control	—	99,284	—	99,284
Food	—	388,512	—	388,512
Holding Companies - Diversified	—	114,532	—	114,532
Home Furnishings	102,812	81,855	—	184,667
Insurance	—	364,087	—	364,087
Iron/Steel	115,842	—	—	115,842
Lodging	—	236,297	—	236,297
Machinery - Construction & Mining	—	80,707	—	80,707
Machinery - Diversified	—	311,015	—	311,015
Media	—	78,235	—	78,235
Metal Fabricate/Hardware	—	118,101	—	118,101
Mining	—	94,869	—	94,869
Miscellaneous Manufacturing	110,320	114,378	—	224,698
Office/Business Equipment	—	121,876	—	121,876
Oil & Gas	183,491	238,194	—	421,685
Oil & Gas Services	—	221,876	—	221,876
Packing & Containers	—	74,880	—	74,880
Pharmaceuticals	98,212	365,892	—	464,104
Private Equity	—	86,137	—	86,137
Real Estate	11,350	—	—	11,350
Software	—	384,862	—	384,862
Textiles	—	134,896	—	134,896
Transportation	—	121,970	—	121,970
Water	—	103,557	—	103,557
Short-Term Investments	285,389	—	—	285,389
Total	$1,277,082	$6,731,287	$—	$8,008,369

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$21,776,983	$—	$—	$21,776,983
Short-Term Investments	477,794	—	—	477,794
Total	$22,254,777	$—	$—	$22,254,777

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$46,199,190	$—	$—	$46,199,190
Short-Term Investments	2,399,470	—	—	2,399,470
Collateral for Securities Loaned	839,994	—	—	839,994
Total	$49,438,654	$—	$—	$49,438,654

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$4,675,901	$—	$—	$4,675,901
Short-Term Investments	68,846	—	—	68,846
Total	$4,744,747	$—	$—	$4,744,747

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$1,811,625	$—	$—	$1,811,625
Short-Term Investments	30,399	—	—	30,399
Total	$1,842,024	$—	$—	$1,842,024

77

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$4,153,375	$—	$4,153,375
Corporate Bonds and Notes	—	4,240,705	—	4,240,705
Short-Term Investments	257,545	—	—	257,545
Collateral for Securities Loaned	137,800	—	—	137,800
Total	$395,345	$8,394,080	$—	$8,789,425

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	1,224,562	—	1,224,562
Short-Term Investments	47,292	—	—	47,292
Total	47,292	1,224,562	—	1,271,854

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	$—	$1,000,212	$—	$1,000,212
Repurchase Agreement	—	10,581,000	—	10,581,000
Total	$—	$11,581,212	$—	$11,581,212

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$5,565,427	$—	$—	$5,565,427
Corporate Bonds and Notes	—	1,972,623	—	1,972,623
U.S. Government	—	18,016,644	—	18,016,644
Short-Term Investments	750,129	—	—	750,129
Total	$6,315,556	$19,989,267	$—	$26,304,823
Derivatives:
Futures Contracts	$(219,155)	$—	$—	$(219,155)
Total Return Swaps	—	24,455	—	24,455
Credit Default Swaps	—	(75,501)	—	(75,501)
Forward Contracts	—	186,673	—	186,673
Total	$(219,155)	$135,627	$—	$(83,528)

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$324,197,454	$—	$—	$324,197,454
Short-Term Investments	24,446,354	—	—	24,446,354
Total	$348,643,808	$—	$—	$348,643,808

The Portfolios did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolios’ policy to recognize transfers into and out of Levels at the end of the reporting period.

*	Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary. JACC-SPC is a closed-end fund incorporated as an exempted company under the companies law of the Cayman Islands on February 2, 2011 and is a disregarded entity for tax purposes. All inter-company accounts and transactions have been eliminated in consolidation.

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

	Inception Date of SPC	SPC Net Assets at August 31, 2014	% of Fund Total Assets at August 31, 2014
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$1,695,661	6.15%

78

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

(b) Federal Income Tax

It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital loss carry forwards, as of each Portfolio’s most recent tax year-ended August 31, 2014 (for the tax year ended December 31, 2013 for the James Alpha Global Real Estate Investments Portfolio), available to offset future capital gains, if any, are as follows:

				Non-Expiring	Non-Expiring
Portfolio	2017	2018	2019	Short-Term	Long-Term	Total
Large Capitalization Value	$1,880,645	$2,343,762	$—	$—	$—	$4,224,407
Large Capitalization Growth	1,186,567	466,182	—	—	—	1,652,749
Mid Capitalization	—	—	—	—	—	—
Small Capitalization	—	—	—	—	—	—
International Equity	—	1,850,532	—	—	—	1,850,532
Health & Biotechnology	—	—	—	—	—	—
Technology & Communications	—	—	—	—	—	—
Energy & Basic Materials	—	292,003	—	—	—	292,003
Financial Services	615,020	582,779	38,144	—	—	1,235,943
Investment Quality Bond	—	—	—	—	—	—
Municipal Bond	—	—	—	—	—	—
U.S. Government Money Market	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	—	—	235,973	235,973
James Alpha Global Real Estate Investments	—	—	—	—	—	—

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2011-2013 returns and expected to be taken in the Portfolios’ 2014 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Portfolios identify its major tax jurisdictions as U.S. Federal, Arizona and foreign jurisdictions where the Portfolios make significant investments.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2014, the Portfolios did not incur any interest or penalties.

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually
James Alpha Global Real Estate Investments	Quarterly	Annually

79

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the each Portfolio.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(h) Other

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

(a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio’s average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market. For James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments management fees are payable to the Advisor monthly and are computed daily at the annual rate of 1.10% and 1.20% of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee which is the greater of 0.10% of both Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

For the year ended August 31, 2014, the Manager waived; $15,626 for Financial Services; $10,268 for Municipal Bond and $86,688, for U.S. Government Money Market; Armored Wolf waived $246,983 for James Alpha Global Enhanced Real Return; and Ascent Investment Advisors waived $235,873 for James Alpha Global Real Estate Investments.

(b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolios.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Portfolios.

80

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Certain officers of GFS and NLCS are also officers of the Trust.

(c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf and Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Class A shares) and 1.00% of the average daily net assets of the Portfolios’ Class Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf and Ascent or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets. For the year ended August 31, 2014, the Distributor waived $272 in fees for the Investment Quality Bond Portfolio, $3,693 in fees for the U.S. Government Money Market Portfolio and $706 in fees for the Municipal Bond Portfolio.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the year ended August 31, 2014, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares. In addition, CDSCs were paid to the Manager for Class C shares. The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales Charges	CDSC’s
	Class A	Class C
Large Capitalization Value	$711	$10
Large Capitalization Growth	472	153
Mid Capitalization	157	5
Small Capitalization	22	1
International Equity	20	5
Health & Biotechnology	4,630	410
Technology & Communications	6,200	144
Energy & Basic Materials	51	10
Financial Services	6	—
Investment Quality Bond	1,560	7
Municipal Bond	—	—
U.S. Government Money Market	—	185
James Alpha Global Enhanced Real Return	1,953	2,386
James Alpha Global Real Estate Investments	77,463	23,624

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at August 31, 2014 for each portfolio were: 3.00%, 3.60% and 2.60% for Class A, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth, Mid Capitalization, and Small Capitalization; 3.30%, 3.90% and 2.90% for Class A, C and I shares, respectively, of International Equity; 2.30%, 2.90% and 1.90% for Class A, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75% and 1.75% for Class A, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00% and 3.00% for Class A, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%, 2.25% and 1.25% for Class A, C and I shares, respectively, of James Alpha Global Enhanced Real Return; 2.44%, 2.67% and 1.49% for Class A, C and I shares, respectively, of James Alpha Global Real Estate Investments. Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice. The Expense Agreement with Armored Wolf and Ascent shall continue through December 31, 2014. The Expense Agreement with Ascent shall continue for an initial term through December 31, 2014 for Class A and Class I shares and through December 31, 2014 for Class C shares. The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery. For the year ended August 31, 2014 Ascent Investment Advisors, LLC recaptured previously waived/reimbursed expenses in the amount of $418,709 from the James Alpha Global Real Estate Investments Portfolio Class A shares.

Portfolio	8/31/2015	8/31/2016		8/31/2017
International Equity	—	13,370		—
Energy & Basic	—	1,484		—
Financial Services	15,233	43,133		15,626
Municipal Bond	6,692	13,073		10,268
U.S. Government Money Market	141,131	86,744		90,381
James Alpha Global Enhanced Real Return	121,960	234,861		246,983
James Alpha Global Real Estate Investments	—	8,284	*	235,873	**

*	The available waived expenses subject to potential recovery for Class I shares.

**	The available waived expenses subject to potential recovery for Class C and Class I Shares.

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio. For the year ended August 31, 2014, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $22,793; Large Capitalization Growth, $251; International Equity, $0; Health & Biotechnology, $2,646; Technology & Communications, $7,950; Energy & Basic Materials, $413; and Financial Services, $29.

81

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

3.	INVESTMENT TRANSACTIONS

(a) For the year ended August 31, 2014, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$26,689,039	$25,618,906
Large Capitalization Growth	6,834,896	4,231,142
Mid Capitalization	9,749,143	10,302,774
Small Capitalization	3,897,215	3,906,820
International Equity	9,708,750	9,337,997
Health & Biotechnology	2,844,604	3,722,189
Technology & Communications	11,978,441	26,903,075
Energy & Basic Materials	5,183,054	5,386,479
Financial Services	313,026	305,196
Investment Quality Bond	3,948,907	3,266,197
Municipal Bond	277,872	455,170
James Alpha Global Enhanced Real Return	57,894,442	53,814,260
James Alpha Global Real Estate Investments	653,275,590	538,802,746

(b) Certain Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

Certain Portfolios may write covered call options. This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

The Portfolios may enter into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

(c) Certain Portfolios may enter into futures contracts. The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective. To manage equity price risk, the Portfolios may enter into futures contracts. Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Portfolios recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

(d) Certain Portfolios may enter into foreign currency exchange contracts. Because various Portfolios may invest in securities denominated in foreign currencies, they may seek to hedge foreign currency risks by engaging in foreign currency exchange transactions. These may include buying or selling foreign currencies on a spot basis, entering into foreign currency forward contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Currency exchange rates may fluctuate significantly over short periods and can be subject to unpredictable change based on such factors as political developments and currency controls by foreign governments.

(e) Swap Agreements – Certain portfolios are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Portfolios may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency), commodity or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Portfolios amortize upfront payments and/or accrue for the fixed payment stream

82

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Portfolios segregate liquid securities having a value at least equal to the amount of their current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

At August 31, 2014 the James Alpha Global Enhanced Real Return Portfolio had the following open forward currency exchange contracts:

	Foreign Currency					Unrealized
Settlement	Units to				US Dollar	Appreciation/
Date	Receive/Deliver		In Exchange For		Value	(Depreciation)
To Buy:
9/17/2014	$1,000,000	AUD	$925,080	USD	$933,835	$8,755
9/17/2014	1,000,000	CAD	917,882	USD	921,964	4,082
9/17/2014	2,000,000	CAD	1,871,223	USD	1,843,928	(27,295)
9/17/2014	2,000,000	EUR	2,750,340	USD	2,635,014	(115,326)
9/17/2014	1,000,000	EUR	1,359,384	USD	1,317,507	(41,877)
9/17/2014	2,000,000	EUR	2,653,290	USD	2,635,014	(18,276)
9/17/2014	70,000,000	JPY	687,250	USD	673,932	(13,318)
9/17/2014	1,000,000	NZD	846,550	USD	836,099	(10,451)
9/17/2014	1,000,000	NZD	845,800	USD	836,099	(9,701)
10/2/2014	812,160	BRL	360,000	USD	359,643	(357)
10/2/2014	121,663	EUR	160,000	USD	160,304	304
10/2/2014	1,178,000,000	INR	100,000	USD	100,102	102
10/2/2014	120,000	NZD	100,074	USD	100,186	112
10/2/2014	160,263	PLN	50,000	USD	50,007	7
10/2/2014	50,815,000	ZAR	50,000	USD	49,982	(18)
10/2/2014	1,867,258	RUB	50,000	USD	49,897	(103)
10/7/2014	34,735,800	INR	570,000	USD	569,320	(680)
12/17/2014	400,000	GBP	675,200	USD	663,477	(11,723)
12/17/2014	1,000,000	CAD	920,548	USD	919,971	(577)
					Total Buys	$(236,340)

83

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

James Alpha Global Enhanced Real Return Portfolio open forward currency exchange contracts continued:

	Foreign Currency					Unrealized
Settlement	Units to				US Dollar	Appreciation/
Date	Receive/Deliver		In Exchange For		Value	(Depreciation)
To Sell:
9/17/2014	$1,000,000	AUD	$929,280	USD	$933,835	$(4,555)
9/17/2014	2,000,000	CAD	1,871,117	USD	1,843,927	27,190
9/17/2014	1,000,000	CAD	937,937	USD	921,964	15,973
9/17/2014	2,000,000	EUR	2,759,150	USD	2,635,014	124,136
9/17/2014	1,200,000	EUR	1,635,898	USD	1,581,009	54,889
9/17/2014	1,000,000	EUR	1,359,100	USD	1,317,507	41,593
9/17/2014	2,000,000	EUR	2,715,074	USD	2,635,014	80,060
9/17/2014	70,000,000	JPY	687,930	USD	673,932	13,998
9/17/2014	1,000,000	NZD	838,800	USD	836,099	2,701
9/17/2014	1,000,000	NZD	838,360	USD	836,099	2,261
9/17/2014	6,000,000	ZAR	550,797	USD	562,370	(11,573)
10/2/2014	30,000	GBP	49,706	USD	49,797	(91)
10/2/2014	54,369	CAD	50,000	USD	50,109	(109)
10/2/2014	2,111,980	CZK	100,000	USD	100,323	(323)
10/2/2014	160,000	EUR	210,200	USD	210,817	(617)
10/2/2014	121,772	EUR	160,000	USD	160,447	(447)
10/2/2014	12,004,650	HUF	50,000	USD	50,097	(97)
10/2/2014	178,774	ILS	50,000	USD	50,112	(112)
10/2/2014	5,201,580	JPY	50,000	USD	50,084	(84)
10/2/2014	310,106	NOK	50,000	USD	50,139	(139)
10/2/2014	62,458	SGD	50,000	USD	50,045	(45)
10/2/2014	349,209	SEK	50,000	USD	50,106	(106)
10/2/2014	45,885	CHF	50,000	USD	50,125	(125)
10/2/2014	7,787,000	TWD	260,000	USD	260,616	(616)
10/3/2014	654,565	MXN	50,000	USD	49,942	58
10/8/2014	617,150	RMB	100,000	USD	100,003	(3)
12/17/2014	600,000	AUD	552,810	USD	556,731	(3,921)
12/17/2014	400,000	GBP	665,173	USD	663,477	1,696
12/17/2014	1,000,000	CAD	929,766	USD	919,971	9,795
12/17/2014	1,600,000	EUR	2,165,952	USD	2,109,365	56,587
12/17/2014	57,000,000	JPY	559,603	USD	549,159	10,444
12/17/2014	30,000,000	JPY	293,626	USD	289,031	4,595
					Total Sells	$423,013

84

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Funds Consolidated Statement of Assets and Liabilities as of August 31, 2014:

Location on the Statement of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity	Unrealized appreciation on futures	Unrealized depreciation on futures
Interest rate contracts	Unrealized appreciation on swaps	Unrealized depreciation on swaps

Currency	Unrealized appreciation on forward currency	Unrealized depreciation on forward
	exchange contracts	currency exchange contracts

Derivatives Investment value
	Equity Contracts	Foreign Exchange Contracts	Commodity Contracts	Interest Rate Contracts	Total value at August 31, 2014
Futures	$(146,295)	$—	$(2,360)	$(70,500)	$(219,155)
Swap Contracts	927	—	23,528	(75,501)	(51,046)
Forward Contracts	—	186,673	—	—	186,673
	$(145,368)	$186,673	$21,168	$(146,001)	$(83,528)

The following is a summary of the location of derivative investments on the James Alpha Global Enhanced Real Return Fund’s Consolidated Statement of Operations for the twelve months ended August 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives in the Consolidated Statement of Operations
Equity/Currency/Commodity/	Net realized gain (loss) from investments and foreign currency transactions
Interest rate contracts	Net realized gain (loss) from futures contracts
Net realized gain (loss) from options contracts purchased
Net realized gain (loss) from swap contracts
Appreciation (depreciation) on investments and foreign currency transactions
Appreciation (depreciation) on futures contracts
Appreciation (depreciation) on options contracts purchased
Appreciation (depreciation) on swap contracts

Realized gain/(loss) on derivatives recognized in the statement of operations
Derivative Investment type	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk	Total Value at August 31, 2014
Futures	$(1,359,401)	$(7,600)	$(70,932)	$(150,255)	$(1,588,188)
Purchased Options	(82,945)	—	—	—	(82,945)
Swap Contracts	8,870	—	37,979	(112,434)	(65,585)
Forward Contracts	—	(328,115)	—	—	(328,115)
	$(1,433,476)	$(335,715)	$(32,953)	$(262,689)	$(2,064,833)

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the statement of operations
	Equity Risk	Foreign Exchange Risk	Commodity Risk	Interest Rate Risk	Total Value at August 31, 2014
Futures	$(245,824)	$—	$(58,980)	$(80,442)	$(385,246)
Purchased Options	5,774	—	—	—	5,774
Swap Contracts	927	—	23,528	(73,918)	(49,463)
Forward Contracts	—	74,450	—	—	74,450
	$(239,123)	$74,450	$(35,452)	$(154,360)	$(354,485)

85

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of August 31, 2014.

		Gross Amounts not offset in the (Consolidated) Statements of Assets and Liabilities
	Gross Amounts Recognized in (Consolidated) Statements of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged		Net Amount of Assets
Large Capitalization Value
Description of Liability
Securities Loaned	$63,625	$63,625	$—		$—
Large Capitalization Growth
Description of Liability
Securities Loaned	$646,590	$646,590	$—		$—
Mid Capitalization
Description of Liability
Securities Loaned	$460,764	$460,764	$—		$—
Small Capitalization
Description of Liability
Securities Loaned	$218,470	$218,470	$—		$—
Technology & Communications
Description of Liability
Securities Loaned	$819,987	$819,987	$—		$—
Investment Quality Bond
Description of Liability
Securities Loaned	$134,604	$134,604	$—		$—
James Alpha Global Enhanced Real Return
Description of Asset
Unrealized appreciation on futures	$5,931	$(5,931)	$—		$—
Unrealized appreciation on swaps	28,060	(28,060)	—		—
Total	33,991	(33,991)	—		—
Description of Liability
Unrealized depreciation on futures	$225,086	$5,931	$219,155	(1)	$—
Unrealized depreciation on swaps	79,106	28,060	51,046	(1)	—
Total	$304,192	$33,991	$270,201		$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

86

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

4.	AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share. For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
Large Capitalization Value
Issued	220,605	137,300	8,570	4,012
Redeemed	(167,124)	(278,757)	(5,210)	(726)
Reinvested from Dividends	3,144	2,223	6	—
Net Increase (Decrease) in Shares	56,625	(139,234)	3,366	3,286
Large Capitalization Growth
Issued	231,915	198,007	69,831	58,118
Redeemed	(196,124)	(277,015)	(15,498)	(14,020)
Reinvested from Dividends	33,767	14,458	1,817	123
Net Increase (Decrease) in Shares	69,558	(64,550)	56,150	44,221
Mid Capitalization
Issued	164,902	146,113	3,923	13,727
Redeemed	(149,673)	(227,812)	(32,493)	(41,232)
Reinvested from Dividends	88,575	—	25,608	—
Net Increase (Decrease) in Shares	103,804	(81,699)	(2,962)	(27,505)
Small Capitalization
Issued	143,293	119,277	277	3,039
Redeemed	(151,747)	(238,462)	(2,362)	(500)
Reinvested from Dividends	160,724	—	567	—
Net Increase (Decrease) in Shares	152,270	(119,185)	(1,518)	2,539
International Equity
Issued	120,856	118,676	222	2,247
Redeemed	(75,729)	(155,651)	(1,453)	(489)
Reinvested from Dividends	13,669	8,441	37	25
Net Increase (Decrease) in Shares	58,796	(28,534)	(1,194)	1,783
Health & Biotechnology
Issued	47,663	33,949	24,724	7,257
Redeemed	(49,802)	(95,216)	(37,371)	(31,642)
Reinvested from Dividends	19,165	—	13,431	—
Net Increase (Decrease) in Shares	17,026	(61,267)	784	(24,385)
Technology & Communications
Issued	98,178	348,064	165,509	505,110
Redeemed	(513,822)	(832,259)	(598,436)	(805,489)
Reinvested from Dividends	62,820	11,421	69,110	10,954
Net Increase (Decrease) in Shares	(352,824)	(472,774)	(363,817)	(289,425)
Energy & Basic Materials
Issued	41,235	30,022	1,562	678
Redeemed	(29,701)	(69,664)	(16,423)	(9,741)
Net Increase (Decrease) in Shares	11,534	(39,642)	(14,861)	(9,063)
Financial Services
Issued	33,076	30,615	1,475	488
Redeemed	(27,598)	(58,890)	(8,036)	(5,538)
Net Increase (Decrease) in Shares	5,478	(28,275)	(6,561)	(5,050)
Investment Quality Bond
Issued	249,616	115,273	19,829	11,974
Redeemed	(173,442)	(283,853)	(24,044)	(4,254)
Reinvested from Dividends	12,833	22,179	109	237
Net Increase (Decrease) in Shares	89,007	(146,401)	(4,106)	7,957
Municipal Bond
Issued	9,889	31,013	—	2,637
Redeemed	(19,118)	(253,954)	(9,673)	(19,052)
Reinvested from Dividends	3,480	2,331	1	53
Net Increase (Decrease) in Shares	(5,749)	(220,610)	(9,672)	(16,362)
U.S. Government Money Market
Issued	6,294,351	7,001,735	338,335	41,995
Redeemed	(5,714,630)	(8,108,175)	(257,726)	(4,931)
Reinvested from Dividends	1,021	1,087	23	9
Net Increase (Decrease) in Shares	580,742	(1,105,353)	80,632	37,073

87

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

	Class C Shares
	Year Ended	Year Ended
	August 31, 2014	August 31, 2013
Large Capitalization Value
Issued	7,761	3,579
Redeemed	(3,932)	(17,572)
Net Increase (Decrease) in Shares	3,829	(13,993)
Large Capitalization Growth
Issued	51,170	21,558
Redeemed	(12,995)	(25,222)
Reinvested from Dividends	3,308	1,198
Net Increase (Decrease) in Shares	41,483	(2,466)
Mid Capitalization
Issued	3,917	1,188
Redeemed	(2,456)	(14,442)
Reinvested from Dividends	3,591	—
Net Increase (Decrease) in Shares	5,052	(13,254)
Small Capitalization
Issued	4,147	1,775
Redeemed	(3,766)	(13,396)
Reinvested from Dividends	9,867	—
Net Increase (Decrease) in Shares	10,248	(11,621)
International Equity
Issued	4,350	1,023
Redeemed	(1,021)	(4,175)
Reinvested from Dividends	202	—
Net Increase (Decrease) in Shares	3,531	(3,152)
Health & Biotechnology
Issued	5,215	374
Redeemed	(13,040)	(13,132)
Reinvested from Dividends	4,666	—
Net Increase (Decrease) in Shares	(3,159)	(12,758)
Technology & Communications
Issued	74,718	61,685
Redeemed	(89,094)	(133,037)
Reinvested from Dividends	22,683	3,498
Net Increase (Decrease) in Shares	8,307	(67,854)
Energy & Basic Materials
Issued	626	489
Redeemed	(8,217)	(2,624)
Net Increase (Decrease) in Shares	(7,591)	(2,135)
Financial Services
Issued	478	744
Redeemed	(24)	(286)
Net Increase (Decrease) in Shares	454	458
Investment Quality Bond
Issued	13,556	1,815
Redeemed	(12,305)	(12,946)
Reinvested from Dividends	264	655
Net Increase (Decrease) in Shares	1,515	(10,476)
Municipal Bond
Issued	394	426
Redeemed	—	(415)
Reinvested from Dividends	446	18
Net Increase (Decrease) in Shares	840	29
U.S. Government Money Market
Issued	55,051	83,508
Redeemed	(73,750)	(126,113)
Reinvested from Dividends	25	22
Net Increase (Decrease) in Shares	(18,674)	(42,583)

88

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

	Class I Shares		Class A Shares		Class C Shares
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013	August 31, 2014	August 31, 2013
James Alpha Global Enhanced Real Return
Issued	62,342	958,049	316,268	1,635,315	139,682	264,290
Redeemed	(163,233)	(53,189)	(1,159,585)	(334,960)	(197,910)	(38,410)
Reinvested from Dividends	17,456	12,017	14,271	19,543	1,794	1,945
Net Increase (Decrease) in Shares	(83,435)	916,877	(829,046)	1,319,898	(56,434)	227,825

James Alpha Global Real Estate Investments
Issued	5,364,027	1,650,007	5,130,924	5,025,305	1,488,053	1,504,250
Redeemed	(1,077,970)	(457,140)	(3,688,818)	(766,558)	(296,404)	(75,579)
Reinvested from Dividends	181,795	30,432	613,587	223,106	171,725	52,337
Net Increase (Decrease) in Shares	4,467,852	1,223,299	2,055,693	4,481,853	1,363,374	1,481,008

5.	SECURITIES LENDING

Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures. A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred. There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

At August 31, 2014 the following portfolios loaned securities and received cash collateral for the loan. This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Value	$63,625	$67,813
Large Capitalization Growth	646,590	667,015
Mid Capitalization	460,764	479,133
Small Capitalization	218,470	227,100
Technology & Communication	819,987	839,994
Investment Quality Bond	134,604	137,800

At August 31, 2014, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BNY Mellon, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Value	12.87%
Large Capitalization Growth	0.52%
Mid Capitalization	0.68%
Small Capitalization	0.44%
Health & Biotechnology	0.07%
Technology & Communication	3.19%
Investment Quality Bond	0.13%

89

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the period ended August 31, 2014 (for the period ended December 31, 2013 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$64,409	$—	$—	$64,409
Large Capitalization Growth	69,999	—	941,008	1,011,007
Mid Capitalization	348,235	—	1,306,498	1,654,733
Small Capitalization	25,630	—	1,673,025	1,698,655
International Equity	159,426	—	—	159,426
Health & Biotechnology	—	—	1,101,985	1,101,985
Technology & Communications	—	—	2,791,461	2,791,461
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	82,761	—	55,165	137,926
Municipal Bond	38	9,107	31,110	40,255
U.S. Government Money Market	1,089	—	—	1,089
James Alpha Global Enhanced Real Return	370,279	—	—	370,279
James Alpha Global Real Estate Investments	20,311,392	—	175,128	20,486,520

The tax character of dividends paid during the period ended August 31, 2013 (for the period ended December 31, 2012 for the James Alpha Global Real Estate Investments Portfolio) was as follows:

	Ordinary	Exempt	Long-Term
Portfolio	Income	Income	Capital Gains	Total
Large Capitalization Value	$33,006	$—	$—	$33,006
Large Capitalization Growth	—	—	309,353	309,353
Mid Capitalization	—	—	—	—
Small Capitalization	—	—	—	—
International Equity	89,471	—	—	89,471
Health & Biotechnology	—	—	—	—
Technology & Communications	—	—	379,215	379,215
Energy & Basic Materials	—	—	—	—
Financial Services	—	—	—	—
Investment Quality Bond	128,941	—	115,910	244,851
Municipal Bond	81	26,130	—	26,211
U.S. Government Money Market	1,138	—	—	1,138
James Alpha Global Enhanced Real Return	331,685	—	39,339	371,024
James Alpha Global Real Estate Investments	3,855,082	—	—	3,855,082

90

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Permanent book and tax differences, primarily attributable to net operating losses, reclassification of income distributions, foreign currency exchange gains (losses), real estate investment trusts, partnerships, swap gains (losses) and adjustments for passive foreign investment companies, resulted in reclassification for the tax year ended August 31, 2014 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2013 reclassifications for permanent book and tax differences have been adjusted for August 31, 2014 activity) as follows:

Portfolio	Paid in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) & Investments and Foreign Currency Transactions
Large Capitalization Value	$(17,600)	$(8,950)	$26,550
Large Capitalization Growth	(890,688)	(50,320)	941,008
Mid Capitalization	—	137,100	(137,100)
Small Capitalization	(9,647)	9,647	—
International Equity	—	49,699	(49,699)
Health & Biotechnology	(53,939)	57,525	(3,586)
Technology & Communications	—	630,440	(630,440)
Energy & Basic Materials	(49,829)	49,952	(123)
Financial Services	(20,114)	20,106	8
Investment Quality Bond	—	6,700	(6,700)
Municipal Bond	—	—	—
U.S. Government Money Market	—	—	—
James Alpha Global Enhanced Real Return	(540,701)	159,604	381,097
James Alpha Global Real Estate Investments	—	5,779,551	(5,779,551)

Net assets were unaffected by the above reclassifications.

As of each of the Portfolio’s tax year-ended August 31, 2014 (except for the James Alpha Global Real Estate Investments Portfolio in which its December 31, 2013 components of distributable earnings have been adjusted for August 31, 2014 activity), the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficits)
Large Capitalization Value	$—	$—	$—	$(4,224,407)	$—	$5,023,204	$798,797
Large Capitalization Growth	—	—	—	(1,652,749)	—	9,453,238	7,800,489
Mid Capitalization	—	2,065,239	—	—	—	4,625,621	6,690,860
Small Capitalization	—	401,017	(27,190)	—	—	3,687,673	4,061,500
International Equity	35,093	—	—	(1,850,532)	—	37,275	(1,778,164)
Health & Biotechnology	—	1,973,162	(44,636)	—	—	8,103,043	10,031,569
Technology & Communications	866,987	5,064,265	—	—	—	15,491,582	21,422,834
Energy & Basic Materials	—	—	(46,116)	(292,003)	—	713,262	375,143
Financial Services	—	—	(13,192)	(1,235,943)	—	648,962	(600,173)
Investment Quality Bond	8,115	67,540	—	—	—	291,628	367,283
Municipal Bond	—	6,641	—	—	—	45,759	52,400
U.S. Government Money Market	—	—	—	—	—	—	—
James Alpha Global Enhanced Real Return	—	—	(849,545)	(235,973)	(619,106)	461,662	(1,242,962)
James Alpha Global Real Estate Investments	9,284,658	—	—	—	—	(11,988,005)	(2,703,347)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, adjustments for a wholly owned subsidiary, mark-to-market on open forward foreign currency contracts and on futures and swap contracts, and adjustments for passive foreign investment companies, partnerships and C Corporations.

91

NOTES TO FINANCIAL STATEMENTS

Year Ended August 31, 2014 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Portfolios below incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Large Capitalization Value	$—
Large Capitalization Growth	—
Mid Capitalization	—
Small Capitalization	27,190
International Equity	—
Health & Biotechnology	44,636
Technology & Communications	—
Energy & Basic Materials	46,116
Financial Services	13,192
Investment Quality Bond	—
Municipal Bond	—
U.S. Government Money Market	—
James Alpha Global Enhanced Real Return	—
James Alpha Global Real Estate Investments	—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The James Alpha Global Enhanced Real Return Portfolio incurred and elected to defer such capital losses of $849,545.

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

92

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.38	$13.23	$11.83	$10.17	$10.28
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	0.02	(0.02)	(0.10)	(0.05)
Net realized and unrealized gain (loss)	5.87	3.13	1.42	1.76	(0.06)
Total from investment operations	5.81	3.15	1.40	1.66	(0.11)
Dividends and Distributions:
Dividends from net investment income	(0.02)	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.02)	—	—	—	—
Redemption Fees	— **	—	— **	— **	— **

Net Asset Value, End of Period	$22.17	$16.38	$13.23	$11.83	$10.17
Total Return*	35.46%	23.81%	11.83%	16.32%	(1.07)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$212	$101	$38	$88	$57
Ratio of net operating expenses to average net assets (2)	1.52%	1.62%	1.85%	1.85%	1.83%
Ratio of net investment income (loss) to average net assets	(0.31)%	0.10%	(0.13)%	(0.81)%	(0.45)%
Portfolio Turnover Rate	104%	73%	66%	109%	101%

	Large Cap Growth Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.40	$17.84	$17.90	$14.04	$12.14
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.02)	— **	(0.03)	(0.24)	(0.22)
Net realized and unrealized gain (loss)	5.06	3.83	2.32	4.10	2.12
Total from investment operations	5.04	3.83	2.29	3.86	1.90
Dividends and Distributions:
Dividends from net investment income	(0.03)	—	—	—	—
Distributions from realized gains	(0.78)	(0.27)	(2.35)	—	—
Total dividends and distributions	(0.81)	(0.27)	(2.35)	—	—
Redemption Fees	— **	— **	— **	— **	— **

Net Asset Value, End of Period	$25.63	$21.40	$17.84	$17.90	$14.04
Total Return*	23.86%	21.71%	14.50%	27.49%	15.65%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,840	$1,170	$186	$173	$1,085
Ratio of net operating expenses to average net assets (3)	1.59%	1.66%	1.98%	1.88%	2.04%
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.02)%	(0.19)%	(1.37)%	(1.56)%
Portfolio Turnover Rate	14%	21%	16%	163%	151%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.61% for the year ended August 31, 2014; 1.71% for the year ended August 31, 2013; 1.98% for the year ended August 31, 2012; 2.02% for the year ended August 31, 2011; 1.96% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.59% for the year ended August 31, 2014; 1.66% for the year ended August 31, 2013; 1.98% for the year ended August 31, 2012; 1.89% for the year ended August 31, 2011; 2.07% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
93

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.91	$9.94	$9.10	$7.56	$7.44
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.05)	(0.04)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	3.22	3.02	0.88	1.64	0.20
Total from investment operations	3.09	2.97	0.84	1.54	0.12
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.49)	—	—	—	—
Total dividends and distributions	(1.49)	—	—	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$14.51	$12.91	$9.94	$9.10	$7.56
Total Return*	25.32%	29.88%	9.23%	20.37%	1.61%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$3,448	$3,106	$2,664	$2,670	$2,173
Ratio of net operating expenses to average net assets (2)	1.87%	2.04%	2.34%	2.24%	2.57%
Ratio of net investment income (loss) to average net assets	(0.93)%	(0.45)%	(0.42)%	(0.99)%	(1.03)%
Portfolio Turnover Rate	57%	57%	60%	93%	124%

	Small Cap Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.70	$8.07	$7.66	$6.72	$6.21
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.05)	(0.05)	(0.04)	(0.04)
Net realized and unrealized gain (loss)	1.59	1.68	0.82	0.98	0.55
Total from investment operations	1.53	1.63	0.77	0.94	0.51
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.50)	—	(0.36)	—	—
Total dividends and distributions	(1.50)	—	(0.36)	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$9.73	$9.70	$8.07	$7.66	$6.72
Total Return*	16.59%	20.20%	10.36%	13.99%	8.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$21	$36	$9	$29	$15
Ratio of net operating expenses to average net assets (3)	1.76%	1.97%	2.11%	2.13%	2.12%
Ratio of net investment income (loss) to average net assets	(0.66)%	(0.52)%	(0.69)	(0.50)%	(0.58)%
Portfolio Turnover Rate	32%	50%	39%	31%	64%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.87% for the year ended August 31, 2014; 2.04% for the year ended August 31, 2013; 2.35% for the year ended August 31, 2012; 2.24% for the year ended August 31, 2011; 2.58% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.76% for the year ended August 31, 2014; 1.97% for the year ended August 31, 2013; 2.11% for the year ended August 31, 2012; 2.14% for the year ended August 31, 2011; 2.12% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
94

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.45	$9.13	$10.04	$9.64	$9.60
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.03)	— **	0.05	0.05	0.08
Net realized and unrealized gain (loss)	1.19	1.42	(0.85)	0.41	0.07
Total from investment operations	1.16	1.42	(0.80)	0.46	0.15
Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.10)	(0.11)	(0.06)	(0.11)
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.20)	(0.10)	(0.11)	(0.06)	(0.11)
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$11.41	$10.45	$9.13	$10.04	$9.64
Total Return*	11.18%	15.63%	(7.98)%	4.75%	1.49%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$17	$28	$8	$27	$22
Ratio of net operating expenses to average net assets (2)	2.78%	3.30%	2.95%	3.11%	2.65%
Ratio of net investment income (loss) to average net assets	(0.23)%	0.02%	0.53%	0.47%	0.78%
Portfolio Turnover Rate	125%	122%	50%	43%	160%

	Health & Biotechnology Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.12	$20.12	$18.32	$14.60	$13.92
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)	(0.12)	(0.12)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	6.84	5.12	1.92	3.86	0.87
Total from investment operations	6.68	5.00	1.80	3.72	0.68
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.58)	—	—	—	—
Total dividends and distributions	(1.58)	—	—	—	—
Redemption Fees	— **	—	— **	— **	— **

Net Asset Value, End of Period	$30.22	$25.12	$20.12	$18.32	$14.60
Total Return*	27.47%	24.85%	9.83%	25.48%	4.88%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$7,936	$6,577	$5,757	$5,435	$4,833
Ratio of net operating expenses to average net assets (3)	2.37%	2.60%	2.66%	2.73%	2.79%
Ratio of net investment income (loss) to average net assets	(0.55)%	(0.53)%	(0.62)%	(0.82)%	(1.25)%
Portfolio Turnover Rate	14%	6%	18%	8%	14%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.78% for the year ended August 31, 2014; 3.49% for the year ended August 31, 2013; 2.97% for the year ended August 31, 2012; 3.14% for the year ended August 31, 2011; 2.69% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.38% for the year ended August 31, 2014; 2.60% for the year ended August 31, 2013; 2.67% for the year ended August 31, 2012; 2.74% for the year ended August 31, 2011; 2.81% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
95

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$15.63	$13.88	$12.61	$10.34		$7.80
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.18)	(0.11)	(0.19)	(0.31)		(0.26)
Net realized and unrealized gain (loss)	3.62	1.96	2.06	2.58		2.80
Total from investment operations	3.44	1.85	1.87	2.27		2.54
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from realized gains	(0.88)	(0.10)	(0.60)	—		—
Total dividends and distributions	(0.88)	(0.10)	(0.60)	—		—
Redemption Fees	— **	— **	— **	—	**	— **

Net Asset Value, End of Period	$18.19	$15.63	$13.88	$12.61		$10.34
Total Return*	22.55%	13.40%	15.77%	21.95%		32.56%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$19,787	$22,680	$24,173	$30,920		$12,405
Ratio of net operating expenses to average net assets (2)	2.25%	2.28%	2.58%	2.66	% (3)	3.10%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.75)%	(1.48)%	(2.20)%		(2.77)%
Portfolio Turnover Rate	25%	33%	25%	603%		334%

	Energy & Basic Materials Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$14.78	$12.84	$13.75	$10.68		$10.17
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.18)	(0.13)	(0.31)		(0.26)
Net realized and unrealized gain (loss)	2.65	2.12	(0.78)	3.38		0.77
Total from investment operations	2.40	1.94	(0.91)	3.07		0.51
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from realized gains	—	—	—	—		—
Total dividends and distributions	—	—	—	—		—
Redemption Fees	— **	—	— **	—	**	— **

Net Asset Value, End of Period	$17.18	$14.78	$12.84	$13.75		$10.68
Total Return*	16.24%	15.11%	(6.62)%	28.75%		5.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,115	$1,179	$1,141	$1,802		$1,840
Ratio of net operating expenses to average net assets (4)	3.03%	3.40%	3.21%	3.06	% (5)	3.04%
Ratio of net investment income (loss) to average net assets	(1.55)%	(1.33)%	(0.91)%	(2.12)%		(2.16)%
Portfolio Turnover Rate	114%	30%	46%	56%		65%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.27% for the year ended August 31, 2014; 2.30% for the year ended August 31, 2013; 2.60% for the year ended August 31, 2012; 2.67% for the year ended August 31, 2011; 3.13% for the year ended August 31, 2010.

(3)	During the year ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.59% for the year ending August 31, 2011.

(4)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.04% for the year ended August 31, 2014; 3.43% for the year ended August 31, 2013; 3.23% for the year ended August 31, 2012; 3.08% for the year ended August 31, 2011; 3.04% for the year ended August 31, 2010.

(5)	During the years ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.93% for the year ending August 31, 2011.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
96

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.29	$5.90	$5.41	$5.41	$6.16
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.13)	(0.09)	(0.06)	(0.11)	(0.14)
Net realized and unrealized gain (loss)	1.30	1.48	0.55	0.11	(0.61)
Total from investment operations	1.17	1.39	0.49	—	(0.75)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$8.46	$7.29	$5.90	$5.41	$5.41
Total Return*	16.05%	23.56%	9.06%	0.00%	(12.18)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$133	$162	$161	$219	$214
Ratio of net operating expenses to average net assets (2)	3.40%	3.40%	3.39%	3.39%	3.39%
Ratio of net investment income (loss) to average net assets	(1.57)%	(1.28)%	(1.05)%	(1.84)%	(2.27)%
Portfolio Turnover Rate	18%	19%	33%	56%	104%

	Investment Quality Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.80	$10.23	$10.25	$10.54	$10.16
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.07	0.09	0.14	0.22	0.27
Net realized and unrealized gain (loss)	0.10	(0.29)	0.14	(0.11)	0.38
Total from investment operations	0.17	(0.20)	0.28	0.11	0.65
Dividends and Distributions:
Dividends from net investment income	(0.07)	(0.09)	(0.14)	(0.22)	(0.27)
Distributions from realized gains	(0.07)	(0.14)	(0.16)	(0.18)	—
Total dividends and distributions	(0.14)	(0.23)	(0.30)	(0.40)	(0.27)
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$9.83	$9.80	$10.23	$10.25	$10.54
Total Return*	1.70%	(2.01)%	2.33%	1.14%	6.46%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$100	$140	$65	$103	$91
Ratio of net operating expenses to average net assets (3)	1.76%	1.86%	1.95%	1.92%	2.17%
Ratio of net investment income (loss) to average net assets	0.68%	0.87%	1.38%	2.18%	2.61%
Portfolio Turnover Rate	42%	24%	43%	26%	31%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed or reduced by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.30% for the year ended August 31, 2014; 6.05% for the year ended August 31, 2013; 4.41% for the year ended August 31, 2012; 4.61% for the year ended August 31, 2011; 4.23% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.76% for the year ended August 31, 2014; 1.86% for the year ended August 31, 2013; 1.95% for the year ended August 31, 2012; 1.92% for the year ended August 31, 2011; 2.17% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
97

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class A Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.80	$10.18	$9.94	$10.06	$9.69
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.04	0.05	0.04	0.08	0.15
Net realized and unrealized gain (loss)	0.23	(0.37)	0.24	(0.11)	0.37
Total from investment operations	0.27	(0.32)	0.28	(0.03)	0.52
Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.06)	(0.04)	(0.09)	(0.15)
Distributions from realized gains	(0.23)	—	—	—	—
Total dividends and distributions	(0.27)	(0.06)	(0.04)	(0.09)	(0.15)
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$9.80	$9.80	$10.18	$9.94	$10.06
Total Return*	2.79%	(3.18)%	2.83%	(0.32)%	5.47%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$48	$143	$315	$260	$140
Ratio of net operating expenses to average net assets (2)	2.29%	2.27%	2.30%	2.00%	2.30%
Ratio of net investment income (loss) to average net assets	0.41%	0.54%	0.41%	0.84%	1.55%
Portfolio Turnover Rate	21%	0%	13%	31%	17%

	U.S. Government Money Market Portfolio - Class A Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00		0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00)		(0.00	) **	(0.00	) **	(0.00	) **	(0.00	) **

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$214		$133		$315		$129		$103
Ratio of net operating expenses to average net assets (3)	0.05%		0.11%		0.11%		0.13%		0.15	% (4)
Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.10% for the year ended August 31, 2014; 2.76% for the year ended August 31, 2013; 2.48% for the year ended August 31, 2012; 2.00% for the year ended August 31, 2011; 2.68% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.33% for the year ended August 31, 2014; 1.38% for the year ended August 31, 2013; 1.48% for the year ended August 31, 2012; 1.38% for the year ended August 31, 2011; 1.89% for the year ended August 31, 2010.

(4)	The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 0.55% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
98

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class A Shares (Consolidated)

				February 1,
	Year Ended	Year Ended	Year Ended	2011 (1) to
	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.18	$10.43	$10.28	$10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.07)	0.06	0.11	0.03
Net realized and unrealized gain (loss)	(0.19)	(0.12)	0.08	0.25
Total from investment operations	(0.26)	(0.06)	0.19	0.28
Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.13)	(0.04)	—
Distributions from realized gains	(0.05)	(0.06)	—	—
Total dividends and distributions	(0.10)	(0.19)	(0.04)	—
Redemption Fees	— **	— **	— **	—	**

Net Asset Value, End of Period	$9.82	$10.18	$10.43	$10.28
Total Return*	(2.57)%	(0.67)%	1.86%	2.80	% (7)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$10,969	$19,805	$6,530	$317
Ratio of net operating expenses to average net assets (4)	1.50%	1.50%	1.50%	1.50	% (3)
Ratio of net investment income (loss) to average net assets	(0.74)%	0.57%	1.03%	0.56	% (3)
Portfolio Turnover Rate	260%	579%	373%	105	% (7)

	James Alpha Global Real Estate Investments Portfolio - Class A Shares

							January 1,				October 26,
	Year Ended		Year Ended		Year Ended		2011 to		Year Ended		2009 (1) to
	August 31,		August 31,		August 31,		August 31,		December 31,		December 31,
	2014		2013		2012		2011		2010		2009
Net Asset Value, Beginning of Period	$20.53		$21.86		$19.13		$20.54		$19.89		$18.55
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.36		0.59		0.64		0.18		0.50		0.12
Net realized and unrealized gain (loss)	3.01		0.61	(8)	3.10		(0.89)		2.98		1.32
Total from investment operations	3.37		1.20		3.74		(0.71)		3.48		1.44
Redemption Fees	—	**	—	**	—	**	—	**	—	**	—	**

Dividends and Distributions:
Dividends from net investment income	(1.06)		(1.17)		(0.23)		(0.70)		(1.20)		(0.10)
Distributions from realized gains	(1.38)		(1.36)		(0.78)		—		(1.63)		—
Total dividends and distributions	(2.44)		(2.53)		(1.01)		(0.70)		(2.83)		(0.10)

Net Asset Value, End of Period	$21.46		$20.53		$21.86		$19.13		$20.54		$19.89
Total Return*	17.56%		5.18%		23.38%		(3.72)%		18.08%		7.76	% (7)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$160,884		$111,715		$20,950		$12,155		$3,319		$821
Ratio of net operating expenses to average net assets	2.33	% (6)	2.75	% (6)	2.71	% (6)	2.75	% (3,5)	2.75	% (5)	2.75	% (3,5)
Ratio of net investment income (loss) to average net assets	1.72%		3.30%		3.28%		1.56	% (3)	2.44%		5.20	% (3)
Portfolio Turnover Rate	219%		208%		519%		284	% (7)	848%		206	% (7)
(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.26% for the year ended August 31, 2014; 2.32% for the year ended August 31, 2013; 2.68% for the year ended August 31, 2012; and 3.90% for the period ended August 31, 2011.

(5)	Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 7.18% for the period ended August 31, 2011; 24.90% for the year ended December 31, 2010; and 321.65% for the period ended December 31, 2009.

(6)	During the year ended August 31, 2014, the year ended August 31, 2013 and the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.04%, 2.09% and 2.55%, respectively.

(7)	Not annualized

(8)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
99

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$14.58	$11.86	$10.68	$9.24	$9.39
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.17)	(0.08)	(0.09)	(0.16)	(0.11)
Net realized and unrealized gain (loss)	5.22	2.80	1.27	1.60	(0.04)
Total from investment operations	5.05	2.72	1.18	1.44	(0.15)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—
Redemption Fees	— **	—	— **	— **	— **

Net Asset Value, End of Period	$19.63	$14.58	$11.86	$10.68	$9.24
Total Return*	34.64%	22.93%	11.05%	15.58%	(1.60)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$1,047	$721	$753	$731	$646
Ratio of net operating expenses to average net assets (2)	2.12%	2.26%	2.45%	2.43%	2.44%
Ratio of net investment income (loss) to average net assets	(0.94)%	(0.56)%	(0.78)%	(1.39)%	(1.06)%
Portfolio Turnover Rate	104%	73%	66%	109%	101%

	Large Cap Growth Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.75	$15.75	$16.17	$12.76	$11.10
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.15)	(0.11)	(0.12)	(0.28)	(0.26)
Net realized and unrealized gain (loss)	4.42	3.38	2.05	3.69	1.92
Total from investment operations	4.27	3.27	1.93	3.41	1.66
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(0.78)	(0.27)	(2.35)	—	—
Total dividends and distributions	(0.78)	(0.27)	(2.35)	—	—
Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$22.24	$18.75	$15.75	$16.17	$12.76
Total Return*	23.08%	21.03%	13.76%	26.72%	14.95%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,646	$1,452	$1,259	$1,190	$936
Ratio of net operating expenses to average net assets (3)	2.20%	2.34%	2.58%	2.51%	2.58%
Ratio of net investment income (loss) to average net assets	(0.72)%	(0.65)%	(0.80)%	(1.72)%	(2.05)%
Portfolio Turnover Rate	14%	21%	16%	163%	151%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 2.21% for the year ended August 31, 2014; 2.35% for the year ended August 31, 2013; 2.56% for the year ended August 31, 2012; 2.60% for the year ended August 31, 2011; 2.57% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 2.20% for the year ended August 31, 2014; 2.35% for the year ended August 31, 2013; 2.58% for the year ended August 31, 2012; 2.52% for the year ended August 31, 2011; 2.61% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
100

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Mid Capitalization Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.84	$9.17	$8.44	$7.06	$6.98
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.19)	(0.11)	(0.09)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	2.92	2.78	0.82	1.52	0.20
Total from investment operations	2.73	2.67	0.73	1.38	0.08
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.49)	—	—	—	—
Total dividends and distributions	(1.49)	—	—	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$13.08	$11.84	$9.17	$8.44	$7.06
Total Return*	24.51%	29.12%	8.65%	19.55%	1.15%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$457	$353	$395	$337	$267
Ratio of net operating expenses to average net assets (2)	2.47%	2.66%	2.95%	2.84%	3.17%
Ratio of net investment income (loss) to average net assets	(1.54)%	(1.00)%	(1.01)%	(1.59)%	(1.64)%
Portfolio Turnover Rate	57%	57%	60%	93%	124%

	Small Cap Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$7.44	$6.25	$6.05	$5.34	$4.96
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.08)	(0.08)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	1.20	1.27	0.64	0.78	0.45
Total from investment operations	1.11	1.19	0.56	0.71	0.38
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.50)	—	(0.36)	—	—
Total dividends and distributions	(1.50)	—	(0.36)	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$7.05	$7.44	$6.25	$6.05	$5.34
Total Return*	15.89%	19.04%	9.61%	13.30%	7.66%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$393	$339	$357	$484	$425
Ratio of net operating expenses to average net assets (3)	2.35%	2.60%	2.72%	2.71%	2.72%
Ratio of net investment income (loss) to average net assets	(1.26)%	(1.14)%	(1.35)%	(1.06)%	(1.18)%
Portfolio Turnover Rate	32%	50%	39%	31%	64%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 2.47% for the year ended August 31, 2014; 2.66% for the year ended August 31, 2013; 2.95% for the year ended August 31, 2012; 2.85% for the year ended August 31, 2011; 3.18% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 2.35% for the year ended August 31, 2014; 2.60% for the year 2013; 2.72% for the year ended August 31, 2012; 2.71% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
101

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	International Equity Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.61	$8.38	$9.21	$8.85	$8.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.07)	(0.06)	0.02	0.00 **	0.00 **
Net realized and unrealized gain (loss)	1.07	1.29	(0.82)	0.37	0.08
Total from investment operations	1.00	1.23	(0.80)	0.37	0.08
Dividends and Distributions:
Dividends from net investment income	(0.14)	—	(0.03)	(0.01)	(0.05)
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	(0.14)	—	(0.03)	(0.01)	(0.05)
Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$10.47	$9.61	$8.38	$9.21	$8.85
Total Return*	10.48%	14.68%	(8.66)%	4.17%	0.91%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$187	$138	$146	$285	$303
Ratio of net operating expenses to average net assets (2)	3.29%	3.89%	3.64%	3.60%	3.25%
Ratio of net investment income (loss) to average net assets	(0.72)%	(0.67)%	0.26%	0.02%	0.03%
Portfolio Turnover Rate	125%	122%	50%	43%	160%

	Health & Biotechnology Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.09	$18.60	$17.04	$13.67	$13.10
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.30)	(0.24)	(0.22)	(0.23)	(0.27)
Net realized and unrealized gain (loss)	6.26	4.73	1.78	3.60	0.84
Total from investment operations	5.96	4.49	1.56	3.37	0.57
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	(1.58)	—	—	—	—
Total dividends and distributions	(1.58)	—	—	—	—
Redemption Fees	— **	—	— **	— **	— **

Net Asset Value, End of Period	$27.47	$23.09	$18.60	$17.04	$13.67
Total Return*	26.74%	24.14%	9.15%	24.65%	4.35%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$2,180	$1,906	$1,773	$1,818	$1,666
Ratio of net operating expenses to average net assets (3)	2.97%	3.20%	3.26%	3.33%	3.39%
Ratio of net investment income (loss) to average net assets	(1.15)%	(1.13)%	(1.24)%	(1.43)%	(1.88)%
Portfolio Turnover Rate	14%	6%	18%	8%	14%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 3.29% for the year ended August 31, 2014; 4.08% for the year ended August 31, 2013; 3.65% for the year ended August 31, 2012; 3.62% for the year ended August 31, 2011; 3.29% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.98% for the year ended August 31, 2014; 3.20% for the year ended August 31, 2013; 3.27% for the year ended August 31, 2012; 3.34% for the year ended August 31, 2011; 3.41% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
102

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Technology & Communications Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$14.14	$12.65	$11.60	$9.57		$7.26
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.25)	(0.18)	(0.25)	(0.37)		(0.29)
Net realized and unrealized gain (loss)	3.25	1.77	1.90	2.40		2.60
Total from investment operations	3.00	1.59	1.65	2.03		2.31
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from realized gains	(0.88)	(0.10)	(0.60)	—		—
Total dividends and distributions	(0.88)	(0.10)	(0.60)	—		—
Redemption Fees	— **	— **	— **	—	**	— **

Net Asset Value, End of Period	$16.26	$14.14	$12.65	$11.60		$9.57
Total Return*	21.78%	12.64%	15.22%	21.21%		31.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$6,901	$5,881	$6,119	$5,974		$868
Ratio of net operating expenses to average net assets (2)	2.86%	2.90%	3.19%	3.27	% (3)	3.68%
Ratio of net investment income (loss) to average net assets	(1.62)%	(1.35)%	(2.06)%	(2.81)%		(3.35)%
Portfolio Turnover Rate	25%	33%	25%	603%		334%

	Energy & Basic Materials Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2014	2013	2012	2011		2010
Net Asset Value, Beginning of Period	$12.52	$10.94	$11.79	$9.21		$8.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.29)	(0.23)	(0.18)	(0.35)		(0.28)
Net realized and unrealized gain (loss)	2.23	1.81	(0.67)	2.93		0.67
Total from investment operations	1.94	1.58	(0.85)	2.58		0.39
Dividends and Distributions:
Dividends from net investment income	—	—	—	—		—
Distributions from realized gains	—	—	—	—		—
Total dividends and distributions	—	—	—	—		—
Redemption Fees	— **	—	— **	—	**	— **

Net Asset Value, End of Period	$14.46	$12.52	$10.94	$11.79		$9.21
Total Return*	15.49%	14.44%	(7.21)%	28.01%		4.42%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$168	$240	$233	$255		$186
Ratio of net operating expenses to average net assets (4)	3.61%	4.00%	3.84%	3.69	% (5)	3.64%
Ratio of net investment income (loss) to average net assets	(2.14)%	(1.93)%	(1.55)%	(2.72)%		(2.77)%
Portfolio Turnover Rate	114%	30%	46%	56%		65%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.87% for the year ended August 31, 2014; 2.91% for the year ended August 31, 2013: 3.20% for the year ended August 31, 2012; 3.27% for the year ended August 31, 2011; 3.71% during the year ended August 31, 2010.

(3)	During the year ended August 31, 2011 the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.18% for the year ending August 31, 2011 for the Technology & Communications Portfolio.

(4)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 3.62% for the year ended August 31, 2014; 4.03% for the year ended August 31, 2013; 3.85% for the year ended August 31, 2012; 3.70% for the year ended August 31, 2011; 3.64% during the year ended August 31, 2010.

(5)	During the years ended August 31, 2011, the Manager recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 3.55% for the year ending August 31, 2011 for the Energy & Basic Materials Portfolio.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
103

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Financial Services Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$6.62	$5.39	$4.97	$5.00	$5.73
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.16)	(0.12)	(0.08)	(0.14)	(0.16)
Net realized and unrealized gain (loss)	1.18	1.35	0.50	0.11	(0.57)
Total from investment operations	1.02	1.23	0.42	(0.03)	(0.73)
Dividends and Distributions:
Dividends from net investment income	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—
Total dividends and distributions	—	—	—	—	—
Redemption Fees	—	—	— **	— **	— **

Net Asset Value, End of Period	$7.64	$6.62	$5.39	$4.97	$5.00
Total Return*	15.41%	22.82%	8.45%	(0.60)%	(12.74)%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$43	$34	$26	$30	$29
Ratio of net operating expenses to average net assets (2)	4.00%	4.00%	3.99%	3.99%	3.99%
Ratio of net investment income (loss) to average net assets	(2.15)%	(1.90)%	(1.64)%	(2.45)%	(2.86)%
Portfolio Turnover Rate	18%	19%	33%	56%	104%

	Investment Quality Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.81	$10.24	$10.26	$10.54	$10.16
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	0.03	0.08	0.16	0.21
Net realized and unrealized gain (loss)	0.09	(0.29)	0.14	(0.10)	0.38
Total from investment operations	0.10	(0.26)	0.22	0.06	0.59
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.03)	(0.08)	(0.16)	(0.21)
Distributions from realized gains	(0.07)	(0.14)	(0.16)	(0.18)	—
Total dividends and distributions	(0.08)	(0.17)	(0.24)	(0.34)	(0.21)
Redemption Fees	—	— **	— **	— **	— **

Net Asset Value, End of Period	$9.83	$9.81	$10.24	$10.26	$10.54
Total Return*	1.07%	(2.54)%	2.16%	0.64%	5.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$330	$315	$436	$558	$559
Ratio of net operating expenses to average net assets (3)	2.27%	2.44%	2.56%	2.51%	2.75%
Ratio of net investment income (loss) to average net assets	0.15%	0.29%	0.75%	1.58%	1.99%
Portfolio Turnover Rate	42%	24%	43%	26%	31%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.89% for the year ended August 31, 2014; 6.80% for the year ended August 31, 2013; 5.01% for the year ended August 31, 2012; 5.19% for the year ended August 31, 2011; 4.84% for the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 2.36% for the year ended August 31, 2014; 2.44% for the year ended August 31, 2013; 2.56% for the year ended August 31, 2012; 2.51% for the year ended August 31, 2011; 2.72% for the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
104

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Municipal Bond Portfolio - Class C Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$9.82	$10.20	$9.96	$10.08	$9.71
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.01	0.01	0.04	0.04	0.10
Net realized and unrealized gain (loss)	0.23	(0.38)	0.23	(0.12)	0.37
Total from investment operations	0.24	(0.37)	0.27	(0.08)	0.47
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.01)	(0.03)	(0.04)	(0.10)
Distributions from realized gains	(0.23)	—	—	—	—
Total dividends and distributions	(0.24)	(0.01)	(0.03)	(0.04)	(0.10)
Redemption Fees	— **	— **	— **	— **	— **

Net Asset Value, End of Period	$9.82	$9.82	$10.20	$9.96	$10.08
Total Return*	2.49%	(3.64)%	2.76%	(0.75)%	4.83%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$183	$175	$182	$349	$364
Ratio of net operating expenses to average net assets (2)	2.58%	2.75%	2.25%	2.45%	2.90%
Ratio of net investment income (loss) to average net assets	0.11%	0.10%	0.44%	0.44%	0.98%
Portfolio Turnover Rate	21%	0%	13%	31%	17%

	U.S. Government Money Market Portfolio - Class C Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Net realized and unrealized gain (loss)	—		—		—		—		—
Total from investment operations	0.00	**	0.00	**	0.00	**	0.00	**	0.00	**
Dividends and Distributions:
Dividends from net investment income	(0.00	) **	(0.00	) **	0.00	**	(0.00	) **	(0.00	) **
Distributions from realized gains	—		—		—		—		—
Total dividends and distributions	(0.00	) **	(0.00	) **	0.00	**	(0.00	) **	(0.00	) **

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00
Total Return*	0.01%		0.01%		0.01%		0.01%		0.01%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$241		$259		$302		$323		$371
Ratio of net operating expenses to average net assets (3)	0.05%		0.12%		0.12%		0.14%		0.15	% (4)
Ratio of net investment income (loss) to average net assets	0.01%		0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 3.66% for the year ended August 31, 2014; 3.48% for the year ended August 31, 2013; 3.02% for the year ended August 31, 2012; 2.61% for the year ended August 31, 2011; 3.26% during the year ended August 31, 2010.

(3)	Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 1.93% for the year ended August 31, 2014; 1.99% for the year ended August 31, 2013; 2.08% for the year ended August 31, 2012; 1.99% for the year ended August 31, 2011; 2.48% for the year ended August 31, 2010.

(4)	The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The ratio of net operating expenses to average daily net assets including these expenses was 1.13% during the year ended August 31, 2010.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
105

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	James Alpha Global Enhanced Real Return Portfolio - Class C Shares (Consolidated)

			January 5,
	Year Ended	Year Ended	2012 (1) to
	August 31,	August 31,	August 31,
	2014	2013	2012
Net Asset Value, Beginning of Period	$10.07	$10.38	$10.25
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.15)	(0.02)	0.03
Net realized and unrealized gain (loss)	(0.18)	(0.13)	0.10
Total from investment operations	(0.33)	(0.15)	0.13
Dividends and Distributions:
Dividends from net investment income	(0.01)	(0.10)	—
Distributions from realized gains	(0.05)	(0.06)	—
Total dividends and distributions	(0.06)	(0.16)	—
Redemption Fees	— **	— **	—	**

Net Asset Value, End of Period	$9.68	$10.07	$10.38
Total Return*	(3.24)%	(1.46)%	1.25	% (6)
Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,201	$2,859	$581
Ratio of net operating expenses to average net assets (4)	2.25%	2.25%	2.25	% (3)
Ratio of net investment income (loss) to average net assets	(1.51)%	(0.18)%	0.42	% (3)
Portfolio Turnover Rate	260%	579%	373	% (6)

	James Alpha Global Real Estate Investments Portfolio - Class C Shares

	Year Ended		Year Ended		January 5, 2012 (1) to
	August 31,		August 31,		August 31,
	2014		2013		2012
Net Asset Value, Beginning of Period	$20.54		$21.83		$18.31
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.27		0.55		0.70
Net realized and unrealized gain (loss)	3.04		0.58	(7)	3.50
Total from investment operations	3.31		1.13		4.20
Redemption fees	—		—		—

Dividends and Distributions:
Dividends from net investment income	(0.91)		(1.06)		(0.20)
Distributions from realized gains	(1.38)		(1.36)		(0.48)
Total dividends and distributions	(2.29)		(2.42)		(0.68)
Redemption Fees	—	**	—	**	—	**

Net Asset Value, End of Period	$21.56		$20.54		$21.83
Total Return*	17.18%		4.85%		22.33%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$64,588		$33,541		$3,314
Ratio of net operating expenses to average net assets	2.67	% (8)	2.98	% (5)	2.94	% (3)(5)
Ratio of net investment income (loss) to average net assets	1.30%		2.59%		5.11	% (3)
Portfolio Turnover Rate	219%		208%		519	% (6)
(1)	Commencement of offering.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Annualized for periods less than one year.

(4)	Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 2.99% for the year ended August 31, 2014; 3.06% for the year ended August 31, 2013; 3.49% for the period ended August 31, 2012.

(5)	During the year ended August 31, 2013 and the year ended August 31, 2012 Ascent Investment Advisors, LLC, recaptured previously waived/reimbursed expenses. The ratio of expenses to average net assets excluding the effect of any recapture was 2.85% and 2.33% respectively.

(6)	Not annualized

(7)	Realized and unrealized gain per share does not correlate to the aggregate of the net realized and unrealized gains on the Statements of Operations for the year ended August 31, 2013, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(8)	Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Portfolio: 2.79% for the year ended August 31, 2014.

*	Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

**	Per share amount represents less than $0.01 per share.
106

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, and James Alpha Global Real Estate Investments Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for James Alpha Global Real Estate Investments Portfolio in which the financial highlights were for the three years in the period then ended and the period January 1, 2011 through August 31, 2011. We have audited the accompanying consolidated statement of assets and liabilities of the James Alpha Global Enhanced Real Return Portfolio, a series of Saratoga Advantage Trust (the “Trust”), including the consolidated schedule of investments as of August 31, 2014, and the related consolidated statement of operations for the year than ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the three years in the period then ended and the period February 1, 2011 (commencement of operations) through August 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. With respect to the James Alpha Global Real Estate Investments Portfolio the financial highlights for the year ended December 31, 2010 and the period October 26, 2009 (commencement of operations) to December 31, 2009 have been audited by other auditors, whose report dated March 1, 2011 and expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the (consolidated) financial statements and (consolidated) financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen portfolios of the Saratoga Advantage Trust as of August 31, 2014, the (consolidated) results of their operations, the (consolidated) changes in their net assets, and the (consolidated) financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2014

107

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2014, through August 31, 2014.

Actual Expenses: The first table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
	Value - 3/1/2014	Value - 8/31/2014	3/1/2014 - 8/31/2014*	[Annualized]
Actual Expenses - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,070.90	$6.27	1.20%
Large Capitalization Value – Class A	1,000.00	1,068.40	8.35	1.60%
Large Capitalization Value – Class C	1,000.00	1,065.10	11.45	2.20%
Large Capitalization Growth – Class I	1,000.00	1,045.70	6.03	1.17%
Large Capitalization Growth – Class A	1,000.00	1,043.60	8.05	1.56%
Large Capitalization Growth – Class C	1,000.00	1,040.20	11.13	2.17%
Mid Capitalization – Class I	1,000.00	1,040.30	7.48	1.46%
Mid Capitalization – Class A	1,000.00	1,038.70	9.53	1.85%
Mid Capitalization – Class C	1,000.00	1,035.60	12.60	2.46%
Small Capitalization – Class I	1,000.00	1,010.00	6.84	1.35%
Small Capitalization – Class A	1,000.00	1,008.30	8.89	1.76%
Small Capitalization – Class C	1,000.00	1,005.70	11.88	2.35%
International Equity – Class I	1,000.00	1,005.30	10.18	2.01%
International Equity – Class A	1,000.00	1,003.50	12.25	2.43%
International Equity – Class C	1,000.00	1,000.00	15.19	3.01%
Health & Biotechnology – Class I	1,000.00	1,061.30	10.54	2.03%
Health & Biotechnology – Class A	1,000.00	1,059.20	12.60	2.43%
Health & Biotechnology – Class C	1,000.00	1,056.10	15.69	3.03%
Technology & Communications – Class I	1,000.00	1,020.30	9.60	1.89%
Technology & Communications – Class A	1,000.00	1,018.50	11.63	2.29%
Technology & Communications – Class C	1,000.00	1,015.00	14.66	2.89%
Energy & Basic Materials – Class I	1,000.00	1,058.40	14.00	2.70%
Energy & Basic Materials – Class A	1,000.00	1,056.60	16.04	3.09%
Energy & Basic Materials – Class C	1,000.00	1,053.20	18.92	3.66%
Financial Services – Class I	1,000.00	1,060.60	15.58	3.00%
Financial Services – Class A	1,000.00	1,056.20	17.63	3.40%
Financial Services – Class C	1,000.00	1,053.80	20.71	4.00%
Investment Quality Bond – Class I	1,000.00	1,003.90	6.62	1.31%
Investment Quality Bond – Class A	1,000.00	1,001.90	8.60	1.70%
Investment Quality Bond – Class C	1,000.00	999.40	11.08	2.20%
Municipal Bond – Class I	1,000.00	1,007.60	9.64	1.91%
Municipal Bond – Class A	1,000.00	1,004.60	11.48	2.27%
Municipal Bond – Class C	1,000.00	1,004.60	12.51	2.48%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.23	0.04%
U.S. Government Money Market – Class A	1,000.00	1,000.10	0.22	0.04%
U.S. Government Money Market – Class C	1,000.00	1,000.00	0.22	0.04%
James Alpha Global Enhanced Real Return - Class A	1,000.00	991.90	7.51	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	988.80	11.25	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	992.90	6.25	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,074.30	10.61	2.03%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,072.80	13.96	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,079.30	7.81	1.49%
108

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes: The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. This information may be used to compare the ongoing costs of investing in the fund and other mutual funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account	Ending Account	Expense Paid	Expense Ratio
Hypothetical	Value - 3/1/2014	Value - 8/31/2014	3/1/2014 - 8/31/2014*	[Annualized]
[5% Return Before Expenses] - Table 2:
Large Capitalization Value – Class I	$1,000.00	$1,019.15	$6.11	1.20%
Large Capitalization Value – Class A	1,000.00	1,017.13	8.14	1.60%
Large Capitalization Value – Class C	1,000.00	1,014.12	11.17	2.20%
Large Capitalization Growth – Class I	1,000.00	1,019.31	5.95	1.17%
Large Capitalization Growth – Class A	1,000.00	1,017.33	7.95	1.56%
Large Capitalization Growth – Class C	1,000.00	1,014.29	10.99	2.17%
Mid Capitalization – Class I	1,000.00	1,017.87	7.40	1.46%
Mid Capitalization – Class A	1,000.00	1,015.86	9.42	1.85%
Mid Capitalization – Class C	1,000.00	1,012.83	12.46	2.46%
Small Capitalization – Class I	1,000.00	1,018.40	6.87	1.35%
Small Capitalization – Class A	1,000.00	1,016.35	8.92	1.76%
Small Capitalization – Class C	1,000.00	1,013.36	11.93	2.35%
International Equity – Class I	1,000.00	1,015.05	10.23	2.01%
International Equity – Class A	1,000.00	1,012.98	12.30	2.43%
International Equity – Class C	1,000.00	1,010.01	15.27	3.01%
Health & Biotechnology – Class I	1,000.00	1,014.98	10.30	2.03%
Health & Biotechnology – Class A	1,000.00	1,012.97	12.32	2.43%
Health & Biotechnology – Class C	1,000.00	1,009.94	15.34	3.03%
Technology & Communications – Class I	1,000.00	1,015.70	9.58	1.89%
Technology & Communications – Class A	1,000.00	1,013.68	11.60	2.29%
Technology & Communications – Class C	1,000.00	1,010.66	14.62	2.89%
Energy & Basic Materials – Class I	1,000.00	1,011.60	13.68	2.70%
Energy & Basic Materials – Class A	1,000.00	1,009.61	15.67	3.09%
Energy & Basic Materials – Class C	1,000.00	1,006.78	18.49	3.66%
Financial Services – Class I	1,000.00	1,010.08	15.20	3.00%
Financial Services – Class A	1,000.00	1,008.05	17.22	3.40%
Financial Services – Class C	1,000.00	1,005.04	20.22	4.00%
Investment Quality Bond – Class I	1,000.00	1,018.59	6.67	1.31%
Investment Quality Bond – Class A	1,000.00	1,016.61	8.66	1.70%
Investment Quality Bond – Class C	1,000.00	1,014.13	11.16	2.20%
Municipal Bond – Class I	1,000.00	1,015.60	9.68	1.91%
Municipal Bond – Class A	1,000.00	1,013.75	11.53	2.27%
Municipal Bond – Class C	1,000.00	1,012.72	12.56	2.48%
U.S. Government Money Market – Class I	1,000.00	1,024.98	0.23	0.04%
U.S. Government Money Market – Class A	1,000.00	1,024.98	0.23	0.04%
U.S. Government Money Market – Class C	1,000.00	1,024.98	0.23	0.04%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.67	7.60	1.50%
James Alpha Global Enhanced Real Return - Class C	1,000.00	1,013.86	11.42	2.25%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.93	6.34	1.25%
James Alpha Global Real Estate Investments - Class A	1,000.00	1,014.98	10.30	2.03%
James Alpha Global Real Estate Investments - Class C	1,000.00	1,011.75	13.54	2.67%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,017.69	7.58	1.49%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).
109

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 59 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	14 Portfolios	None

Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 72 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	14 Portfolios	None
Udo Koopmann, 73 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997	Retired	14 Portfolios	None
Floyd E. Seal, 65 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since April 1997

Director of Operations, Pet Goods Manufacturing & Imports (1/2013 – Present); Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA(1992 – 2012)

				14 Portfolios	None
Stephen H. Hamrick, 62 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Trustee	Since January 2003	President and Chief Executive Officer, Terra Capital Markets, LLC (2/2011-Present) (Broker-Dealer); President, Lightstone Value Plus REIT (9/2007- 7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Managing Director, WP Carey & Co. (2001- 2006) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer)	14 Portfolios	None
110

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 58 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President & Secretary**	Since September 1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	14 Portfolios	None
Jonathan W. Ventimiglia, 31 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present) and Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	14 Portfolios	None
James S. Vitalie, 54 1616 N. Litchfield Rd., Suite 165 Goodyear, AZ 85395	Vice President	Since January 2011	President of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	14 Portfolios	None
Michael J. Wagner, 63 c/o Northern Lights Compliance Services, LLC 80 Arkay Dr., Suite 110, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006	President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present)	14 Portfolios	None

*	Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified. Officers of the Trust are elected annually.

**	Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

***	Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

111

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board of Trustees (the “Board”) Meeting of April 10 and 11, 2014

The Independent Trustees discussed the information received from Saratoga Capital Management, LLC (the “Manager”) respecting (i) the nature, quality and scope of services provided by the Manager, Armored Wolf, Ascent and each Adviser to the Portfolios; (ii) the investment performance of the Portfolios relative to comparable funds; (iii) the costs of services provided and profits realized by the Manager, Armored Wolf and Ascent; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by the Manager, Armored Wolf and Ascent from their relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager. In this regard, the Manager discussed in detail with the Trustees its methodology for selecting Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Adviser’s performance. The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the nature, quality and scope of services provided by Armored Wolf and Ascent and concluded that the overall quality and scope of services provided were satisfactory. In addition, the Trustees evaluated the quality of the services provided by the Advisers to each Portfolio. The Board concluded that the nature, scope and quality of the services provided by each of the Advisers was satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio. Performance was compared over various time periods with an emphasis on longer term performance. The conclusions of the Trustees were as follows:

Large Cap Value. The Trustees noted that M.D. Sass Investors Services, Inc. has been the Adviser to the Portfolio since August 2008 and that the Portfolio had performed better than its benchmark from then through February 28, 2014. The Trustees concluded that the performance of the Portfolio was satisfactory.

112

Large Cap Growth. The Trustees noted that since Loomis Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005 and since then through February 28, 2014, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap. The Trustees noted that Vaughn Nelson Investment Management LP became the Adviser to the Portfolio in April 2006 and that since then through February 28, 2014, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap. The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Adviser to the Portfolio in January 2001 through February 28, 2014, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

International Equity. The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc. (“DRZ”), was appointed in November 2009 and had outperformed its benchmark since then through February 28, 2011. They further noted that DRZ underperformed its benchmark since February 28, 2011 through February 28, 2014 but that a new portfolio manager at DRZ began managing the Portfolio in late 2012. In light of the relatively recent change, the Trustees concluded that it was too soon to meaningfully evaluate the performance of the portfolio manager.

Health & Biotechnology. The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd., was appointed in July 2005. Since that date, through February 28, 2014, the Adviser had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Technology & Communications. The Trustees noted that Loomis Sayles and Oak took over as Advisers of the Portfolio in August of 2011 and since then through February 28, 2013 the Portfolio performed virtually even with its benchmark, however, the Portfolio slightly underperformed its benchmark during the year ended February 28, 2014. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services Portfolio. The Trustees noted that Loomis Sayles was appointed as the Adviser to the Portfolio in May 2005 and since then through February 28, 2014 the Portfolio had outperformed the S&P Financials which comprises those companies included in the S&P 500 that are classified as members of the Global Industry Classification Standard financials sector; however, the Portfolio underperformed its benchmark during that period of time. The Trustees noted that the Portfolio was significantly smaller than most financial services funds and according to the Manager, the Portfolio has a bias toward high-quality defensive stocks

113

suitable for asset allocation strategies. The Trustees determined that under the circumstances the performance of the Portfolio was satisfactory.

Energy & Basic Materials Portfolio. The Trustees noted that in April 2007 Loomis Sayles was appointed as the Adviser to the Portfolio. The Trustees noted that since then through February 28, 2014 the Portfolio slightly underperformed its benchmark. They further noted that two new portfolio managers at Loomis Sayles began managing the Portfolio in 2014. Consequently, the Trustees concluded that it was too soon to meaningfully evaluate the performance of the new portfolio managers.

Investment Quality Bond Portfolio. The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 28, 2014 had been in line with its benchmark. The Trustees determined that the performance of the Portfolio was satisfactory.

Municipal Bond Portfolio. The Trustees noted that the current Adviser to the Portfolio, Fox A, was appointed in April 2009 and since then through February 28, 2014 the Portfolio underperformed its benchmark. The Trustees noted, however, that the Portfolio is significantly smaller than most municipal bond funds and is managed in a conservative risk averse manner suitable for asset allocation. The Trustees concluded that under the circumstances, the performance of the Portfolio was satisfactory.

U.S. Government Money Market Portfolio. The Trustees noted that CLS Investments LLC has been the Adviser to the Portfolio since August 2011 and since then through February 28, 2014 the Portfolio performed virtually even with its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Enhanced Real Return Portfolio. The Trustees noted that Armored Wolf, the Adviser to the Portfolio, was appointed in February 2011 and since March 1, 2011 through February 28, 2013, the Portfolio had outperformed its benchmark, however, the Portfolio underperformed its benchmark for the year ended February 28, 2014. The Trustees concluded that the performance of the Portfolio was satisfactory.

James Alpha Global Real Estate Investments Portfolio. The Trustees noted that the Adviser to the Portfolio, Ascent Investment Advisors, LLC, was appointed in August 2011 and since then through February 28, 2014 the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Large Cap Value, Mid Cap and International Equity Portfolios were slightly higher than the average

114

of comparable funds; (ii) the fee rates for the Large Cap Growth and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; and (iii) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond, U.S. Government Money Market , James Alpha Real Return and James Alpha Real Estate were higher than the average of comparable funds.

The Trustees noted that most of the Portfolios were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact of the relatively small sizes of the Portfolios on the costs and profitability of the Manager, Armored Wolf and Ascent. The Trustees also noted that Saratoga has, since 1999, agreed to cap expenses of the Portfolios for which it serves as Manager at specified levels. The Trustees also noted that expense caps are in effect for the Portfolios managed by Armored Wolf and Ascent. The Trustees evaluated the impact of these expense caps on the net fees received by the Manager, Armored Wolf and Ascent, respectively. The Trustees concluded, based on the foregoing, that the Management Fee rate with respect to each of the Portfolios was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between the Manager and the Adviser to each Portfolio managed by the Manager. In this regard, they considered the nature and scope of the services provided by the Manager, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of Advisers and potential replacement advisers to present to the Trustees for their consideration. The Trustees also took note of Manager’s representation that with respect to the more complex portfolios, these services are generally more time consuming.

Economies of Scale

The Trustees determined that, at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by the Manager, Armored Wolf and Ascent. The Trustees noted that the provision of services under the Management Agreements had resulted in a loss to the Manager and Armored Wolf and a profit to Ascent and determined that the profits earned by Ascent were reasonable in light of the nature and quality of the service provided to the applicable Portfolio. The Trustees considered the financial viability of the Manager, Armored Wolf and Ascent and their ability to

115

continue to provide high quality services and concluded that each organization continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager, Armored Wolf and Ascent and the Advisers from their relationship with the Trust. They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios. The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program and in its supervision capacity to the James Alpha Portfolios the Manager receives supervision fees.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreements and the Advisory Agreement for each of the Portfolios is in the best interests of the Portfolios and the shareholders.

Discussion Regarding New Fund

Independent legal counsel reviewed with the Independent Trustees their responsibilities in considering approval of (i) the new investment management agreement between James Alpha (the “Investment Manager”) and the James Alpha Multi Strategy Alternative Income Portfolio (the “Portfolio”); (ii) Advisory Agreements with each of Ascent Investment Advisers LLC, Bullseye Asset Management LLC, Cross Ledge Investments LLC, and Yorkville Capital Management LLC (each a “Sub-Adviser and collectively, the “Sub-Advisers”); and (iii) plans of distribution pursuant to Rule 12b-1.

The Independent Trustees discussed the information provided by James Alpha and the Sub-Advisers in response to the Independent Trustees 15(c) request, including background information respecting James Alpha and each of the Sub-Advisers and comparative fee data. The Independent Trustees considered the nature, quality, and scope of services to be performed by James Alpha, including selection and ongoing monitoring of the performance of the Sub-Advisers, allocation of assets among the Sub-Advisers, and selection of the investment strategies to be pursued by the Portfolio and determined that James Alpha is well qualified to provide these services. They also concluded that each Sub-Adviser is well qualified to manage the portion of the Portfolio’s assets allocated to it by James Alpha.

116

The Trustees reviewed the proposed management fee. They considered the complex nature of the strategies and investment approach proposed for the Portfolio. The Independent Trustees also considered comparative fee data which included fees charged by other multi-manager funds and a broader universe of alternative mutual funds. They also noted that James Alpha has agreed to cap the expenses of the Portfolio through at least December 31, 2015 at 2.50%, 2.75%, and 3.50% for Class I, Class A, and Class C respectively and considered the impact of the expense cap on the net fees received by James Alpha. In addition, because the Portfolio has yet to commence operation, the Trustees determined that profitability and economies of scale were at this juncture speculative.

The Trustees concluded, based upon the foregoing and all other factors they deemed relevant that the proposed management fee rate is reasonable. The Trustees also evaluated the reasonableness of the fee split between James Alpha and each of the Advisers. In this regard they considered the nature and scope of the services to be provided by James Alpha including (i) ongoing monitoring of Portfolio performance; (ii) selection of investment strategies for the Portfolio; (iii) ongoing allocation of assets among the various Sub-Advisers; (iv) research of investment sub-advisers and potential replacement sub-advisers to present to the Trustees for their consideration; and (v) responding to questions from brokers and investment advisers.

The Trustees considered the benefits to be obtained by James Alpha and the Sub-Advisers from their relationship with the Trust. They noted, in this regard, each Sub-Adviser has soft dollar arrangements pursuant to which commissions on Portfolio transactions may be utilized to pay for research services. The Trustees noted that the amount of soft dollars expected to be received was small and that research services obtained by the Sub-Advisers may enhance the ability of the Investment Manager to provide quality services to the Portfolio.

Based on the foregoing, the Independent Trustees determined that approval of the proposed Investment Management Agreement and the Advisory Agreements are in the best interests of the Portfolios.

117

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND
118

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.
119

This Page Intentionally Left Blank.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2014 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/14

$100,500.00

$   900.00

FYE 08/31/13

$97,500.00

$   900.00

FYE 08/31/12

$97,500.00

$   900.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/14

$0.00

$0.00

FYE 08/31/13

$0.00

$0.00

FYE 08/31/12

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/14

$26,000.00

$   600.00

FYE 08/31/13

$26,000.00

$   600.00

FYE 08/31/12

$26,000.00

$   600.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/14

$0.00

$0.00

FYE 08/31/13

$0.00

$0.00

FYE 08/31/12

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2014

$26,000.00

$   600.00

FYE 08/31/2013

$26,000.00

$   600.00

FYE 08/31/2012

$26,000.00

$   600.00

 (h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2014, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/07/14

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/07/14

* Print the name and title of each signing officer under his or her signature.